Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934.
                           (Amendment No. _____)

Filed by the Registrant    [X]

Filed by a party other than the Registrant  [  ]

Check the appropirate box:

[X]   Preliminary Proxy Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[  ]   Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      EL PASO ENERGY CORPORATION
                   ---------------------------------
                   (Name of Registrant as Specified
                           in Its Charter)


                    ---------------------------------
                    (Name of Person(s) Filing Proxy
                 Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       (1)  Title of each class of securities to which transaction applies:

            _______________________________________________________________

       (2)  Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

       (4)  Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

       (5)  Total fee paid:

            ---------------------------------------------------------------

[  ]   Fee paid previously with preliminary materials

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

       (1)  Amount previously Paid:

            -----------------------------------------------------------------

       (2)  Form, Schedule or Registration Statement No.:

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       (3)  Filing Party:

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       (4)  Date Filed:

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

 Dear Stockholder:

      You are cordially invited to attend the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of El Paso Energy Corporation (the "Company"), which will be held on Thursday, April 22, 1999, at 9:00 a.m. (central daylight time), at The Windsor Court Hotel, 300 Gravier Street, New Orleans, Louisiana 70130. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be transacted at the Annual Meeting.


      The Company is pleased to offer you  the  option  of  voting  your
shares  (1) electronically via the Internet by accessing following   the
instructions   on  your proxy card,  (2) by  telephone  by following the
instructions on your proxy card, or (3) by using the enclosed traditional paper proxy card. Whether or not you plan to attend the Annual Meeting, please vote by one of the foreging methods to ensure that your shares are represented and voted in accordance with your wishes. This will help the Company avoid the expense of sending follow-up letters to ensure that a quorum is represented.

                                            Sincerely,



                                           WILLIAM A. WISE
                                         Chairman of the Board
                                       President and Chief Executive
                                                 Officer

Houston, Texas
March 19, 1999

                           EL PASO ENERGY CORPORATION
                              1001 Louisiana Street
                               Houston, Texas 77002

                NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                                 April 22, 1999


      The 1999 Annual Meeting of Stockholders (the "Annual Meeting") of El Paso Energy Corporation (the "Company"), will be held on Thursday, April 22, 1999, at 9:00 a.m. (central daylight time), at The Windsor Court Hotel, 300 Gravier Street, New Orleans, Louisiana 70130 for the following purposes:

      1. To elect eight Directors, each to hold office for a term of one year;

      2. To approve the El Paso Energy Corporation 1999 Omnibus Incentive Compensation Plan;

      3.    To  approve  the  El Paso Energy Corporation Employee  Stock
            Purchase Plan;

      4. To amend the Restated Certificate of Incorporation of El Paso Natural Gas Company to eliminate the provision relating to Section 251(g) of the Delaware General Corporation Law;

      5. To ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants to audit the Company's financial statements for the fiscal year ending December 31, 1999; and

      6. To transact any other business which may be properly brought before the Annual Meeting. The Board of Directors is aware of one stockholder proposal that may be presented at the Annual Meeting, which is described in the attached proxy statement.

      Only stockholders of record at the close of business on February 24, 1999, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As an alternative to using the paper proxy card to vote, stockholders may vote electronically via the Internet or by telephone. Please see "Additional Information - Internet and Telephone Voting" in the Proxy Statement for more details. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the proxy in the accompanying envelope, electronically via the Internet or by telephone as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes.

                                By Order of the Board of Directors



                                          DAVID L. SIDDALL
                                        Corporate Secretary

Houston, Texas
March 19, 1999

                         EL PASO ENERGY CORPORATION
                           1001 Louisiana Street
                            Houston, Texas 77002

                              PROXY STATEMENT

           1999 ANNUAL MEETING OF STOCKHOLDERS - April 22, 1999

     This Proxy Statement with the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to stockholders beginning
on or about March  19,  1999.   The  proxy  is  solicited  by the Board of
Directors of El Paso Energy Corporation (the "Company") for use at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, April 22, 1999. Shares of the Company's common stock, par value $3.00 per share (the "Common Stock"), represented by a properly executed proxy submitted either in the accompanying form, via the Internet, or by telephone, will be voted at the Annual Meeting. The proxy may be revoked at any time before its exercise by sending written notice of revocation to Mr. David L. Siddall, Corporate Secretary, El Paso Energy Corporation, 1001 Louisiana Street, Houston, Texas 77002, by signing and delivering a subsequently dated proxy card; by attending the Annual Meeting in person and giving notice of revocation to the Inspector of Election; or by following the appropriate revocation procedures via the Internet or by telephone.

     Effective August 1, 1998, El Paso Natural Gas Company ("EPNG") reorganized into a holding company form of organizational structure, whereby the Company, a Delaware corporation, became the holding company (the "Reorganization"). The Reorganization was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law ("DGCL"), which permits the formation of a holding company structure without a vote of the stockholders of EPNG. By virtue of the
Reorganization, EPNG became a direct, wholly owned subsidiary of the Company, and all of EPNG's outstanding capital stock was converted, on a share-for-share basis, into capital stock of the Company. As a result of the Reorganization, all outstanding securities of EPNG (including common stock) were converted into equivalent securities of the Company. Because the Reorganization involved companies under common control, the stockholders' equity, and components related thereto, of EPNG became the basis for the Company stockholders' equity. References to the "Company" in this Proxy Statement refer to El Paso Energy Corporation, as successor to EPNG after August 1, 1998, and to EPNG for information prior to August 1, 1998.

    February 24, 1999, was the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, or adjournments or postponements of the Annual Meeting. On that date there were 122,309,755 shares of Common Stock outstanding and entitled to vote, which is the Company's only class of voting securities. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder during ordinary business hours at The Windsor Court Hotel, 300 Gravier Street, New Orleans, Louisiana 70130.

    Each stockholder is entitled to cast one vote on each proposal presented at the Annual Meeting for each share of Common Stock held as of the record date. One Inspector of Election, a representative from BankBoston, N.A., and appointed by the Board of Directors, shall
have  authority  to  receive,   inspect,  electronically  tally  and
determine  the  validity  of the proxies  which  are  received.   In
accordance with the Company's By-laws, in determining the number of votes cast for or against a proposal, an abstention by a stockholder will be a vote of abstention with respect to the proposal voted upon and will not be treated as a vote "for" or "against" the proposal; however, an abstention and a broker non-vote will be included when determining whether a quorum is present. The Company's By-laws also provide that a non-vote by a broker will be treated as if the broker never voted, but a non-vote by a stockholder will be deemed a vote "for" the management proposal. Stockholders may vote for all, some or none of the director nominees, and they may vote "for" or "against" the other proposals or abstain from voting.

        INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

  The Board of Directors held nine meetings during the fiscal year ended December 31, 1998. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions, and all matters which would be considered by such committee are acted upon by the full Board of Directors. During the 1998 fiscal year, and during his term, each Director attended at least 75% of the meetings of the Board of Directors and the committees on which he served, except for Mr. Juan Carlos Braniff.

The Audit Committee

  The Audit Committee held five meetings during the 1998 fiscal year. The Audit Committee currently consists of Kenneth L. Smalley (Chairman), Juan Carlos Braniff, Peter T. Flawn and Malcolm Wallop,
each  a  non-employee  Director.   The  Audit  Committee   makes   a
recommendation to the Board of Directors for a firm of independent certified public accountants to audit the Company's annual financial
statements.   In  addition,   the   Audit   Committee  reviews  with
management   and   the   Company's   independent  certified   public
accountants the Company's financial statements,  the adequacy of the
Company's   internal   accounting  controls,  the  Company's   basic
accounting and financial policies and practices, the Company's risk management practices and Year 2000 readiness efforts.

The Compensation Committee

 The Compensation Committee held four meetings during the 1998 fiscal year. The Compensation Committee currently consists of Ben F. Love (Chairman), Byron Allumbaugh and James F. Gibbons, each a non-employee Director. The Compensation Committee currently administers the Company's executive stock option plan, long-term incentive compensation plan, annual incentive compensation plan and other
executive   compensation   plans.   In  addition,  the  Compensation
Committee considers proposals with respect to the creation of and changes to executive compensation plans and reviews appropriate criteria for establishing performance targets and determining annual
corporate  and  executive  performance ratings.   The  policies  and
mission  of  the  Compensation   Committee  are  set  forth  in  the
"Compensation Committee Report on Executive Compensation," which begins on page 13 of this Proxy Statement.

Director Compensation

 Each member of the  Board  of  Directors is reimbursed for the usual
and  ordinary expenses of meeting  attendance.   Employee  Directors
receive no additional compensation for serving on the Board of Directors or committees thereof. Pursuant to the Company's 1995 Compensation Plan for Non-Employee Directors, non-employee Directors receive an annual retainer of $60,000, with $10,000 of said amount required to be paid in deferred shares of Common Stock (plus a conversion premium), and the remaining $50,000 to be paid, at the option of the Director, in cash, deferred cash or deferred shares of Common Stock (plus a conversion premium) or a combination thereof. Each non-employee Director receives a retirement benefit credit in the form of deferred shares of Common Stock equal to the annual retainer (without the conversion premium) pursuant to the Company's 1995 Compensation Plan for Non-Employee Directors. Each non-employee Director receives a stock option grant of 3,000 options under the Company's Stock Option Plan for Non-Employee Directors upon initial election to the Board of Directors and an annual stock option grant of 2,000 options upon each re-election to the Board of Directors.

  As part of its overall program to support charitable organizations, the Company has a Director Charitable Award Plan. The plan provides for the designation of up to four charitable organizations to receive a maximum of $1,000,000 in the aggregate upon the death of
each Director  participant.   Pursuant to the plan, each Director is
entitled to participate upon the completion of two consecutive years
of  service  on the Board of Directors.   Currently,  all  Directors
other than Mr. Braniff are eligible to participate in the plan.


                                PROPOSALS

PROPOSAL NO.  1 - Election of Directors

  In accordance with the Company's By-laws, the Board of Directors has fixed at eight the number of Directors constituting the full Board of Directors. The Company proposes to elect eight Directors, each to hold office for a term of one year and until his successor has been duly elected and shall qualify. With the exception of broker non-votes and unless otherwise instructed by stockholders, the persons named on the enclosed proxy card will vote the shares of Common Stock represented by such proxy "for" the election of the
eight nominees named in this Proxy Statement.   However,  if  any of
the named nominees should be unavailable for election, the Board of Directors may substitute nominees, in which event the shares of
Common  Stock  represented  by  proxy  will  be  voted   "for"  such
substitute nominees unless an instruction to the contrary is contained on the proxy card. No circumstances are presently known which would render any nominee named herein unavailable to serve as a member of the Board of Directors. Pursuant to the Company's By-laws, the election of each Director requires an affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote on the proposal. Holders of Common Stock may not cumulate their votes for the election of Directors.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.


  Each of the following nominees is currently a Director of the Company:



  Name, Principal Occupation
  and Other Selected Information
  Concerning Nominees for Director


  BYRON ALLUMBAUGH                                Director since 1992
  Retired.
  Age - 67

  Member - Compensation Committee

  Mr. Allumbaugh has been retired since February 1, 1997. From February 1996 to February 1997, Mr. Allumbaugh was Chairman of the Board of Ralphs Grocery Company. He served as Chief Executive Officer of Ralphs Grocery Company from June 1995 until February 1996. From 1976 to 1995, Mr. Allumbaugh served as Chairman of the Board and Chief Executive Officer of Ralphs Grocery Company. Mr. Allumbaugh is a member of the Board of Directors of CKE Restaurants, Inc. and Ultramar Diamond Shamrock Inc.

  JUAN CARLOS BRANIFF                              Director since 1997

  Deputy Chief Executive Officer of Service Banking,
  BANCOMER,
  Mexico City, Mexico - Commercial Banking Institution.
  Age - 41

  Member - Audit Committee

  Mr. Braniff has served as the Deputy Chief Executive Officer of Service Banking at BANCOMER since September 1994. He served as Executive Vice President of Capital Investments and Mortgage Banking of BANCOMER from December 1991 to September 1994. For more than five years prior to that date he held several positions in the real estate, corporate finance and brewing division of Valores Industriales, S.A.-Fomento Economico Mexicano, S.A. de C.V. ("FEMSA") and its affiliates. Mr. Braniff is currently a member of the Board of Directors of FEMSA, S.A. de C.V., Coca Cola
  FEMSA, S.A. de C.V.  and Grupo Financiero Bancomer.


  PETER T. FLAWN, Ph.D.                                Director since 1997

  Retired.
  Age - 73

  Member - Audit Committee

  Dr. Flawn has been retired since 1985. He was President ad interim of The University of Texas at Austin from July 1, 1997 until April 15, 1998. For more than five years prior to his retirement, Dr. Flawn was President of The University of Texas at Austin and currently holds the title of President Emeritus. He is a member of the Board of Directors of Harte-Hanks, Inc. and Hester Capital Management, L.L.C.


  JAMES F. GIBBONS, Ph.D.                              Director since 1994

  Professor, Electrical Engineering,
  Stanford University,
  Stanford, California - Higher Education.
  Age - 67

  Member - Compensation Committee

  Dr. Gibbons has been on the faculty of Stanford University since 1957 and was Dean of the School of Engineering from September 1984 until June 1996. Currently, he is Professor of Electrical Engineering and special counsel to the President for Industry Relations at Stanford University. He is a member of the Board of Directors of Centigram Communications Corporation, Cisco Systems, Inc., Lockheed Martin Corporation and Raychem Corporation.

  BEN F. LOVE                                           Director since 1992

  Investor.
  Age - 74

  Chairman - Compensation Committee

  Since December 1989, Mr. Love's principal occupation has been as a private investor. For more than five years prior to that date, Mr. Love was Chairman of the Board and Chief Executive Officer of Texas Commerce Bancshares, Inc. He is a member of the Board of Directors of Mitchell Energy & Development Corp.

  KENNETH L. SMALLEY                                     Director since 1992

  Retired.
  Age - 69

  Chairman - Audit Committee

  Mr. Smalley has been retired since February 1992. For more than five years prior to that date, Mr. Smalley was a Senior Vice President of Phillips Petroleum Company and President of Phillips 66 Natural Gas
  Company, a Phillips Petroleum Company subsidiary.   He is a member of the
  Board of Directors of El Paso Tennessee Pipeline Co.


  MALCOLM WALLOP                                        Director since 1995

  President,
  Frontiers of Freedom Foundation,
  Arlington, Virginia - Political Foundation.
  Age - 66

  Member - Audit Committee

  Since January 1995, Mr. Wallop's principal occupation has been President of Frontiers of Freedom Foundation. For eighteen years prior to that date, Mr. Wallop was a member of the United States Senate. He is a member of the Board of Directors of Hubbell Inc., Sheridan State Bank and Leviathan Gas Pipeline Company, the general partner of Leviathan Gas Pipeline Partners, L.P.


  WILLIAM A. WISE                                       Director since 1984

  Chairman of the Board, President
  and  Chief Executive Officer,
  El Paso Energy Corporation,
  Houston, Texas - Diversified Energy Company.
  Age - 53

  Mr. Wise has been Chairman of the Board of the Company since January 1994 and Chief Executive Officer of the Company (the "CEO") since January 1990. Mr. Wise has been President of the Company from January 1990 to April 1996 and from July 1998 to present. He was President and Chief Operating Officer of the Company from April 1989 to December 1989. From March 1987 to April 1989, Mr. Wise was an Executive Vice President of the Company. From January 1984 to February 1987, he was a Senior Vice President of the Company. He is a member of the Board of Directors of Battle Mountain Gold Company and is Chairman of the Board of El Paso Tennessee Pipeline Co. and Leviathan Gas Pipeline Company, the general partner of Leviathan Gas Pipeline Partners, L.P.

       SECURITY OWNERSHIP OF A CERTAIN BENEFICIAL OWNER AND MANAGEMENT

    The following table sets forth certain information as of February 1, 1999, regarding the beneficial ownership of Common Stock by (i) each Director of the Company, (ii) the Company's Chief Executive Officer and the four other most highly compensated executives officers in the last fiscal year (together, the "named executives"), (iii) all Directors and executive officers of the Company as a group, and (iv) each person or entity known by the Company to own beneficially more than 5% of its outstanding shares of Common Stock. No family relationship exists between any of the Directors and executive officers of the Company.

                                                  Beneficial
                                                  Ownership
                                                  excluding      Stock                 Percent
           Title of Class      Name               options)(1)   Options(3)     Total   of Class
           --------------      ----              ------------  -----------   --------- --------
           Common Stock    Morgan Stanley,
                           Dean Witter,
                           Discover & Co.
                           1585 Broadway,
                           38th Floor
                           New York, NY 10036....   8,196,634             0   8,196,634   6.71%

           Common Stock    B. Allumbaugh.........      25,417        18,000      43,417     *

           Common Stock    J.C. Braniff..........       2,361         8,000      10,361     *

           Common Stock    P.T. Flawn............       7,013        10,000      17,013     *

           Common Stock    J.F. Gibbons..........      15,816        16,000      31,816     *

           Common Stock    B.F. Love.............      42,921         4,000      46,921     *

           Common Stock    K.L. Smalley..........      28,763        14,000      42,763     *

           Common Stock    M. Wallop.............       9,654        14,000      23,654     *

           Common Stock    W.A. Wise.............   1,295,980(2)  1,275,356   2,571,336    2.08%

           Common Stock    H.B. Austin...........     217,064       229,676     446,740     *

           Common Stock    R.O. Baish............     216,189       137,466     353,655     *

           Common Stock    J.W. Somerhalder II...     200,756       213,132     413,888     *

           Common Stock    B. White Jr...........     209,006       199,466     408,472     *

           Common Stock    Directors and
                           executive officers
                           as a group (17,persons
                           total,including those
                           individuals listed
                           above).................   3,443,165     2,797,278  6,240,443  4.99%
              __________

           *     Less than 1%
           (1)   Directors  and  executive officers have sole voting and investment  power over the shares
                 of  Common  Stock  reflected  in  the  table above,   except   that   each   of   Messrs.
                 Allumbaugh, Gibbons, Wise,  Austin and White shares  with  one or more other  individuals voting and investment  power with respect to 4,575, 2,000, 11,694, 318  and  2,000 shares of Common Stock, respectively.  Some  shares of Common Stock reflected in this column for
                 certain    individuals    are   subject   to restrictions.   As  of  December  31,  1998,
                 Morgan Stanley, Dean Witter,  Discover & Co. had   shared  voting  power  over  8,155,681
                 shares    of   Common   Stock   and   shared dispositive  power  over 8,196,634 shares of
                 Common Stock.
           (2)   Mr. Wise's beneficial ownership excludes 400 shares of Common Stock owned by his children
                 under the Uniform Gifts  to  Minors Act, of  which    Mr.   Wise   disclaims   beneficial
                 ownership.
           (3)   The Directors  and  executive  officers have the right to acquire the shares  of  Common
                 Stock  reflected  in  this  column within 60 days  of  February  1,  1999, through   the
                 exercise  of  stock  options  and/or  tandem stock appreciation rights ("SARs").

                         EXECUTIVE COMPENSATION

           Compensation of Executive Officers

                 The following table sets forth information concerning compensation awarded to, earned by or paid to any person serving as the Company's CEO or acting in a similar capacity during the last completed fiscal year, and the named executives for services rendered to the Company and its subsidiaries in all capacities during each of the last three fiscal years. The table also identifies the principal capacity in which each of the named executives served the Company at the end of fiscal year 1998.


                            SUMMARY COMPENSATION TABLE

                                    Annual Compensation             Long-Term Compensation
                              -------------------------------   --------------------------------
                                                                      Awards            Payouts
                                                                ----------------------  --------
                                                     Other      Restricted  Securities
                                                     Annual        Stock    Underlying    LTIP      All Other
Name and Principal            Salary    Bonus     Compensation     Awards     Options    Payouts  Compensation
    Position           Year    ($)      ($)(2)       ($)(3)        ($)(4)        (#)     ($)(6)      ($)(7)
------------------     ----   ------   ----------  -----------   ----------   --------   -------  -------------
William A. Wise        1998     --     $1,600,000   $152,939     $1,599,985    98,000       --      $105,227
Chairman,              1997     --     $1,105,000   $203,182     $1,104,971       --        --      $106,209
President & CEO        1996     --(1)  $1,275,000   $124,967     $3,537,481(5) 395,000   $740,000   $ 69,731

H. Brent Austin        1998   $305,417 $  438,000   $    201     $  437,972     26,250      --      $ 32,410
Executive Vice         1997   $300,000 $  330,000   $ 93,435     $  329,970       --        --      $ 36,150
President & Chief      1996   $228,125 $  450,000   $    178     $  149,987     60,000    $176,658  $ 22,855
Financial Officer

Richard Owen Baish     1998   $302,500 $  396,000   $     590    $  395,987     26,250      --      $ 37,034
President, El Paso     1997   $300,000 $  472,500          --            --       --        --      $ 39,382
Natural Gas Company    1996   $228,125 $  450,000          --    $  149,987     60,000  $176,658    $ 29,826

John W. Somerhalder II 1998   $302,500 $  396,000   $     575    $  395,987     25,250      --      $ 30,335
President,             1997   $300,000 $  330,000   $     578    $  329,970        --       --      $ 34,837
Tennessee Gas          1996   $206,458 $  450,000   $  15,597    $  149,987     60,000  $154,927    $ 19,664

Britton White Jr.      1998   $279,584 $  396,000   $     284    $  395,987     26,250      --      $ 32,774
Executive Vice         1997   $275,000 $  302,500   $  34,899    $  302,472        --       --      $ 35,219
President &            1996   $203,125 $  412,500   $     223    $  137,472     60,000  $133,145    $ 20,550
General Counsel

(1)  Mr.  Wise's  base  salary  was eliminated in 1996 and replaced with long-term  awards  of
     stock  options  and  restricted  stock,  the majority   of  which  vest  only  after  the
     expiration of  specified  time  periods  and only  if certain performance targets are met
     within   those  periods.   This  change  was consistent  with Company-wide cost reduction
     initiatives and  was  intended  to align Mr. Wise's   compensation  more  directly   with
     stockholder value.
(2)   Except for  a  small  amount of cash payable for a fractional share  of Common Stock, the value reflected represents the  value  of restricted Common Stock awarded to each  of the
      named executives for  their   incentive  bonus. Pursuant to  the Company's 1995 Incentive
      Compensation Plan, the  named executives are required  to receive a substantial  part  of their  annual  bonus  in  restricted  Common Stock.  The amounts reflected in this column represent  a combination of the market value of  the restricted  Common  Stock  and  cash awarded under that plan.  Dividends are paid directly  to  the  holders of the restricted
      Common Stock during  the  four-year  vesting schedule.   The  amounts  reflected for 1996
      include  an additional one-time  cash  bonus awarded under  the  Company's 1995 Incentive
      Compensation  Plan  in  recognition  of  the extraordinary    accomplishments    achieved
      during 1996.
(3)   The amount reflected  for Mr. Wise in fiscal year  1998  includes,  among  other  things,
      $90,000   for  a  perquisite   and  benefit allowance and  $36,088 in value attributed to use of the  Company's  aircraft.  In fiscal year 1997, the amount  for Mr. Wise includes,
      among   other   things,   a   tax   gross-up associated  with  his  relocation to Houston
      and  $85,167  for a  perquisite  and  benefit allowance.  The amount  reflected  for  Mr.
      Wise for fiscal year 1996 includes a $48,000 perquisite  and benefit allowance and a one-
      time  living  allowance  in the  amount  of $45,833  paid  prior   to   the  compensation
      changes  discussed  in Note  1  above.   The amounts reflected for  fiscal  year 1997 for
      the  other  named  executives,  except   for Messrs.   Baish  and  Somerhalder,  are  tax
      gross-ups associated  with   their relocation to  Houston.  The  aggregate value  of  the
      perquisites  and  other   personal  benefits received  by the other named  executives  in fiscal years  1998,  1997  and 1996 have not been  reflected  because  the  amounts  were
      below    the    Securities    and   Exchange Commission's (the "SEC") required  reporting
      threshold.
(4)   The  Company's   1995  Incentive Compensation Plan   provides    for    and    encourages
      participants  to  elect  to  take  the cash portion  of  their   annual  bonus  award  in
      shares  of  restricted  Common  Stock.   The amounts reflected in this column include the
      market  value  of restricted Common Stock on the date of grant,  subject  to  a four-year vesting  schedule, received by each of  the named  executives  pursuant to such election.
      The total shares of restricted Common Stock, including  those shares  reflected  in  this column, held on December 31, 1998 by Messrs. Wise, Austin,  Baish,  Somerhalder and White
      was 978,876, 175,096, 164,296,  167,732, and 166,080, respectively.  The aggregate dollar value on December 31, 1998, of all shares of restricted  Common  Stock  held  by  Messrs.
      Wise,  Austin,  Baish, Somerhalder and White was   $34,077,121,  $6,095,530,  $5,719,555,
      $5,839,170   and  $5,781,660,  respectively. Dividends are  paid  directly to the holders of the restricted Common Stock.  Most of the foregoing  values  can be  realized  by  the named  executives  if,  and  only  if,  they remain  employees of  the  Company  for  the
      specified  time  period  and  the  Company's stockholders   realize  the  required  total
      stockholder value  during the specified time  period.
(5)   The  amount  reflected  for  Mr.  Wise  also includes  the market  value  of  a  one-time retention oriented  restricted  Common Stock grant of 200,000 shares, which began vesting on January 19, 1997 at the rate of  20%  per year for five years.
(6)   The  amounts  in this column for fiscal  year 1996 represent the  market  value of Common
      Stock and/or cash paid as an interim  payout of   performance  units  ("PUs")  under  the
      Company's  1995 Omnibus  Compensation  Plan. The interim  payment was made in recognition of the Company's total stockholder return in  relation to  that  of  its  peer  group  of
      companies during  the first two years of the performance  period.    No  named  executive
      received a long-term incentive  plan  payout from  the  Company  during fiscal years 1997 and 1998.
(7)   The compensation reflected  in  this  column for fiscal year 1998 is comprised of Company
      contributions  to  the  Company's Retirement Savings    Plan,    supplemental     Company
      contributions    under    the   Supplemental Benefits Plan and the above-market  interest
      earned    on    deferred     compensation. Specifically,  these  amounts for  fiscal year
      1998  were $0, $88,536 and $16,690 for  Mr. Wise; $7,200,  $21,392   and  $3,818  for Mr.
      Austin;  $7,200, $21,263 and $8,572 for  Mr. Baish; $7,200,  $21,261  and  $1,874 for Mr.
      Somerhalder; and $7,200, $18,993  and $6,582 for Mr. White, respectively.

           Stock Option Grants

                 The following table sets forth the number of
           stock options granted at fair market value to each of the named executives during the fiscal year 1998. In satisfaction of applicable SEC regulations, the table further sets forth the potential realizable value of such stock options in the year 2008 (the expiration date of the stock options) at arbitrarily assumed annualized rates of stock price appreciation of 5% and 10% over the full ten-year term of the stock options. As the table indicates, the annualized stock price appreciation of 5% and 10% will result in stock prices in the year 2008 of approximately $57.67 and $91.83, respectively. The amounts shown in the table as potential realizable values for all stockholders' stock (approximately $2.7 billion and $6.8 billion), represent the corresponding increases in the market value of 121,645,011 shares of the Common Stock outstanding as of
           December 31, 1998. No gain to the named executives is possible without an increase in stock price, which would benefit all stockholders proportionately. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurances that the potential realizable values shown in this table will be achieved.


                         Option Grants in 1998

<CAPTION
                                                                       Potential Realizable Value at
                                                                    Assumed Annual Rates of Stock Price
                                 Individual Grants (1)                  Appreciation for Option Term
                      ___________________________________________  _____________________________________
                                                                   _______________    ______________
                      Number of   % of Total                        If Stock Price    If Stock Price
                      Securities   Options                           at $57.67           at $91.83
                      Underlying  Granted to  Exercise                in 2008            in 2008
                        Options   Employees    Price   Expiration   _____________      _____________
     Name              Granted(#)  in 1998   ($/Share)    Date           5% ($)            10% ($)
    ------            ----------  ---------- --------- ----------   -------------      -------------
All Stockholders'
 Stock Appreciation        N/A       N/A        N/A        N/A     $2,708,645,177      $6,864,238,688

William A. Wise          98,000     4.23%    $35.40625   7/24/08   $    2,182,146      $    5,529,988

H. Brent Austin          26,250     1.13%    $35.40625   7/24/08   $      584,504      $    1,481,247

Richard Owen Baish       26,250     1.13%    $35.40625   7/24/08   $      584,504      $    1,481,247

John W. Somerhalder II   26,250     1.13%    $35.40625   7/24/08   $      584,504      $    1,481,247

Britton White Jr.        26,250     1.13%    $35.40625   7/24/08   $      584,504      $    1,481,247
_________

(1)   The  stock  options granted in 1998  by  the Company  to the  named  executives  are  not
      immediately  exercisable.   Each  grant will become  exercisable on the first anniversary
      of the date of grant thereof.  There were no SARs granted  in  1998.   Any unvested stock
      options  become  fully  exercisable  in  the event of a "change in control"  (see page 16 of this Proxy Statement for a description of the Company's 1995 Omnibus Compensation Plan and  the  definition of the term "change in control").  Under the terms of the Company's
      1995   Omnibus    Compensation   Plan,   the Compensation  Committee  may,  in  its  sole
      discretion  and  at  any  time,  change  the vesting of the  stock options.  Certain non-
      qualified stock options  may  be transferred to  immediate  family  members, directly  or
      indirectly or by means of a trust, corporate entity  or  partnership.    Further,   stock
      options  are  subject  to forfeiture and/or time   limitations   in  the   event   of   a
      termination of employment.  Upon termination of employment for certain reasons, all stock
      options  and  SARs held  by  Mr.  Wise  vest immediately   according    to   his   letter
      agreement   dated  January  13,   1995  (as described   on   page   15   of   this  Proxy
      Statement).

           Option Exercises and Year-End Value Table

  The following table sets forth information concerning option exercises and the fiscal year-end values of the unexercised stock options (and SARs), provided on an aggregate basis, for each of the named executives.


                AGGREGATED OPTION/SAR EXERCISES IN 1998
                 AND FISCAL YEAR-END OPTION/SAR VALUES

                                                     Number of Securities
                                                    Underlying Unexercised     Value of Unexercised In-the-
                          Shares                    Options/SARs at Fiscal     Money Options/SARs at Fiscal
                        Acquired      Value               Year-End (#)               Year-End ($) (2)
                       on Exercise   Realized     --------------------------   ----------------------------
    Name                    #        ($) (1)      Exercisable  Unexercisable   Exercisable    Unexercisable
    ----               -----------  -----------   -----------  -------------   -----------    -------------
William A. Wise              0     $        0       1,173,184     572,000       $23,719,943     $8,501,063

H. Brent Austin              0     $        0         203,010      66,250       $ 3,831,066     $  716,249

Richard Owen Baish     100,000     $2,212,813         110,800      66,250       $ 2,020,701     $  716,249

John W. SomerhalderII    9,000(3)  $  177,750         186,466      66,250       $ 3,476,310     $  716,249

Britton White Jr.            0     $        0         172,800      66,250       $ 3,086,201     $  716,249

_________

(1)  The  figures presented in this  column  have been calculated  based  upon  the difference
     between   the  fair  market  value  of   the securities  underlying each stock option/SAR
     on the date of exercise  and its  exercise price.
(2)  The figures presented in these columns  have been  calculated  based  upon the difference between  $34.15625, the fair market value of the Common Stock on December  31,  1998, for each in-the-money stock  option/SAR,  and its exercise  price.  No cash is realized until the  shares received  upon  exercise  of  an option  are  sold.  Mr. Wise has tandem SARs attached to some  of  his stock options.  If his stock options are exercised,  the tandem
     SARs expire and vice  versa.  The exercise of a  tandem  SAR  would have  a  market value
     equivalent   to  the  exercise  of  a  stock option.
(3)  Mr.  Somerhalder   exercised  stock  options pursuant to a qualified  domestic  relations order for a former spouse.

                                   PENSION PLAN

     Set forth below is a table describing the Company's  Pension Plan in which  the  named executives,  as  well  as other Company employees,
may  be  entitled to participate.   The  following table lists  current
annual  retirement  benefits payable  under  the Pension Plan and the
Company's Supplemental  Benefits   Plan  (collectively,  the "Plans") for
the assumed average  annual  earnings and   years   of  credited  service
shown for a participant retiring at the normal retirement age of 65. Under the Pension Plan and applicable Internal Revenue Code ("IRC") provisions, compensation in excess of $160,000 cannot be taken into account and the maximum payable benefit in 1998 is $130,000. Any excess benefits otherwise accruing under the Pension Plan are payable under the Supplemental Benefits Plan.

   Estimated annual  benefit  levels  under the Plans,  based  on  earnings
and years of credited service   at  the  normal  retirement   age,   are
reflected in the following table:

                         PENSION PLAN TABLE

                          Years of Service at Normal Retirement Age
  Final Average        ________________________________________________
 Pension Earnings        15            20             25           30
 ----------------      -------     ---------      --------       -------

$   400,000........    94,185       125,580        156,975       188,370

$   800,000........   190,185       253,580        316,975       380,370

$1,200,000.........   286,185       381,580        476,975       572,370

$1,600,000.........   382,185       509,580        636,975       764,370

$1,900,000.........   454,185       605,580        756,975       908,370

$2,100,000.........   502,185       669,580        836,975     1,004,370

$2,300,000.........   550,185       733,580        916,975     1,100,370

$2,500,000.........   598,185       797,580        996,975     1,196,370


                 Benefits  which  accrue  under the Plans are
           based upon the gross salary amount of each individual, including base incentive bonus amounts, but excluding all commissions and other compensation or benefits of any kind (including risk premium restricted stock, as described on page 17 of this Proxy Statement). For the named executives, the amounts reflected in the Salary and Bonus columns of the "Summary Compensation Table" are considered to calculate benefits under the Plans. The Pension Plan formula for retirement at age 65 is 1.1% of the highest five-year average earnings, plus 0.5% of the highest five-year average earnings in excess of one-third of the FICA taxable wage base in effect during the year of termination, times the number of years of credited service up to a maximum of 30 years. There is no deduction for Social Security amounts paid; however, an early retirement supplement equal to 1% of the highest five-year average earnings up to one-third of the FICA taxable wage base in effect in the year of termination, times the number of years of credited service up to a maximum of 30 years, is payable from retirement until age 62. Both the basic benefit and the early retirement supplement are reduced by 2% for each year the participant's actual retirement date precedes the date the participant would have attained age 65, or the date the participant could have retired after attaining age 60 with 30 years of credited service, if earlier. Years of credited service under the Pension Plan at age 65 for Messrs. Wise, Austin, Baish, Somerhalder and White are 30, 30, 30, 30, and 25 (including 7 years of credited service pursuant to Mr. White's employment agreement, which is described on page 16 of this Proxy Statement), respectively.

                 Effective   January  1,  1997,  the  Company
           amended its noncontributory defined benefit Pension Plan to determine benefits by a cash balance formula in which the named executives, as well as other Company employees, may be entitled to participate. During a five-year transition period, ending December 31, 2001, eligible participants will continue to accrue a minimum benefit under the previous formula, as described above. On December 31, 2001, this benefit will be frozen. The actual benefit paid to participants with a minimum benefit will be the greater of the minimum benefit and the cash balance benefit. Under the cash balance formula, each participant has a cash account which is credited quarterly with a percentage of earnings. The annual percentage is based on a combination of age and service as shown below:


             If age plus pay credit
             service on the preceding   The applicable annual %
                December 31 is:            of earnings is:
             -----------------------    ------------------------

                 Under 35..............             4%

                 35 through 49.........             5%

                 50 through 64.........             6%

                 65 or over............             7%



                 At  the  end  of  each quarter, accounts are
           also credited with interest applied to the beginning quarter balance. Participants, who were participants on December 31, 1996 and eligible employees on January 1, 1997, were credited with an initial cash balance equivalent to accrued benefits on December 31, 1996.

                 Estimated   annual   benefits  payable  upon
           retirement at the normal retirement age for each of the named executives is reflected below (based on assumptions that each named executive receives no pay increases, receives maximum bonuses and cash balances are credited with interest at a rate of 3% per annum):


                                               Estimated Annual
                    Name                            Benefit
                    ----                       ----------------

                   William A. Wise...............$1,144,769

                   H. Brent Austin...............$   202,191

                   Richard Owen Baish............$   304,440

                   John W. Somerhalder II........$   258,588

                   Britton White Jr..............$   196,562

                           PERFORMANCE GRAPHS

                 The following graphs show the changes in the value of $100 invested since December 31, 1993 and since March 12, 1992 (the date on which the Common Stock was initially offered to the public), respectively, in the Common Stock, the Standard & Poor's Natural Gas Index and the Standard & Poor's 500 Stock Index.

                 The Company  has made  previous  filings and
           may make future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part. However, the following Performance Graphs and the Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings.


         COMPARISON OF ANNUAL CUMULATIVE TOTAL VALUES FROM 1993-1998
                FOR THE COMPANY, THE S&P NATURAL GAS INDEX
                     AND THE S&P 500 STOCK  INDEX


                         [GRAPH INSERTED HERE]

----------------------------------------------------------------------
                        12/93   12/94   12/95   12/96   12/97   12/98
----------------------------------------------------------------------
[S]                     [C]     [C]      [C]     [C]     [C]     [C]
The Company             $100.0  $ 87.9  $ 86.8  $157.5  $212.6  $227.5
----------------------------------------------------------------------
S&P Natural Gas Index   $100.0  $ 95.4  $134.9  $179.3  $211.6  $232.2
----------------------------------------------------------------------
S&P 500 Stock Index     $100.0  $101.3  $139.4  $171.4  $228.6  $293.9
----------------------------------------------------------------------


         COMPARISON OF ANNUAL CUMULATIVE TOTAL VALUES FROM 1992-1998
                FOR THE COMPANY, THE S&P NATURAL GAS INDEX
                     AND THE S&P 500 STOCK  INDEX


                         [GRAPH INSERTED HERE]



---------------------------------------------------------------------------------------
                       3/12/92  12/92   12/93   12/94   12/95   12/96   12/97   12/98
---------------------------------------------------------------------------------------
The Company             $100.0  $167.6   $200.4  $176.1  $173.9  $315.6  $426.0  $455.8
----------------------------------------------------------------------------------------
S&P Natural Gas Index   $100.0  $122.6   $145.6  $138.9  $196.4  $261.0  $308.0  $337.9
----------------------------------------------------------------------------------------
S&P 500 Stock Index     $100.0  $108.3   $119.2  $120.7  $166.1  $204.3  $272.4  $350.3
----------------------------------------------------------------------------------------

              The annual values of each investment are based on the
           share price appreciation and   assumes   cash   dividend
           reinvestment. The calculations  exclude  any  applicable
           brokerage  commissions  and   taxes.  Cumulative   total
           stockholder return from each investment can be calculated from the annual values given above.


               COMPENSATION COMMITTEE REPORT ON EXECUTIVE
                              COMPENSATION

                 The Company's executive officer compensation
           program is administered and reviewed by the Compensation Committee. The Compensation Committee consists of Messrs. Allumbaugh, Gibbons and Love. The Compensation Committee has neither interlocks nor insider participation.

           Policies and Mission

                 The  Compensation  Committee  has determined
           that the compensation program of executive officers should not only be adequate to attract, motivate and retain competent executive personnel, but should also be directly and materially related to the short-term and long-term objectives and operating performance of the Company. To achieve these ends, executive compensation (including base salary, year-end bonus, restricted stock awards, stock option grants and other long-term incentive awards) is, to a significant extent, dependent upon the Company's financial performance and the return on its Common Stock. However, to ensure that the Company is strategically and competitively positioned for the future, the Compensation Committee also has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, implementing capital improvements, expanding markets, pursuing growth opportunities and achieving other long-range business and operating objectives.

                 In order to determine  appropriate levels of
           executive compensation, the Compensation Committee periodically conducts a thorough competitive evaluation, reviews proprietary and proxy information, and consults with and receives advice from an independent compensation consulting firm. The Compensation Committee also considers relevant industry and market changes when evaluating the Company's performance as well as each individual executive's performance. The independent consulting firm provides data and information that compares the Company with a peer group of companies for evaluation purposes. The peer group consists of a majority of the companies included in the S&P Natural Gas Index (reflected in the Performance Graphs found on page 12 of this Proxy Statement) along with certain additional companies which the consulting firm and the Compensation Committee believe represent the Company's most direct competition for executive talent.

                 A  primary  mission   of   the  Compensation
           Committee is to ensure that each executive officer's compensation is directly related to the performance of the Company and its Common Stock, and the performance of the individual executive officer. Toward that end, the Compensation Committee has established an executive compensation program with a strong performance-based orientation. In particular, the Compensation Committee has determined, in consultation with the independent consulting firm, that the value of long-term incentive awards for executive officers, including the CEO, should be targeted in the top one-half of the peer group. These long-term incentive awards should tie directly to the performance of the Common Stock and consist of approximately 50% in stock options and 50% in PUs. With respect to cash compensation, the base salary of executive officers is targeted at or near the 50th percentile of the peer group (described above). Total cash compensation under the Company's current plans can reach approximately the 90th percentile of such peer group with the year-end incentive bonuses ranging from 0% to 160% of base salary for the CEO and from 0% to 120% for the other named executives. Based on objectives established each year, the Compensation Committee determines the specific percentage bonus to be awarded to each recipient based upon both the Company's and the individual executive's performance. Mr. Wise's employment agreement, as described on page 15 of this Proxy Statement, does not affect the amount of his compensation. Mr. Wise's compensation and benefits are determined under Company plans and programs in effect from time to time in accordance with the policies described above. However, the Company entered into a letter agreement with Mr. Wise to eliminate his base salary and other cash compensation and to encourage him to elect (pursuant to terms of the applicable Company plans) to have all incentive awards payable in shares of restricted Common Stock. As a result, Mr. Wise's employment agreement was amended to establish an illustrative base salary for certain of the Company's benefits and welfare plans. See page 15 of this Proxy Statement for a description of the letter agreement and the employment agreement with Mr. Wise. None of the other named executives received compensation governed or affected by employment agreements.

                 Section 162(m) of the IRC ("Section 162(m)")
           was enacted in 1993 and generally affects the Company's federal income tax deduction for compensation paid to the Company's CEO and four other highest paid executive officers. To the extent compensation is "performance-based" within the meaning of Section 162(m), the Section's limitations will not apply. In 1995, the Board of Directors adopted, and the stockholders approved, certain Company compensation plans which were structured to qualify as performance-based compensation under Section 162(m). In addition to requiring and encouraging stock ownership by Company executives, these plans are designed to allow the Compensation Committee to provide appropriate compensation when certain performance goals have been achieved. The Compensation Committee awards under the Company plans during 1998 are intended to qualify as performance-based compensation under Section 162(m). It is possible under certain circumstances that some portion of the compensation paid to the Company's CEO and other executive officers will not meet the standards of deductibility under Section 162(m). The Compensation Committee reserves the right to award compensation which does not qualify as performance-based under Section 162(m) if it determines that such awards are necessary to provide a competitive compensation package to attract and retain qualified executive talent.

           Company  Performance  and Chief Executive  Officer
           Compensation

                 The  Compensation   Committee  reviewed  the
           Company's 1998 financial goals (consisting of earnings before interest and taxes, earnings per share, return, cash flow and operating and maintenance cost objectives) and the Company's 1998 non-financial goals, consisting of achieving certain progress in the regulatory segment (primarily the recontracting effort of Tennessee Gas Pipeline Company capacity and developing new opportunities for El Paso Natural Gas Company in Mexico); optimizing and rationalizing assets in the field services segment; increasing margin contributions from certain restructurings in the marketing segment; restructuring certain holdings of the international segment in South America; and certain operating matters (primarily safety goals), and this Committee hereby certifies that this Company has attained the necessary performance goals for the 1998 performance period to make incentive awards under the Company's 1995 Incentive Compensation Plan or the Company's 1995 Omnibus Compensation Plan, as applicable. Although the attainment of all performance targets is not required, all such performance targets are evaluated to determine the maximum incentive award opportunity in a given year and what incentive awards are actually made. The Compensation Committee does not assign relative weights to each of the factors and criteria used in determining executive compensation. Moreover, any publication of sensitive and proprietary quantifiable targets and other specific goals for both the Company and the CEO which are established and applied each year could adversely affect the Company.

                 The Compensation  Committee, consistent with
           its policies and mission, applied the information and performance factors for 1998 to determine the appropriate compensation for Mr. Wise and other executive officers. Mr. Wise's accomplishments during 1998 resulted in a successful year that was full of challenges, including final integration of the El Paso/Tenneco organizations, pursuing and closing significant acquisitions such as DeepTech International Inc./Leviathan Gas Pipeline Partners, L.P., and KLT Power, Inc., developing several strategic international projects, restructuring the marketing function and implementing expansion projects. In 1998, Mr. Wise displayed exceptional foresight and responsiveness to rapidly changing industry-wide and general economic conditions by continuing to leverage the Company's expertise and assets through a carefully planned strategic growth program. These achievements, along with his implementation of innovative marketing strategies for excess pipeline capacity and continued operating efficiencies, resulted in a successful year for the Company and its stockholders. Having reviewed the contribution that Mr. Wise made to the Company's performance in 1998, the Compensation Committee believes that he continues to demonstrate the motivational, planning and leadership qualities that the executive compensation program was designed to foster and reward.

                 In  recognition   of   Mr.   Wise's  overall
           performance and his responsibility for the Company's exceptional successes during 1998, the Compensation Committee determined that he should receive the highest rating, and awarded him the maximum incentive bonus available under the incentive award opportunity discussed above (160% of illustrative base salary). In support of the Compensation Committee's long-term compensation mission to provide competitive compensation incentives to retain and motivate executive officers, Mr. Wise was granted 98,000 stock options. The number of options granted to Mr. Wise and the other named executives was determined in accordance with the targets and formulas recommended by the Company's independent consulting firm, as described in more detail above. The Compensation Committee, in consultation with the independent consulting firm, adjusted the Mr. Wise's illustrative base salary to $1,000,000 (though not paid to Mr. Wise, the base salary is used to determine other Company benefits) to remain competitive for executive talent.

           Compensation of Other Executive Officers

                 The Compensation  Committee, in consultation
           with the independent consulting firm, applied the information and performance factors outlined above in reviewing and approving the compensation of the Company's other executive officers. This process resulted in a determination that, based upon individual performance and their significant individual contributions to overall Company performance during the fiscal year 1998, each of the other four named executive officers should be awarded the maximum incentive bonus available under the incentive award opportunity discussed above (120% of base salary). Stock options were granted in 1998 to executive officers to provide continuing incentives for future performance. The number of options granted to such executives was determined in accordance with the targets and formulas recommended by the Company's independent consulting firm, as described in more detail above. Base salaries were adjusted for the other named executive officers, determined in consultation with the independent consulting firm, to remain competitive for executive talent.

            The 1998 Compensation Committee of the Board of
                               Directors


    Byron Allumbaugh         James F. Gibbons           Ben F. Love
        (Member)                 (Member)                (Chairman)


         EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                  CHANGE IN CONTROL ARRANGEMENTS

                 The   Company  entered  into  an  employment
           agreement with Mr. Wise effective July 31, 1992. The term of the agreement is three years from its initial effective date and is automatically renewed at the end of every month (re-establishing a three-year term on the first of each month), unless either party notifies the other that it elects not to extend the term of the agreement. Mr. Wise's compensation and benefits are determined under Company plans and programs in effect from time to time. If Mr. Wise's employment is terminated involuntarily, without cause, or is voluntarily terminated by Mr. Wise for "good reason" (as defined in the Severance Plan, which is discussed below), Mr. Wise will receive his salary, bonus (equal to fifty percent of the maximum bonus opportunity in effect at the time of termination, but not less than fifty percent of annual salary) and benefits through the end of the term of the employment agreement. Unless termination follows a "change in control" (as defined in the Severance Plan), any continued salary, bonus or benefits (not including defined benefit pension plan payments) will be reduced by comparable compensation from subsequent employment. If Mr. Wise's employment is terminated because of death, involuntary termination for cause or is voluntarily terminated by Mr. Wise other than for "good reason," Mr. Wise's right to receive his salary shall terminate on the date of termination of his employment and his right to receive benefits will be determined according to the terms of the Company's applicable plans. Mr. Wise will also be entitled to pension benefits under the terms of the Company's Supplemental Benefits Plan, however, such pension benefits will be based on one additional year of "age" and "service" credit for each year of the term. Upon termination of his employment, this benefit will be funded through a trust. If Mr. Wise's employment is terminated prior to the end of the term, other than as a result of either a "change in control" of the Company or his voluntary termination of the agreement for "good reason" pursuant to six months prior written notice to the Company of such termination, Mr. Wise will be subject to a noncompetition provision through the end of the term. Any compensation and benefits received by Mr. Wise under the Severance Plan will offset obligations of a similar nature under Mr. Wise's employment agreement. The Company entered into a letter agreement with Mr. Wise dated January 13, 1995, which provides that in the event of termination of Mr. Wise's employment due to death, retirement, permanent disability, any other involuntary termination without cause or any other voluntary termination for "good reason," the restriction period for restricted Common Stock held by Mr. Wise shall lapse and all restrictions thereon shall end (but only to the extent the performance targets have been achieved on the performance-based restricted Common Stock), and unvested stock options shall become immediately exercisable, subject to applicable law, for a period of thirty-six months, unless such stock options expire sooner in accordance with their terms. In order to squarely align Mr. Wise's compensation with the interests of the Company's stockholders, the Compensation Committee replaced his salary with a long-term incentive in the form of restricted Common Stock (the majority of which will not vest unless certain performance measures are attained and, in that event, only after a certain specified time) and a grant of stock options. As a result, Mr.
           Wise's employment agreement was amended to establish an illustrative base salary for certain of the Company's benefits and welfare plans during 1996. During 1997, the Company loaned Mr. Wise $1,564,000 for the purchase of his residence in Houston in connection with the Company's relocation. The loan and interest (at 6.8%) thereon is payable at the end of ten years, or at the time of Mr. Wise's retirement from the Company, whichever is earlier. The loan is secured by Mr. Wise's Houston residence. In the event of a "change in control" (as defined in the Severance Plan) and Mr. Wise meets all the requirements for a severance benefit under the Severance Plan, he will not be required to repay the loan and accrued interest and he may be entitled to a payment to cover any adverse tax consequences (as provided in the Severance Plan).

                 The Company entered into a letter agreement with Mr. White dated February 22, 1991, which provides that Mr. White is entitled to additional years of credited service with respect to pension benefits which are payable under the Company's Supplemental Benefits Plan if he remains employed with the Company until the specified age set forth in his letter agreement.

                 The Company  has  a  Key Executive Severance
           Protection Plan (the "Severance Plan") which provides severance benefits following a "change in control" (as defined below) of the Company for all officers of the Company and certain of its subsidiaries in an amount equal to three times annual salary, including maximum bonus amounts as specified in the plan. The Severance Plan also provides for the continuation of life and health insurance for a period of 18 months subsequent to a participant's termination of employment following a "change in control" of the Company, as well as a supplemental pension payable under the Company's Supplemental Benefits Plan calculated by adding three years of additional credited pension service and certain other benefits. Benefits are payable under the Severance Plan for any termination of employment within two years of the date of a "change in control" of the Company, except where termination is by reason of death, disability, for cause or instituted by the employee for other than "good reason." The Severance Plan provides that certain additional payments will be made to terminated participants following a "change in control" of the Company if the participant's payments are subjected to a specified adverse excise tax. The Severance Plan also provides that the Company will pay legal fees and expenses incurred by a participant to enforce rights or benefits under the plan. For purposes of the Severance Plan, a "change in control" of the Company is deemed to occur if (a) any person or entity becomes the beneficial owner of 20% or more of the Company's outstanding voting securities, (b) any person or entity purchases the Common Stock pursuant to a tender offer or exchange offer, other than a tender offer or exchange offer made by the Company, (c) the stockholders of the Company approve a merger or consolidation, a sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, or (d) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof. Notwithstanding the foregoing, a "change in control" will not be deemed to have occurred if the Company is involved in a merger, consolidation or sale of assets which is in connection with a corporate restructuring wherein stockholders of the Company immediately before such transaction own at least 80% of the combined voting power of all outstanding classes of securities of the company resulting from such transaction in substantially the same proportion as their ownership in the Company immediately prior to such transaction.

                 The Company's 1995 Omnibus Compensation Plan
           provides that stock options, SARs, limited stock appreciation rights ("LSARs"), PUs and restricted stock may be granted to officers and key employees of the Company and its subsidiaries. The Plan Administrator (as defined in the plan) determines which employees are eligible to participate, the amount of any grant and the terms and conditions (not otherwise specified in the plan) of such grant. Pursuant to the terms of the plan, if a "change in control" of the Company occurs, all outstanding stock options become fully exercisable, SARs and LSARs become immediately exercisable, designated amounts of PUs become fully vested and all restrictions placed on awards of restricted Common Stock automatically lapse. For purposes of the plan, the term "change in control" has the same meaning given such term in the Severance Plan. This plan will be terminated, except with respect to outstanding stock options, SARs, LSARs, PUs and restricted stock, if stockholders approve the 1999 Omnibus Incentive Compensation Plan pursuant to Proposal No. 2.

                 The  Company's  Omnibus  Compensation  Plan,
           which is the predecessor to the Company's 1995 Omnibus Compensation Plan, provided for the grant of stock options, SARs, LSARs, performance share units and restricted Common Stock to officers and key employees of the Company and its subsidiaries. Although this plan has been terminated with respect to any new grants, certain stock options and SARs remain outstanding thereunder. Pursuant to the terms of the plan, if a "change in control" of the Company occurs, all outstanding stock options become fully exercisable and SARs become immediately exercisable. For purposes of the plan, the term "change in control" has the same meaning given such term in the Severance Plan, except that the definition does not contain the exclusion dealing with mergers, consolidations or sales of assets of the Company in connection with a corporate restructuring of the Company.

                 Under   the   Company's    1995    Incentive
           Compensation Plan, awards of cash and/or shares of restricted Common Stock may be granted to eligible officers of the Company and its subsidiaries. The amount of awards available (subject to a plan maximum and as established by the Plan
           Administrator (as defined in the plan) per participant annually) and the performance goals upon which the awards are contingent are determined by the Plan Administrator. Depending upon the participant's position and the terms of the grant, each participant is required to take between 25% and 100% of the incentive award in shares of restricted Common Stock, but any participant may elect to receive the entire incentive award in shares of restricted Common Stock. A participant who receives any shares of restricted Common Stock shall receive additional shares of restricted Common Stock of an equal amount because the participant bears the risk of forfeiture, price fluctuation and other attendant risks during the period in which the restrictions apply ("risk premium restricted stock"). Pursuant to the terms of the plan, if a "change in control" of the Company occurs, the current year's maximum incentive award for each officer becomes fully payable within 30 days following such "change in control." For purposes of the plan, the term "change in control" has the same meaning given such term in the Severance Plan. This plan will be terminated, except with respect to outstanding incentive awards and restricted stock, if stockholders approve the 1999 Omnibus Incentive Compensation Plan pursuant to Proposal No. 2.

                 The  El  Paso  Energy Corporation  Strategic
                 Stock  Plan  provides  that  stock  options,
                 SARs, LSARs and  shares of restricted Common
                 Stock may be granted  to  officers  and  key
                 employees    of    the   Company   and   its
                 subsidiaries   in   connection    with   the
                 Company's strategic acquisitions.   The Plan
                 Administrator   (as  defined  in  the  plan)
                 determines which  employees  are eligible to
                 participate, the amount of any grant and the
                 terms    and   conditions   (not   otherwise
                 specified   in  the  plan)  of  such  grant.
                 Pursuant to the  terms  of  the  plan,  if a
                 "change  in  control" of the Company occurs,
                 all outstanding  stock  options become fully
                 exercisable,    SARs   and   LSARs    become
                 immediately exercisable and all restrictions
                 placed on awards  of restricted Common Stock
                 automatically lapse.   For  purposes  of the
                 plan,  the term "change in control" has  the
                 same  meaning   given   such   term  in  the
                 Severance Plan.

                 The  Company's  Supplemental  Benefits  Plan
                 provides   benefits  to  officers  and   key
                 management employees  of the Company and its
                 subsidiaries.  The benefits equal the amount
                 that a participant failed  to  receive under
                 the  Company's  Pension  Plan  because   the
                 Pension  Plan  does  not  consider  deferred
                 compensation  (whether  in deferred cash  or
                 deferred   restricted  Common   Stock)   for
                 purposes  of  calculating  benefits  and  is
                 subject to  IRC limitations on the amount of
                 compensation    to    be   considered   when
                 calculating benefits and  on  the  amount of
                 benefits  that can be paid to a participant.
                 The plan also provides an additional benefit
                 equal  to  the   amount   of  the  Company's
                 matching   contribution  to  the   Company's
                 Retirement Savings  Plan that cannot be made
                 because  of  deferred compensation  and  IRC
                 limitations.  The plan may not be terminated
                 so   long  as  the   Pension   Plan   and/or
                 Retirement  Savings  Plan  remain in effect.
                 The Management Committee (as  defined in the
                 plan)  designates  who  may participate  and
                 administers  the plan.  Benefits  under  the
                 Company's  Supplemental  Benefits  Plan  are
                 paid upon termination  of  employment  in  a
                 lump-sum  payment, in annuity or in periodic
                 installments.   In the event of a "change in
                 control," the supplemental pension benefits become fully vested and nonforfeitable. For purposes of the plan, the term "change in control" has the same meaning given such term in the Severance Plan.

                 The  Company's  Deferred  Compensation  Plan
                 allows   eligible   executives    and    key
                 management  employees of the Company and its
                 subsidiaries  to  defer  all or a portion of
                 their base salaries and any  other deferrals
                 made  in  accordance  with  certain  of  the
                 Company's    compensation    plans.      The
                 Management  Committee  (as  defined  in  the
                 plan)  designates  the  executives  and  key
                 management  employees  who  may participate.
                 Amounts    deferred    are   payable    upon
                 termination  of  employment  in  a  lump-sum
                 payment or in periodic  installments, except
                 that the Management Committee  may,  in  its
                 discretion,    accelerate   payments.    Any
                 amounts deferred shall be credited with interest, gains/losses based on investments or other indices specified by the Management Committee.

                 The Company  has a Senior Executive Survivor
                 Benefits Plan  which provides certain senior
                 executives   of   the    Company   and   its
                 subsidiaries,  who  are  designated  by  the
                 Management  Committee  (as  defined  in  the
                 plan),  with  survivor benefit  coverage  in
                 lieu of the coverage  provided generally for
                 employees  under  the Company's  group  life
                 insurance  plan.   The  amount  of  benefits
                 provided, on an after-tax  basis, is two and
                 one   half  times  the  executive's   annual
                 salary.     Benefits    are    payable    in
                 installments over 30 months beginning within 31 days after the executive's death, except that the Management Committee may, in its discretion, accelerate payments.

                 The Company had a Domestic Relocation Plan, under which the Company is obligated, upon the termination of employment (as a result of death, retirement, permanent disability or in the event of a change in control, as defined in the Severance Plan described above) of the named executives, to purchase their residences in Houston which they acquired during the Company's relocation from El Paso to Houston in 1997.

           PROPOSAL NO. 2 - Approval of the El Paso Energy
                           Corporation 1999 Omnibus Incentive
                           Compensation Plan

                 The Company adopted,  and  the  stockholders
           approved,  the  current  1995 Omnibus Compensation
           Plan   and   1995   Incentive  Compensation   Plan
           (collectively, the "1995  Plans")  in  1995.   The
           1995 Plans were adopted so equity awards would qualify as "performance-based" compensation for purposes of Section 162(m) of the IRC, and thereby continue to be deductible by the Company without regard to the deduction limit otherwise imposed by
           Section 162(m). However, Section 162(m) requires that stockholders reapprove "performance-based"
           plans   every   five   years   to   continue   the
           deductibility  of  the awards.   Since  1995,  the
           Company has made several  significant  and   value
           adding acquisitions (including, but not limited to, Tenneco Inc., Eastex Energy Inc., Cornerstone Natural Gas, Inc., TPC Corporation, KLT Power Inc., and several others) which has more than doubled the number of eligible participants in the 1995 Plans. As a result, the number of shares authorized under the 1995 Plans have been depleted sooner than the Company had anticipated in 1995, and the Company's increased size has necessitated the need to provide more competitive stock-based incentives for management.

                 Accordingly,  on January 20, 1999, the Board
                 of  Directors adopted  the  El  Paso  Energy
                 Corporation     1999    Omnibus    Incentive
                 Compensation   Plan   (the   "1999   Omnibus
                 Compensation Plan")  and  is  herein seeking
                 approval of such plan by the stockholders of
                 the Company at the Annual Meeting.   If  the
                 1999  Omnibus Compensation Plan is approved,
                 it  will  succeed  both  the  1995  Omnibus
                 Compensation  Plan  and the 1995  Incentive
                 Compensation Plan will be terminated, except
                 as  to currently  outstanding  awards  under
                 each   of  those plans.

                 An  affirmative  vote of  a majority  of the
                 shares  of Common  Stock  represented at the
                 Annual Meeting  in  person or  by  proxy and
                 entitled   to   vote  on  the  proposal will
                 constitute approval.

                 The following is  a  general  summary of the
                 1999  Omnibus  Compensation  Plan   and   is
                 qualified in its entirety by the full text of the plan which is attached to this Proxy Statement as Exhibit A.

                 Purposes.  The purposes  of the 1999 Omnibus
                 Compensation   Plan   are  to  promote   the
                 interests   of   the   Company    and    its
                 stockholders  by strengthening the Company's
                 ability to attract  and  retain officers and
                 key   management   employees  (defined   for
                 purposes of the plan  as those employees who
                 hold the position of department director) in
                 the   employ   of   the  Company   and   its
                 subsidiaries    by    furnishing    suitable
                 recognition of their ability and industry which contributed materially to the success of the Company and to align the interests and efforts of the Company's officers and key management employees to the long-term interests of the Company's stockholders and to provide a direct incentive to achieve the Company's strategic and financial goals.

                 Administration.    The    plan    will    be
                 administered  by  the Compensation Committee
                 (the "Plan Administrator")  with  respect to
                 those    officers   and  directors  of  the
                 Company who are subject  to the requirements
                 of Section 16 of the Securities Exchange Act
                 of  1934,  as  amended (the "Exchange  Act")
                 (the "Section 16 Insiders"). The Compensation
                 Committee will  be   constituted to meet the
                 non-employee director standards of Rule 16b-3 of the Exchange Act ("Rule 16b-3") and to meet the "outside directors" requirements of
                 Section 162(m). For all other participants, the Plan Administrator will be the Management Committee (consisting of the CEO and other such senior officers as he may designate).
                 Except as otherwise explicitly set forth   in
                 the   plan,  the   Plan Administrator will be
                 authorized to construe and interpret the plan,
                 establish,   amend   and   rescind  rules and
                 regulations relating to the plan, to select individuals eligible to participate in the plan, to grant awards under the plan and to take all other actions necessary or advisable for the administration of the plan.

                 Participants.   The  Plan Administrator will
                 designate the officers,  including  salaried
                 officers  who  are  members of the Board  of
                 Directors, and key management  employees  of
                 the Company or any subsidiary of the Company
                 who  will  be eligible to participate in the
                 plan.  Members of the Board of Directors who
                 are not full-time salaried officers will not
                 be eligible  to  participate in the plan. As
                 of  February 1,  1999,   approximately   156
                 employees were eligible to participate in the plan.

                 Shares  and  Units Available for  the  Plan.
                 Subject to adjustment  as  provided  in  the
                 plan    (e.g.,    in    the   event   of   a
                 recapitalization,    stock   split,    stock
                 dividend, merger, reorganization  or similar
                 event),  the  maximum  number  of shares  of
                 Common Stock which may be issued pursuant to
                 awards  under the plan is  6,000,000,  which
                 may be shares of original issuance, treasury
                 shares  or   a   combination  thereof.   The
                 maximum number of shares of restricted stock
                 which may be   granted    under the plan  is
                 limited to 2,000,000.  The maximum number of
                 PUs which may be granted  under  the plan is
                 limited to 2500,000 units. The maximum number
                 of shares of Common Stock    which   may  be
                 granted  to  any   eligible  participant  in
                 any one year may not exceed:
                 (a) 1,000,000  in  the  case of options (and
                 related SARs and LSARs) or  in  satisfaction
                 of  PUs (b) 500,000  in  the  case of shares
                 of restricted stock  (whether   or not such
                 restricted   stock   is   performance-based
                 restricted stock) and (c) $5,000,000 in cash, restricted stock or a combination thereof in the case of Incentive Awards (as defined
                 below).   With  respect to PUs, the  maximum
                 number of units which may be granted to any eligible participant may not exceed 100,000 PUs in any performance cycle (as hereinafter defined). The Plan Administrator will determine the method of share counting under the plan.

                 Awards.  The plan authorizes the granting of
                 stock  options (both incentive stock options
                 and  non-qualified   stock  options),  SARs,
                 LSARs, PUs, Incentive  Awards and restricted
                 stock.    The  terms  and features  of these
                 various forms of awards are set forth below and described more fully in the plan itself, attached hereto as Exhibit A.

                 Stock Options.  Stock options may be granted
                 to participants  in  such  number,  at  such
                 times   and   subject   to  such  terms  and
                 conditions  as  the  Plan Administrator  may
                 determine,  except  that   (i)   the  option
                 exercise price may not be less than  100% of
                 the fair market value of the Common Stock on
                 the date of grant, (ii) an option may not be
                 exercised    until   the   participant   has
                 completed at least  one  year  of continuous
                 employment   with   the   Company   or   its
                 subsidiaries   after   the   date  of  grant
                 (subject  to  the Plan Administrator's  sole
                 discretion to waive or modify such period at
                 any  time),  and  (iii)  no  option  may  be
                 exercised more than ten years after the date
                 of grant.  Options  granted  under  the plan
                 may  be  either  "incentive  stock  options"
                 within the meaning of Section 422 of the IRC
                 or  options  that  are  not  intended  to so
                 qualify.    With   respect  to  each  option
                 granted   under   the   plan,    the    Plan
                 Administrator  may  determine and reflect in
                 the option grant, the  nature  and extent of
                 any restrictions to be imposed on the shares
                 of  Common  Stock  which  may  be  purchased
                 thereunder,  including, but not limited  to,
                 restrictions  on   the   transferability  of
                 shares acquired upon exercise.

                 The  Plan Administrator will  determine  the
                 form  of  payment  of  the  option  exercise
                 price,  which may include cash, Common Stock
                 previously  acquired  by the participant and
                 held  for  at  least  six  months,   or  any
                 combination  of cash and Common Stock having
                 a fair market  value  on  the  exercise date
                 equal  to  the relevant exercise price.   At
                 the time of  grant,  the  Plan Administrator
                 may  also  designate  additional   forms  of
                 payment  that  will  be permitted, including
                 the  payment  of all or  a  portion  of  the
                 exercise price  from  the  shares  of Common
                 Stock  issuable  to a participant upon  such
                 exercise. A participant  will have no rights
                 as  a stockholder of the Company  until  the
                 shares  of  Common  Stock  are issued to the
                 participant.  Options granted under the plan
                 will be exercisable only by  the participant
                 or a "Permitted Transferee," (as  defined in
                 the  plan)  and will not be transferable  or
                 assignable except  to a Permitted Transferee
                 or by will or by applicable  laws of descent
                 and  distribution.   Any  other  attempt  to
                 transfer or assign an option, or any right or privilege conferred thereby, will result in such affected option being immediately forfeited.

                 A  participant  may  exercise  options  only
                 while  he  or  she  is  an  employee of  the
                 Company or its subsidiaries and  before  the
                 expiration  date  of  the  option,  or for a
                 period not to exceed thirty-six months after
                 the participant retires, becomes permanently
                 disabled,  resigns  or  is  terminated under
                 certain    circumstances,   as   the    Plan
                 Administrator  may  determine at the time of
                 grant or otherwise.   If  a  participant  is
                 terminated  for  cause  (as  defined  in the
                 plan),  any options held by such participant
                 will expire  upon such termination.  Options
                 will vest in accordance  with  the  schedule
                 established by the Plan Administrator at the
                 time  of  grant  and will not be exercisable
                 until  vested.  All   outstanding   unvested
                 options may become exercisable in full upon the occurrence of a Change in Control (as hereinafter defined) of the Company.

                 SARs  and  LSARs.  SARs  and  LSARs  may  be
                 granted under the plan in  tandem with stock
                 options,  either  at  the  time   the  stock
                 options  are  granted or any time thereafter
                 during the term  of the stock options.  SARs
                 and  LSARs will cover  the  same  number  of
                 shares   of  Common  Stock  covered  by  the
                 related stock  option (or such lesser number
                 of  shares  of  Common  Stock  as  the  Plan
                 Administrator may  determine),  and  will be
                 subject to the same terms and conditions  as
                 the  related  stock options and such further
                 terms and conditions  as  determined  by the
                 Plan Administrator.  Each SAR and LSAR  will
                 entitle  the  holder  of  the  related stock
                 option to surrender the unexercised  portion
                 of  the  related  stock  option (and, in the
                 case of a SAR, any portion  thereof), and to
                 receive   from   the   Company  in  exchange
                 therefor  an  amount of cash  and/or  Common
                 Stock equal to  the  difference  between the
                 exercise price per share specified  for  the
                 stock  option  and  the fair market value of
                 one share of Common Stock  on  the  date  of
                 exercise  times  the  number  of  shares  of
                 Common  Stock  covered  by  the stock option
                 (or,  in  the  case  of  a SAR, any  portion
                 thereof) surrendered.  At  the discretion of
                 the   Plan   Administrator,  payments   with
                 respect to SARs may be made in Common Stock or in cash. Payments with respect to LSARs, however, may be made only in cash.

                 No   SAR   can   be  exercised   until   the
                 participant  has  completed  six  months  of
                 continuous employment  with  the  Company or
                 its subsidiaries following the date  the SAR
                 is  granted.   In  the event of a Change  in
                 Control, however, such six-month requirement
                 will  be  waived  with   respect   to   each
                 participant  who  is employed by the Company
                 at the time of the  Change  in  Control  and
                 who,    within    the    six-month   period,
                 voluntarily terminates employment for good reason (as defined in the plan) or is terminated by the Company at the time of the Change in Control other than for cause. No participant who receives a grant of SARs will have any rights as a stockholder of the Company until shares of Common Stock, if any, are issued to the participant upon exercise of such SARs.

                 LSARs are exercisable only in the event of a Change in Control. A participant's right to exercise an LSAR will be canceled if and to the extent the related stock option is exercised.

                 Performance  Units.  The Plan  Administrator
                 may grant Performance Units representing the
                 right to receive specified compensation upon
                 the  Company's   attainment  of  shareholder
                 return  objectives  established  by the Plan
                 Administrator   for   a  performance  cycle.
                 Generally, Performance Units will be granted
                 only  at  the  beginning  of  a  performance
                 cycle, except in cases where prorated grants
                 may be made in mid-cycle to a newly eligible
                 participant  or  a  participant   whose  job
                 responsibilities have significantly  changed
                 during the performance cycle.  Each grant of
                 Performance Units will specify the number of
                 Performance Units, the vesting schedule, the
                 Company's  targeted total shareholder return
                 requirements  for such cycle, and such other
                 terms   and   conditions    as    the   Plan
                 Administrator may determine.

                 The  initial value of each Performance  Unit
                 will be  $100.   The  adjusted  value of the
                 Performance   Unit   at   the   end  of  the
                 performance  cycle  (or  at the end  of  the
                 second year of the performance  cycle in the
                 event   of  an  interim  payment)  will   be
                 determined based upon the Company's relative
                 total shareholder  return for the applicable
                 performance  cycle  compared  to  the  total
                 shareholder return for each other company in
                 the performance peer  group  selected by the
                 Plan  Administrator  for  such  cycle.   The
                 value of the Performance Unit at the end of the performance cycle will be based on the following schedule:


                 Company's Performance
               Ranking Position Against        Adjusted Value
                  Peer Group Companies      of a Performance Unit
               ------------------------    -----------------------

                       1st Quartile                   $150

                       2nd Quartile                   $100

                       3rd Quartile                   $ 50

                       4th Quartile                   $  0


                 For   example,   if   the   Company's  total
           shareholder return is equal to or greater than 75% of the total shareholder return for the peer group companies, the Company will be in the 1st quartile and the adjusted value would be $150.

                 Upon  the  expiration  of  each  performance
           cycle, all uncanceled Performance Units granted with respect to such performance cycle will vest and the benefits, if any, with respect to such performance cycle will become payable. The Plan Administrator may determine at the time of grant or otherwise that an interim payment will be permitted, an interim payment of up to 50% of the adjusted value of vested Performance Units may be made to participants then employed at the end of the second year of the performance cycle; provided, however, that the Company's performance ranking position is in the 1st or 2nd quartile.

                 The  benefit  which a  participant  will  be
           entitled to receive from the Company at the end of a performance cycle will equal the product of the adjusted value of such Performance Units at the end of the applicable performance cycle times the number of vested Performance Units which a participant holds less the amount of any interim payment made with respect to such Performance Units. In no event will such amount be less than zero. No benefits will be paid under the plan unless the Plan Administrator has certified the Company's performance ranking position for such performance cycle in writing prior to the payment of the benefit. No benefits will be paid to participants if the Company's performance ranking is in the 4th quartile.

                 In the absence  of a Change in Control or an
           election by a participant to defer payment of cash benefits, benefits payments with respect to Performance Units will be paid as follows, unless otherwise determined by the Plan Administrator:
           (i) 50% in cash and 50% in Common Stock to participants employed by the Company holding the positions of Chairman of the Board, President or CEO (or equivalent positions in the case of Company subsidiary executives); (ii) 60% in cash and 40% in Common Stock to participants employed by the Company holding the position of Vice Chairman of the Board, Chief Operating Officer, or Executive Vice President (or equivalent positions in the case of Company subsidiary executives); and
           (iii) 75% in cash and 25% in Common Stock to participants employed by the Company holding the position of Senior Vice President (or equivalent position in the case of Company subsidiary executives). Participants (or their beneficiaries in the case of their deaths) who have retired, died, became permanently disabled or who have terminated their employment prior to the end of the performance cycle shall not be entitled to receive payment for any Performance Units which were not vested as of the time such participants ceased active employment with the Company or its subsidiaries. Vested units held by such participants (or their beneficiaries in the case of their deaths) will be paid in accordance with the plan. Cash benefits may, at the election of the participant, be deferred according to the terms of the Company's Deferred Compensation Plan. Any amounts (deferred or otherwise) to be paid to participants pursuant to the plan are unfunded obligations of the Company. The Company will not be required to segregate any monies from its general account, to create any trusts or to make any special deposits with respect to such obligations.

                 In  the  event of a Change in  Control,  the
           then current performance cycle will immediately end and all vested Performance Units will be paid to participants within ten days following the Change in Control. Such payment will be made in the form of a lump-sum cash payment based on a value of $150 per Performance Unit. Any amount due as a result of a Change in Control of the
           Company will be reduced by the amount of any interim benefit payment made by the Company to the participant. In addition, in the event of a Change in Control, all unvested Performance Units shall become fully vested on a pro-rata basis measured in the nearest whole year between the date of grant and the date of the Change in Control.

                 Restricted    Stock.     Restricted   stock,
           including performance-based restricted stock, may be granted under the plan in such number and at such times during the term of the plan as the Plan Administrator may determine. Each participant who receives a grant of restricted stock under the plan will have all the rights of a stockholder with respect to such shares (subject to certain restrictions on transferability), including the right to vote such shares and receive dividends and other distributions following issuance of a certificate or certificates, or the establishment of book-entry accounts, for such shares.

                 Restricted  stock  issued under the plan may
           not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the participant, except in the event of death or permanent disability, during a period of years determined by the Plan Administrator. Such restrictions may never be for a period of less than one year. Except as provided below, if a participant terminates employment with the Company for any reason before the expiration of the applicable restrictive period, or attempts to sell, exchange, transfer, pledge or otherwise dispose of the restricted stock in violation of the terms of the plan, such shares of restricted stock will be forfeited by the participant to the Company.

                 Performance-based restricted stock may not be granted or vested, as applicable, unless the Plan Administrator has determined the performance goals applicable to the particular performance period relating to such shares, and the Plan Administrator has certified in writing that the performance goals for such performance period have been attained.

                 The restrictive period for any participant's
           restricted stock will be deemed to end and all restrictions on such shares will lapse upon the participant's death, permanent disability or any termination of employment determined by the Plan Administrator to end the restrictive period. In addition, in the event of a Change in Control the restrictive period for any participant shall be deemed to end and all restrictions on shares of restricted stock will terminate immediately.

                 Incentive  Awards.   The  Plan Administrator
           will determine prior to the beginning of a particular performance period or at such other time allowed by the IRC, the participants who will be eligible to receive an Incentive Award (meaning a percentage of base salary, fixed dollar amount or other measure of compensation to be awarded) for such performance period, the performance goals applicable to the performance period and the maximum amount payable to each participant if the performance goals for such performance period are attained. The Plan Administrator will set the target level of performance required for each performance goal selected for a particular performance period and may specify that a percentage less than 100% of an award may be payable if a designated level of performance of a performance goal is attained that is less than the established target level for such performance goal. Performance goals may be based on one or more of the following criteria: operating income, pre-tax profit, earnings per share, cash flow, return on capital, return on equity, return on net assets, net income, debt reduction, safety, return on investment, total stockholder return, revenues or Common Stock price. The foregoing terms shall have the same meaning as used in the Company's financial statements, in the generally accepted accounting principles or in the industry, as applicable.

                 Within  thirty  days   after  the  Company's
           financial information is available for a particular performance period, the Plan Administrator will calculate the extent to which the performance goals have been attained and the amount of the award for each participant. No Incentive Awards under the plan may be made by the Plan Administrator, unless the Plan Administrator has certified in writing prior to payment of the award that the performance goals for such performance period have been attained. No Incentive Awards will be payable under the plan if the threshold level of performance set for the performance goals for the applicable performance period have not been attained. The Plan Administrator will have the sole and absolute discretion to reduce the amount of any award otherwise payable to a participant upon attainment of any performance goal established for a performance period. No participant will be entitled to receive an Incentive Award under the plan unless his or her performance is satisfactory.

                 Generally,  Incentive  Awards under the plan
                 will be paid not later than  the  end of the
                 month following the month in which  the Plan
                 Administrator  determines the amount of  the
                 award.  Incentive  Awards  will  be  paid as
                 follows   (unless   the  Plan  Administrator
                 elects a different combination  of  cash and
                 restricted  stock  (and shall be treated  as
                 performance-based restricted stock)): (i) 50% in cash and 50% in restricted stock to any participant employed by the Company holding the position of Chairman of the Board, President, CEO, Vice Chairman of the Board,
                 Chief  Operating  Officer,   Executive  Vice
                 President  or  Senior  Vice  President   (or
                 equivalent  positions in the case of Company
                 subsidiary executives), and (ii) 75% in cash
                 and 25% in restricted  stock to participants
                 employed by the Company holding the position
                 of Vice President (or equivalent position in
                 the case of Company subsidiary  executives).
                 Because    participants    will   bear   the
                 forfeiture,  price  fluctuation   and  other
                 attendant  risks during the period in  which
                 the restricted stock remains restricted, the
                 participants   will   also   be  awarded  an
                 additional amount of restricted stock equal to the amount of restricted stock which they receive pursuant to the award.

                 In  lieu of receiving all or any portion  of
                 any cash  award under the plan, participants
                 will  be  entitled   to   elect  to  receive
                 additional shares of restricted stock with a
                 value equal to the portion of the cash award
                 foregone.  Any participant who makes such an
                 election will, on account of  the  attendant
                 risks,    as    described   above,   receive
                 additional shares  of restricted stock in an
                 amount  equal to the  shares  a  participant
                 elected to  receive  in  lieu  of cash. Cash
                 awards  under the plan may, at the  election
                 of the participant, be deferred according to
                 the  terms   of   the   Company's   Deferred
                 Compensation Plan.

                 In  addition  to,  or  in  the  place of (as
                 applicable) the terms and conditions  of the
                 restricted   stock   discussed   above,  the
                 restrictive  period  for  restricted   stock
                 awarded as additional restricted stock under
                 the circumstances described above will lapse
                 on  a  pro  rata  basis  measured  in  years
                 between the amount of time which has elapsed
                 between the date of the Incentive Award  and
                 the    participant's    death,   retirement,
                 permanent    disability    or   any    other
                 involuntary  termination without  cause  and
                 the restrictive period for such shares.  All
                 restricted stock  for  which the restrictive
                 period has not lapsed will  be  forfeited to
                 the Company.  Notwithstanding the foregoing,
                 the    plan    provides    that   the   Plan
                 Administrator   may   determine   that   any
                 restrictive period should  not lapse or that
                 the restrictive period on additional  shares
                 of  restricted  stock  should lapse.  In the
                 event   of   a   Change   in  Control,   the
                 restrictive   period  for  all   outstanding
                 shares   of   restricted   stock   for   any
                 participant will be deemed to end and all restrictions on such shares of restricted stock will immediately lapse.

                 In  the event of a Change  in  Control,  all
                 Incentive   Awards   attributable   to   the
                 performance  period  in  which  a  Change in
                 Control occurs will become fully vested  and
                 distributable  in  cash  within  thirty days
                 after  the date of the Change in Control  in
                 an amount equal to the greater of the annual
                 incentive  percentage  of  Annual Salary (as
                 hereinafter defined) established by the Plan
                 Administrator (subject to the  plan  maximum
                 Incentive Award) or the following:  100%  of
                 Annual   Salary  for  participants  who  are
                 employees   of   the   Company  holding  the
                 positions   of   Chairman  of   the   Board,
                 President, CEO, Vice  Chairman  of the Board
                 or  Chief  Operating  Officer (or equivalent
                 positions in the case of  Company subsidiary
                 executives); 80% of Annual  Salary  for  any
                 participant  employed by the Company holding
                 the positions of Executive Vice President or
                 Senior   Vice   President   (or   equivalent
                 positions in the case of Company subsidiary executives); and 60% of Annual Salary for any participant employed by the Company holding the position of Vice President (or equivalent position in the case of Company subsidiary executives). For the purposes of the plan, the term "Annual Salary" means a participant's annual base salary in effect on the date of a Change in Control.

                 In the event that the Change  in  Control is
                 deemed   to   occur   after  the  end  of  a
                 performance  period  but   before  the  Plan
                 Administrator  has  calculated  whether  the
                 applicable  performance   goals   have  been
                 achieved  and  has  set  each  participant's
                 award  amount  for such performance  period,
                 then the participant  will  be  entitled  to
                 receive  in  cash,  within thirty days after
                 the  date  of  the Change  in  Control,  the
                 amounts   set   forth   in   the   preceding
                 paragraph. Any such amounts payable under the plan are in addition to any amounts which participants may be entitled to for the performance period in which the Change in Control is deemed to occur.

                 Change in Control.  Under the plan, a Change
                 in Control will be  deemed  to have occurred
                 (i) if any person (as defined  in   Sections
                 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (as defined in
                 Section 13d-3 of the Exchange  Act) directly
                 or indirectly, of securities of the  Company
                 representing  20%  or  more of the  combined
                 voting   power   of   the   Company's   then
                 outstanding securities, (ii)  upon the first
                 purchase  of  Common  Stock  pursuant  to  a
                 tender offer or exchange offer (other than a
                 tender offer or exchange offer  made  by the
                 Company),  (iii)  upon  the  approval by the
                 Company's    stockholders   of   a   merger,
                 consolidation, sale or disposition of all or
                 substantially  all  of the Company's assets,
                 or a plan of dissolution  of the Company, or
                 (iv) if during any period of two consecutive
                 years, individuals who at the  beginning  of
                 such  period  constitute the Board cease for
                 any reason to constitute at least a majority
                 thereof, unless  the  election or nomination
                 for  election by the Company's  stockholders
                 of each  new director was approved by a vote
                 of at least two-thirds of the directors then
                 still in office  who  were  directors at the
                 beginning  of  the  period.  Notwithstanding
                 the  foregoing,  the plan  provides  that  a
                 Change in Control will not be deemed to have
                 occurred  if the Company  either  merges  or
                 consolidates with or into another company or
                 sells or disposes  of  all  or substantially
                 all  of  its assets to another  company,  if
                 such   merger,    consolidation,   sale   or
                 disposition   is   in  connection   with   a
                 corporate    restructuring    wherein    the
                 stockholders  of   the  Company  immediately
                 before such merger,  consolidation,  sale or
                 disposition  own,  directly  or  indirectly,
                 immediately     following    such    merger,
                 consolidation, sale or disposition, at least
                 80%  of the combined  voting  power  of  all
                 outstanding  classes  of  securities  of the
                 company   resulting   from  such  merger  or
                 consolidation or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation sale or disposition.

                 Termination  and   Amendment.    Subject  to
                 certain    plan    provisions,    the   Plan
                 Administrator  may  from time to time  amend
                 the plan as it may deem  proper  and  in the
                 best  interest  of  the  Company without any
                 further approval of the stockholders  of the
                 Company,  provided,  however, that no change
                 in any option, SAR, LSAR,  restricted stock,
                 Incentive   Award   or   Performance    Unit
                 previously  granted,  which would impair the
                 right  of  the  participant  to  acquire  or
                 retain  Common  Stock   or   cash  that  the
                 participant may have acquired as a result of
                 the plan, may be made without the consent of
                 the   participant.    Notwithstanding    the
                 foregoing,  the  Plan  Administrator and the
                 Board of Directors may not,  to  the  extent
                 required for compliance with applicable laws
                 and  regulations,  including  Rule 16b-3  of
                 the Exchange Act and Section 162(m)  of  the
                 IRC,  amend the plan without the approval of
                 the stockholders  of  the  Company  to:  (i)
                 materially  increase  the  number of shares,
                 options,  rights,  Incentive Awards  or  PUs
                 that may be issued under the plan to Section
                 16 Insiders, (ii) with  respect to incentive
                 stock  options  and  any  related  SARs  and
                 LSARs,   change  the  description   of   the
                 participants   or   class   of  participants
                 eligible for participation in  the plan, or,
                 with respect to all other grants  under  the
                 plan,  materially modify the requirements as
                 to eligibility for participation in the plan
                 to add a  class  of Section 16 Insiders, and
                 (iii)  otherwise  materially   increase  the
                 benefits accruing to the participants under the plan. The plan will terminate ten years after the date of stockholder approval.

                 Federal   Income   Tax   Consequences.   The
                 following discussion briefly  summarizes the
                 material federal income tax consequences  of
                 participation  in the plan.  This discussion
                 is general in nature  and  does  not address
                 issues  related to the tax circumstances  of
                 any particular  participant.  The discussion
                 is  based  on  federal   income   tax   laws
                 currently   in  effect  and  is,  therefore,
                 subject to possible  future  changes  in the
                 law.    This  discussion  does  not  address
                 state, local or foreign tax consequences.

                 The grant  of  a  stock  option, SAR or LSAR
                 will  have  no  tax  consequences   for  the
                 participant or the Company.  The participant
                 will  have no taxable income upon exercising
                 an incentive  stock  option  (except that an
                 alternative minimum tax may apply),  and the
                 Company will not receive a deduction when an
                 incentive stock option is exercised.  If the
                 participant  does  not dispose of the shares
                 of Common Stock acquired upon exercise of an
                 incentive stock option  within  the two-year
                 period beginning on the day after  the grant
                 of the incentive stock option or within  one
                 year after the exercise, the gain or loss on
                 a  subsequent sale will be a capital gain or
                 loss  to the participant.  The Company would
                 not be  entitled  to  any  deduction in such
                 event.  If the participant disposes  of  the
                 shares   within  the  two-year  or  one-year
                 periods  described  above,  the  participant
                 generally  will  realize ordinary income and
                 the   Company   will  be   entitled   to   a
                 corresponding deduction.   Upon exercising a
                 SAR,  LSAR  or stock option (other  than  an
                 incentive  stock  option),  the  participant
                 must recognize  ordinary income in an amount
                 equal to the difference between the exercise
                 price  and  the fair  market  value  of  the
                 Common Stock  on  the  exercise  date.   The
                 Company is entitled to a deduction for the same amount.

                 Because an LSAR is exercisable only upon the
                 occurrence of  a  Change  in  Control of the
                 Company,  exercise  by  a participant  could
                 result in the imposition  of  an  additional
                 20% excise tax on, and denial of a deduction
                 to the Company for, all or a portion  of the
                 total payments made to the participant  upon
                 the    Change    in   Control.    Similarly,
                 accelerated vesting  resulting from a Change
                 in Control in the case  of  any other awards
                 under the plan could trigger  the 20% excise
                 tax  and  the  loss  of the deduction.   The
                 amount of the excise tax  will depend on the
                 amount of the payments subject to the Change
                 in   Control   provisions   and  the   other
                 circumstances of the participant.

                 Awards, including Incentive Awards,  granted
                 under  the plan that are settled in cash  or
                 shares  of   Common  Stock  are  taxable  as
                 ordinary income  when  received.   Awards of
                 restricted stock granted under the plan  are
                 taxable   as  ordinary  income,  as  of  the
                 earlier of  the  date that the shares become
                 transferable  or  are   not   subject  to  a
                 substantial risk of forfeiture, in an amount
                 equal to the fair market value of the shares
                 on  such date, unless the participant  makes
                 an election  under Section 83(b) of the IRC.
                 If a Section 83(b)  election  is  made,  the
                 participant must include in income the value
                 of  the shares as of the date of grant.  The
                 Company  will  receive  a  deduction for the
                 amount   recognized   as   income   by   the
                 participant,  subject to the  provisions  of
                 Section 162(m).

                 Benefits Under  the  Plan.  During 1998, the
                 Plan   Administrator   granted   awards   of
                 options,  Performance  Units  and  Incentive
                 Awards to certain participants  in  the 1995
                 Omnibus Compensation Plan and 1995 Incentive
                 Compensation Plan. The following table  sets
                 forth  the  awards  made  to (i) each of the
                 named executive officerss (ii)   all current
                 executives  as a  group,  (iii)  all current
                 Directors who are not executive officers, as
                 a  group, and (iv) all employees (who would,
                 have been participating in the plan including
                 all current   officers who are not executive
                 officers, as   a  group.  While  the  grants
                 reflected  below  were  made  from  existing
                 plans  and  not     pursuant   to  the  1999
                 Omnibus  Incentive Compensation  Plan,  such
                 awards would have been substantially the same
                 if issued  pursuant  to  the 1999    Omnibus
                 Incentive Compensation  Plan.  The Compensation
                 Committee  has determined that   the overall
                 compensation structure submitted to stockholders is important as a whole. If stockholders do
                 not  approve  one  or  more   pieces  of the
                 structure, the Compensation Committee intends
                 to  design other compensation   programs   to
                 achieve an appropriate aggregate compensation structure.

                  1999 OMNIBUS  INCENTIVE COMPENSATION PLAN

                                        Stock Option Awards
                                        Number of Securities     Number of             Incentive Awards
    Name and Position                    Underlying Options    Performance Units(1)  Ranges of $ Value(2)
    -----------------                   --------------------   --------------------  --------------------
   William A Wise
    Chairman, President & CEO                 98,000               35,500               0-1,600,000

   H. Brent Austin
    Executive Vice President & Chief          26,250               10,000               0-438,000
    Financial Officer

   Richard Owen Baish
    President, El Paso Natural Gas            26,250               10,000               0-396,000
    Company

   John W. Somerhalder II
    President, Tennessee Gas Pipeline         26,250               10,000               0-396,000
    Company

   Britton White Jr.
    Executive Vice President & General        26,250               10,000               0-396,000
    Counsel

   Executive Officer Group                   334,250              122,600               0-4,911,000

   Non-Executive Officer Director Group             0                   0                       0

   Non-Executive Officer Employee Group      490,000                14,200              0-3,274,061
   _______

   (1)  The Performance Units were granted  for  a four-year performance cycle which began on January 1, 1999 and ends  on  December  31,  2002.  Although overlapping cycles are allowed, it is not currently contemplated that another Performance Unit grant  will  be  made before the year 2003.
   (2)  The  amounts  reflected  do not include the value of the  risk  premium,  if  any, associated  with  the Incentive Award.

                  Recommendation. The Board  of  Directors  believes
            that approval of the 1999 Omnibus Incentive Compensation Plan is in the best interests of the Company and its stockholders because the plan will enable the Company to attract and retain officers and key management employees and provide these employees with competitive incentives which also align their interests with those of the Company stockholders.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1999 OMNIBUS INCENTIVE COMPENSATION PLAN.


            PROPOSAL NO. 3 - Approval of the El Paso Energy Corporation Employee Stock Purchase Plan

                  On  January  20,  1999,  the  Board  of  Directors
            adopted the El Paso Energy Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan") and is herein seeking approval of such plan by the stockholders of the Company at the Annual Meeting. The Stock Purchase Plan will be effective, subject to stockholder approval, on January 20, 1999.

                  The  purpose  of  the Stock Purchase  Plan  is  to
            permit Company employees to purchase Common Stock over a period of time at a 15% discount in order to continue to attract and retain dedicated and reliable employees. The Board of Directors believes that the Stock Purchase Plan will align employees' interests with those of stockholders, and will provide an attractive incentive to the employees and promote a greater interest of such employees in the future growth and success of the Company.

                  There are reserved  for  issuance  under the Stock
            Purchase Plan 2,000,000 shares of the Common Stock, which shares will be issued from the Company's treasury or from authorized but unissued shares.

                  The Stock Purchase Plan  is being presented to the
            stockholders for approval at the Annual Meeting to enable such plan to qualify under Section 423 of the IRC. A discussion of the tax consequences under the Stock Purchase Plan is set forth below. The Stock Purchase Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the IRC.

                  An affirmative vote  of  a  majority  of shares of
            Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote on the proposal will constitute approval.

                  The  following is a general summary of the El Paso
            Energy Corporation Employee Stock Purchase Plan and is qualified in its entirety by full text of the plan which is attached to this Proxy Statement as Exhibit B.

                  Purposes.   The purposes in establishing the Stock
            Purchase Plan are to permit employees of the Company and designated subsidiaries to purchase Common Stock over a period of time at a discount from market prices and to increase employee stock ownership in order to continue to attract and retain dedicated and reliable employees. The Board of Directors believes that the Stock Purchase Plan will align employees' interests with those of stockholders, and will provide an attractive incentive to the employees and promote a greater interest of such employees in the future growth and success of the Company.

                  Administration.   The Stock Purchase  Plan will be
            administered by "Plan Administrator," meaning the Compensation Committee of the Board of Directors with respect to Section 16 Insiders and by the Management Committee (consisting of the CEO and such other senior officers as he may designate) for all other participants. The Plan Administrator will have authority to establish rules and regulations for the administration of the Plan, and its interpretations and decisions with regard to the Stock Purchase Plan will be final.

                  Shares  Available  for  the  Plan.     There   are
            reserved for issuance under the Plan 2,000,000 shares of the Company's Common Stock, which shares will be issued from the Company's treasury account or from authorized but unissued shares.

                  Participants.     Participation   in   the   Stock
            Purchase Plan is open to all active employees of the Company and of its designated Subsidiaries (as that term is defined by the Plan). At December 31, 1998 approximately 3,530 employees are currently eligible to participate in the Stock Purchase Plan; however, no employee is eligible who would own, after purchasing Common Stock under the Plan, shares of capital stock equaling 5% or more of the total combined voting stock of the Company.

                  Terms  and Conditions.  The  Stock  Purchase  Plan
            provides for consecutive, one-year offering periods (the
            "Offering  Periods")   commencing  on the  first trading
            day of a particular calendar year and ending on the last trading day of such year. The initial Offering Period will be from January 20, 1999 to December 31, 1999.

                  As of each Grant Date (as that term  is defined in
            the plan), eligible employees will be entitled to allocate payroll deductions ranging from a minimum of $10 per month up to an overall annual maximum amount of $21,250. Participants' payroll deductions will be invested in shares of the Company's Common Stock on the last trading day of each calendar quarter (the "Exercise Date"). Shares will be purchased from the Company at 85% of the lower of the Fair Market Value (defined as the average of the high and low selling prices of the Common Stock for a particular day) of such Common Stock on (i) the Grant Date for the calendar year in which the Exercise Date falls or (ii) the Exercise Date for the particular quarter.

                  The  Company  makes  no contributions to the Stock
            Purchase Plan, other than making Common Stock available for purchase at a discount and paying the costs of administering the plan.

                  Participation in the plan will be cancelled (i) at
            any time upon the election of the employee, or (ii) on the date that such person ceases to be an employee of the Company or its designated subsidiaries. Any funds deposited by the employee prior to such cancellation will be used to purchase Common Stock on the next Exercise Date or refunded, without interest to such
            employee, as required by the Plan.   An   employee  who
            elects to cancel participation may not rejoin the Stock Purchase Plan until the next Offering Period.

                  The rights of employees participating in the Stock
            Purchase Plan are not transferable other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee or by the employee's guardian or legal representative. No rights or payroll deductions of a participating employee will be subject to execution, attachment, levy, garnishment or similar process.

                  In the event  of  a change in control (defined the
            same as in the 1999 Omnibus Incentive Compensation Plan, described on page 24 of this Proxy Statement), the current Offering Period shall be shortened and a new Exercise Date shall be the day before the proposed merger or sale.

                  Termination and Amendment.  The Board of Directors
            may amend, suspend or terminate the Stock Purchase Plan at any time; provided, however, that no such amendment may increase or decrease the number of shares authorized for the plan, except as provided by its terms. Further, except to conform the plan to the requirements of the IRC, no amendment may (i) change the formula for determining the Exercise Price per share, (ii) withdraw the administration of the plan from the Plan Administrator, (iii) affect the rights of participating employees to purchase stock on an Exercise Date with funds previously credited to Plan Accounts, as defined by the plan, or (iv) cause the Stock Purchase Plan not to meet the requirements of Section 423(b) of the IRC.

                  Summary of Tax Consequences  of the Stock Purchase
            Plan.   The  following  discussion  of  certain  federal
            income tax consequences of the Stock Purchase Plan is based on the IRC provisions in effect on the date of this Proxy Statement, current regulations thereunder and existing administrative rulings of the Internal Revenue
            Service.  The discussion   is  limited   to  the  United
            States tax consequences and the tax consequences may vary
            depending   on the personal circumstances of  individual
            employees.

                  If  the Stock Purchase Plan  is  approved  by  the
            stockholders of the Company at the Annual Meeting, the Stock Purchase Plan will qualify under Section 423 of the IRC. As such, the amount of the discount will not be taxed until the employee disposes of the stock, and the determination of the ordinary and capital portion of the resulting gain or loss will depend on the length of time the employee has held the stock. The Company will be entitled to a deduction equal to the amount of the employee's ordinary income if the disposition occurs within two years of the applicable Grant Date or within one year of the Exercise Date; otherwise the Company will have no tax consequences.

                  Benefits  Under  the Plan.  Since participation in
            the plan is subject to the discretion of the individual employee, within the limits of the Stock Purchase Plan, and enrollment for the initial Offering Period is not yet complete, actual participation in the Stock Purchase Plan for the current fiscal year is not determinable.

                  Recommendation.  The Board  of  Directors believes
            that approval of the El Paso Energy Corporation Employee Stock Purchase Plan is in the best interest of the Company and its stockholders because the plan will enable the Company to attract and retain exceptional employees and provide these employees with competitive incentives which also align their interests with those of the Company stockholders.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

            PROPOSAL NO. 4 - To Amend the Restated Certificate of
                             Incorporation of El Paso Natural Gas
                             Company, to  eliminate the provision
                             relating to Section 251(g) of the DGCL.

                  Effective August 1,  1998, the Company completed a
            holding company reorganization in which EPNG became a wholly owned subsidiary of the Company. This reorganization was conducted in accordance with Section 251(g) of the DGCL and did not require a vote of EPNG's stockholders. In connection with the reorganization and pursuant to the requirements of Section 251(g), EPNG's charter was restated to add the following language:

             "ARTICLE 13. VOTE OF STOCKHOLDERS OF EL PASO
              ENERGY   CORPORATION   REQUIRED  TO  APPROVE
               CERTAIN ACTIONS

                   Any act or transaction by or involving
                   this corporation  that  requires
                   for   its   adoption  under  the
                   General Corporation  Law  of the
                   State   of   Delaware   of  this
                   Restated      Certificate     of
                   Incorporation  the  approval  of
                   the   stockholders    of    this
                   corporation  shall,  pursuant to
                   Section  251(g)  of the  General
                   Corporation Law of  the State of
                   Delaware, require, in  addition,
                   the approval of the stockholders
                   of El Paso Energy Corporation, a
                   Delaware  corporation,  or   any
                   successor  thereto by merger, by
                   the same vote  that  is required
                   by  the General Corporation  Law
                   of the  State of Delaware and/or
                   the  Restated   Certificate   of
                   Incorporation of this corporation."

                  This provision requires EPNG to obtain  a  vote of
            Company stockholders in connection with certain actions taken by EPNG, such as mergers, sale of all or substantially all of its assets, charter amendments and corporate dissolutions. Absent such a provision, there is no general requirement under Delaware law that stockholders of a parent entity, such as the Company, be entitled to vote on these types of transactions involving its wholly owned subsidiaries, such as EPNG. The amendment would have no effect on the right of stockholders of the Company to vote on transactions occurring at the Company level. In order to provide maximum flexibility and efficiency under the holding company structure that has been established, the Company proposes to eliminate this Article 13 from EPNG's restated charter. The Board of Directors believes that the deletion of Article 13 of EPNG's restated charter will allow the Company to manage its entire organization more effectively.

                  The  affirmative   votes  of  a  majority  of  the
            outstanding shares of Common Stock are required for approval of this amendment to EPNG's restated charter. If this proposed amendment is approved by the stockholders, the Company intends to promptly effect the amendment by filing an appropriate amendment to EPNG's restated charter with the State of Delaware.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO EPNG'S RESTATED CERTIFICATE OF INCORPORATION.


            PROPOSAL NO. 5 - Ratification of the Appointment of
                           PricewaterhouseCoopers LLP as Independent
                           Certified Public Accountants

                  The   Board  of  Directors   desires   to   obtain
            stockholder ratification of the resolution appointing PricewaterhouseCoopers LLP, 1100 Louisiana Street, Suite 4100, Houston, Texas 77002, as independent certified public accountants for the Company for fiscal year 1999. PricewaterhouseCoopers LLP has served continuously in such capacity for the Company since 1983.

                  If  the appointment is not ratified,  the  adverse
            vote will be considered as an indication to the Board of Directors that it should select other independent certified public accountants for the following fiscal year. Given the difficulty and expense of making any substitution of accountants after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year 1999 will be permitted to stand unless the Board of Directors finds other good reason for making a change.

                  A  representative from PricewaterhouseCoopers  LLP
            will attend the Annual Meeting to respond to appropriate questions raised during the Annual Meeting or submitted to PricewaterhouseCoopers LLP in writing prior to the Annual Meeting, and to make a statement if he or she desires to do so.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR 1999.


            PROPOSAL NO. 6 - Stockholder Proposal on Corporate
            Democracy

                  Rear  Admiral  J.F. Quilter, 500 Westridge  Drive,
            Portola Valley, CA  94028-7721,  the beneficial owner of
            291.797 registered shares of Common Stock on December 31, 1998, has indicated that he will present a proposal for action at the 1999 Annual Meeting as follows:

                              "CORPORATE DEMOCRACY

                  WHEREAS, it is the usual practice for annual
                  stockholders'   meeting   announcements   to
                  include a statement to the effect that if no direction is made the proxy will be voted for the nominations made or positions held by management.

                  This clouds the voting results  as  to votes
                  for   directors   and   auditors,  does  not
                  accurately  reflect  the desires  of  voting
                  stockholders and skews  the  results.   In a
                  political election it would be tantamount to counting votes of those who do not vote as being in favor of the incumbent.

                  THEREFORE   it   is   resolved    that   the
                  shareholders  recommend  that  the Board  of
                  Directors take the necessary action to cause
                  proxy   balloting  on  nominees  and   items
                  contained   in  the  notice  of  the  annual
                  meeting to be tabulated for each nominee and proposal as in favor, opposed, abstain and returned unmarked. The decision shall be determined by the number of those voted in favor and opposed.

                  Unmarked ballots shall be considered only for the demonstration of a quorum.

                  For each nominee and proposal, stockholders shall be advised of the official results in the normal course of communication with stockholders."

            STATEMENT OF THE BOARD OF DIRECTORS IN OPPOSITION TO THE STOCKHOLDER PROPOSAL

                  Your Board of Directors believes that the proposal
            is contrary to the interests of the Company and our stockholders and, accordingly, is recommending that stockholders vote AGAINST the proposal for the following reasons:

                  Under  Delaware  law, a stockholder is entitled to
            participate at stockholders' meetings in person or by proxy. If our stockholders intend to participate at a meeting by proxy, they can direct how their votes will be cast by either (i) marking a box for each item to be voted on and signing the proxy card, or (ii) simply signing and returning the proxy card or electronic proxy media. The adoption of Rear Admiral Quilter's proposal would deny stockholders their right to participate at stockholders' meetings when they return a signed, but unmarked proxy card ro electronic proxy media. This is unfair, unnecessary, contrary to Delaware law and contrary to the customary practices of the substantial majority of all publicly held United States companies.

                  Rear  Admiral  Quilter   apparently  assumes  that
            stockholders who sign but do not otherwise mark their proxy card are not making a conscious decision as to how their shares are to be voted. Your Board of Directors
            disagrees with his  assumption.   The  proxy card states
            explicitly in boldface type how shares will  be voted in
            this  situation.   This  year's proxy card, for example,
            states:  "This proxy   when  properly executed  will  be
            voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5 and AGAINST Proposal 6. Neither the Board of Directors nor the persons appointed as Proxies have the authority or discretion to ignore a stockholder's instructions on a properly signed proxy, whether those instructions are indicated by marked boxes or by the
            alternative method   of merely signing and returning the
            proxy card or electronic proxy media.  Thus, your  Board
            of Directors believes that   those stockholders who take
            advantage  of  this  alternative   method by signing and
            returning unmarked proxies fully understand how their shares will be voted.

                  Your Board of Directors further  believes that our
            procedures, which facilitate the execution and return of proxy cards, result in a higher stockholder response than could be expected if stockholders were required to complete each item on the proxy card. This, in turn, helps to minimize the time and expense incurred in connection with the solicitation of proxies. The adoption of the proposal would also make it more difficult to ascertain the wishes of our stockholders because a signed but unmarked proxy card would have to be ignored. Your Board of Directors believes that our procedures, which follow Securities and Exchange Commission rules and customary practice in the United States, are appropriate and essential for good corporate governance.

                  The  Board  is  not  aware  of any valid reason to
            adopt Rear Admiral Quilter's proposal. It would not give stockholders any new rights or powers and would deny our stockholders rights that make it easier for their participation at stockholders' meetings.

                  Adoption   of   Rear  Admiral  Quilter's  proposal
            requires an affirmative vote of a majoirty of shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote on the proposal.

            THE BOARD OF DIRECTORS URGES A VOTE "AGAINST" THIS STOCKHOLDER PROPOSAL. THE PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED "AGAINST" UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE ON THEIR SIGNED PROXIES.

                              COST OF SOLICITATION

                  The cost of  preparing,  printing and mailing this
            Proxy Statement and the accompanying proxy card, and the cost of solicitation of proxies on behalf of the
            Company's Board of Directors will be borne by the Company. The Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies from stockholders at an estimated fee of $10,000, plus reimbursement of out-of-pocket expenses. In addition to the use of the mail, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation, as well as by Georgeson & Company Inc. Brokerage houses and other custodians and nominees will be asked whether other persons are beneficial owners of the shares of Common Stock which they hold of record and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. The Company will reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of Common Stock.


                                 OTHER MATTERS

                  The Board of Directors knows of  no  other matters
            which will be brought before the Annual Meeting. If, however, any other matters should come before the Annual Meeting all proxies which have been signed and returned without further instruction will give the persons designated thereon discretionary authority to vote according to their best judgment.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Exchange Act requires the Company's directors, certain officers and beneficial owners of more than 10% of a registered class of the Company's equity securities to file reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. Directors, officers and beneficial owners of more than 10% of the Company's equity securities are also required by SEC regulations to furnish the Company with copies of all such reports that they file. Based on the Company's review of copies of such forms and amendments provided to it, the Company believes that all filing requirements were complied with during the fiscal year ended December 31, 1998.


                        SUBMISSION OF STOCKHOLDER PROPOSALS

                  Stockholder  proposals  submitted for inclusion in
            the Proxy Statement for the Company's 2000 Annual Meeting of Stockholders must be mailed to the Corporate Secretary, El Paso Energy Corporation, 1001 Louisiana Street, Houston, Texas 77002, and must be received by the Corporate Secretary on or before November 19, 1999. The Company will consider only proposals meeting the requirements of applicable SEC rules. Pursuant to the Company's By-laws, in order for stockholder proposals that are not included in such Proxy Statement to be brought before the 2000 Annual Meeting of Stockholders, such proposals must be mailed to the Corporate Secretary at the foregoing address and received not less than 60 days nor more than 90 days prior to the scheduled date of such annual meeting.


             ADDITIONAL INFORMATION - INTERNET AND TELEPHONE VOTING

                  You may vote  shares  registered  in your name, as
            well as shares that you beneficially own and hold in "street name" through a broker, via the Internet or by telephone. Votes submitted electronically via the Internet or by telephone must be received by 5:00 p.m. central daylight time, on April 21, 1999. The giving of such a proxy will not affect your right to vote in person at the Annual Meeting.

                  To vote via the  Internet or by telephone,  please
            follow the instructions on your proxy card.

                  The Internet voting  procedures  are  designed  to
            authenticate stockholder identities, to allow stockholders to give voting instructions, and to confirm the accurate recording of stockholder instructions. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be paid by the stockholder.

                                 ANNUAL REPORT

                  A  copy  of  the  Company's 1998 Annual Report  to
            Stockholders is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of such Annual Report may obtain one free of charge by writing or calling Mr. David L. Siddall, Corporate Secretary, El Paso Energy Corporation, 1001 Louisiana Street, Houston, Texas 77002, telephone (713) 420-6195.

                                By Order of the Board of Directors


                                           DAVID L. SIDDALL
                                          Corporate Secretary

            Houston, Texas
            March 19, 1999

                                               EXHIBIT A


                   EL PASO ENERGY CORPORATION


                    1999 OMNIBUS INCENTIVE
                     COMPENSATION PLAN

                Effective as of January 20, 1999

                        TABLE OF CONTENTS


SECTION 1              PURPOSES.........................................1

SECTION 2              DEFINITIONS......................................1
                        2.1  Adjusted Value.............................1
                        2.2  Beneficiary................................1
                        2.3  Board of Directors.........................1
                        2.4  Cause......................................1
                        2.5  Change in Control..........................2
                        2.6  Code.......................................3
                        2.7  Common Stock...............................3
                        2.8  Exchange Act...............................3
                        2.9  Fair Market Value..........................3
                        2.10 Good Reason................................4
                        2.11 Incentive Award............................5
                        2.12 Incentive Stock Option.....................5
                        2.13 Management Committee.......................5
                        2.14 Maximum Annual Employee Grant..............5
                        2.15 Nonqualified Option........................5
                        2.16 Option Price...............................5
                        2.17 Participant................................5
                        2.18 Performance Cycle..........................5
                        2.19 Performance Goals..........................6
                        2.20 Performance Peer Group.....................6
                        2.21 Performance Period.........................6
                        2.22 Performance Ranking Position...............7
                        2.23 Performance Unit or Units..................7
                        2.24 Permanent Disability or Permanently
                              Disabled..................................7
                        2.25 Plan Administrator.........................7
                        2.26 Restricted Stock...........................7
                        2.27 Rule 16b-3.................................7
                        2.28 Section 16 Insider.........................8
                        2.29 Section 162(m).............................8
                        2.30 Subsidiary.................................8
                        2.31 Total Shareholder Return...................8
                        2.32 Valuation Date.............................8

SECTION 3 ADMINISTRATION................................................8

SECTION 4 ELIGIBILITY...................................................10

SECTION 5 SHARES AND UNITS AVAILABLE FOR THE PLAN.......................10

SECTION 6 STOCK OPTIONS.................................................11

SECTION 7 STOCK APPRECIATION RIGHTS.....................................18

SECTION 8 LIMITED STOCK APPRECIATION RIGHTS.............................19

SECTION 9 PERFORMANCE UNITS.............................................20
                       9.1 Grants of Units..............................20
                       9.2 Notice to Participants.......................20
                       9.3 Vesting......................................20
                       9.4 Valuation of Performance Units...............21
                       9.5 Entitlement to Payment.......................22
                       9.6 Deferred Payment.............................25
                       9.7 Acceleration of Payment Due to Change
                           in Control...................................25

SECTION 10 RESTRICTED STOCK.............................................25

SECTION 11 INCENTIVE AWARDS.............................................28
                      11.1 Procedures for Incentive Awards..............28
                      11.2 Performance Goal Certification...............28
                      11.3 Maximum Incentive Award Payable..............28
                      11.4 Discretion to Reduce Awards;  Participant's
                           Performance..................................29
                      11.5 Required Payment of Incentive Awards.........29
                      11.6 Restricted Stock Election....................30
                      11.7 Deferred Payment.............................30
                      11.8 Payment Upon Change in Control...............30

SECTION 12 REGULATORY APPROVALS AND LISTING.............................31

SECTION 13 EFFECTIVE DATE AND TERM OF PLAN..............................32

SECTION 14 GENERAL PROVISIONS...........................................32

SECTION  15  COMPLIANCE WITH  RULE  16b-3  AND  SECTION
                  162(m)................................................35

SECTION 16 AMENDMENT, TERMINATION OR DISCONTINUANCE OF THE PLAN.........35

                                   EL PASO ENERGY CORPORATION
                            1999 OMNIBUS INCENTIVE COMPENSATION PLAN

                                      SECTION 1   PURPOSES

                       The purposes of the El Paso Energy Corporation 1999 Omnibus Incentive Compensation Plan (the "Plan") are to promote the interests of El Paso Energy Corporation (the "Company") and its stockholders by strengthening its ability to attract and retain
                       officers   and  key  management  employees   ("key
                       management employees" means those employees who hold the position of department director) in the employ of the Company and its Subsidiaries (as defined below) by furnishing suitable recognition of their ability and industry which contribute materially to the success of the Company and to align the interests and efforts of the Company's officers and key management employees to the long-term interests of the Company's stockholders, and to provide a direct incentive to the Participants
                       (as  defined  below)  to   achieve  the  Company's
                       strategic and financial goals.   The Plan provides
                       for the grant of stock options, limited stock appreciation rights, stock appreciation rights, restricted stock, incentive awards and performance units in accordance with the terms and conditions set forth below.


                               SECTION 2   DEFINITIONS

                  Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

                  2.1   Adjusted Value

                  The dollar value of Performance Units determined as of a Valuation Date.

                  2.2   Beneficiary

                  The person or persons designated by the Participant pursuant to Section 6.4(f) or Section 14.7 of this Plan to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death.

                  2.3   Board of Directors

                  The Board of Directors of the Company.

                  2.4   Cause

                  The Company may terminate the Participant's employment for Cause. A termination for Cause is a termination evidenced by a resolution adopted in good faith by two-thirds (2/3) of the Board of Directors that the Participant (i) willfully and continually failed to substantially perform the Participant's duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform or (ii) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (ii) above until (A) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) above and specifying the particulars thereof in detail and (B) the Participant shall have been provided an opportunity to be heard by the Board of Directors (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part shall be considered "willful" unless the Participant has acted, or failed to act, with an absence of good faith and without a reasonable belief that the Participant's action or failure to act was in the best interest of the Company. Notwithstanding anything contained in the Plan to the contrary, no failure to perform by the Participant after notice of termination is given by the Participant shall constitute Cause.

                  2.5   Change in Control

                  As used in the Plan, a Change in Control shall be deemed to occur (i) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, (ii) upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company), (iii) upon the approval by the Company's stockholders of a merger or consolidation, a sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, or (iv) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the
                  Company's stockholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

                  2.6   Code

                  The Internal Revenue Code of 1986, as amended and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant to the Code.

                  2.7   Common Stock

                  The Common Stock of the Company, $3 par value per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

                  2.8   Exchange Act

                  The Securities Exchange Act of 1934, as amended.

                  2.9   Fair Market Value

                  Unless otherwise provided by the Plan Administrator prior to the date of a Change in Control as applied to a specific date, Fair Market Value shall be deemed to be the mean between the highest and lowest quoted selling prices at which Common Stock is sold on such date as reported in the NYSE-Composite Transactions by The Wall Street Journal for such date, or if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded. Notwithstanding the foregoing, upon the exercise,

                       (a) during the thirty (30) day period following a Change in Control, of a limited stock appreciation right or stock appreciation right granted in connection with a Nonqualified Option more than six (6) months prior to a Change in Control, or

                       (b) during the seven (7) month period following a Change in Control, of a limited stock appreciation right or of a stock appreciation right granted in connection with a Nonqualified Option less than six (6) months prior to a Change in Control, on or after a Change in Control, Fair Market Value on the date of exercise shall be deemed to be the greater of (i) the highest price per share of Common Stock as reported in the NYSE-Composite Transactions by The Wall Street Journal during the sixty (60) day period ending on the day preceding the date of exercise of the stock appreciation right or limited stock appreciation right, as the case may be, and (ii) if the Change in Control is one described in clause (ii) or (iii) of Section 2.5, the highest price per share paid for Common Stock in connection with such Change in Control.

             2.10   Good Reason

                  For  purposes  of the Plan, a Participant's termination
             of employment for Good Reason, following a Change in Control, shall mean the occurrence of any of the following events or conditions:

                       (a) a change in the Participant's  status,  title,
                  position or responsibilities (including reporting responsibilities) which, in the Participant's reasonable judgment, represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities which, in the Participant's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant's employment for Cause, for Permanent Disability or as a result of his or her death, or by the Participant other than for Good Reason;

                       (b) a reduction in the Participant's annual base salary;

                       (c) the Company's requiring the Participant (without the consent of the Participant) to be based at any place outside a thirty-five (35) mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company's business which is not materially greater than such travel requirements prior to the Change in Control;

                       (d) the failure by the Company to (i) continue in effect any material compensation or benefit plan in which the Participant was participating at the time of the Change in Control, including, but not limited to, the Plan, the El Paso Energy
                       Corporation Pension Plan, the El Paso Energy Corporation Supplemental Benefits Plan, the El Paso Energy Corporation Deferred Compensation Plan and the El Paso Energy Corporation Retirement Savings Plan, with any amendments and restatements of such plans (or substantially similar successor plans) made prior to such Change in Control; or
                       (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater);

                       (e) any material breach by the Company of any provision of the Plan; or

                       (f) any purported termination of the Participant's employment for Cause by the Company which does not otherwise comply with the terms of the Plan.

             2.11   Incentive Award

                  A  percentage  of base salary, fixed dollar  amount  or
             other measure of compensation for which Participants are eligible to receive, in cash and/or shares of Restricted Stock, at the end of a Performance Period if certain Performance Goals are achieved.

             2.12   Incentive Stock Option

                  An  option intended to  meet  the  requirements  of  an
             Incentive Stock Option as defined in Section 422 of the Code, as in effect at the time of grant of such option, or any statutory provision that may hereafter replace such Section.

             2.13   Management Committee

                  A committee consisting of the  Chief  Executive Officer
             and such other senior officers as the Chief Executive Officer shall designate.

             2.14   Maximum Annual Employee Grant

                  The Maximum Annual Employee Grant set  forth in Section
             5.4.

             2.15   Nonqualified Option

                  An   option   which   is  not  intended  to  meet   the
             requirements of an Incentive  Stock  Option  as  defined  in
             Section 422 of the Code.

             2.16   Option Price

                  The  price per share of Common Stock at which an option
             is exercisable.

             2.17   Participant

                  An eligible  employee  to whom an option, limited stock
             appreciation right, stock appreciation right, Restricted Stock, Incentive Award or Performance Unit is granted under the Plan as set forth in Section 4.

             2.18   Performance Cycle

                  That period commencing  with  January 1 of each year in
             which the grant of a Performance Unit is made and ending on December 31 of the third succeeding year, or such other time period as the Plan Administrator may determine. The Plan Administrator, it its discretion, may initiate an overlapping Performance Cycle that begins before an existing Performance Cycle has ended.

             2.19   Performance Goals

                  The  Plan  Administrator  shall  establish one or  more
             performance goals ("Performance Goals") for each Performance Period in writing. Such Performance Goals shall be set no later than the commencement of the applicable Performance Period, or such later date as may be permitted with respect to "performance-based" compensation under Section 162(m) of the Code, and shall establish the amount of any Incentive award to be granted to each Participant, subject to Section
             5.4 below.

                  Each   Performance   Goal  selected  for  a  particular
             Performance  Period  shall  be   any  one  or  more  of  the
             following, either individually, alternatively or in any combination, applied to either the Company as a whole or to a Subsidiary or business unit, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to the pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Plan Administrator: Total Shareholder Return, operating income, pre-tax profit, earnings per share, cash flow, return on capital, return on equity, return on net assets, net income, debt reduction, safety, return on investment, revenues, or Common Stock price. The foregoing terms shall have the same meaning as used in the Company's financial statements, or if the terms are not used in the Company's financial statements, they shall have the meaning generally applied pursuant to general accepted accounting principles, or as used in the industry, as applicable. The Plan Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and
             (v) extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

             2.20   Performance Peer Group

                  Those  publicly  held companies selected  by  the  Plan
             Administrator prior to the commencement of a Performance Period, or such later date as may be permitted under Section 162(m) of the Code, consistent with maintaining the status of Performance Units as "performance-based compensation," to form a comparative performance group in applying Section 9.4.

             2.21   Performance Period

                  That period of time  during which Performance Goals are
             measured to determine the vesting or granting of options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Performance Units or Incentive Awards, as the Plan Administrator may determine.

             2.22   Performance Ranking Position

                  The  relative   placement   of   the   Company's  Total
             Shareholder Return measured against the Total Shareholder Return of the other companies in the Performance Peer Group for which purposes rank shall be determined by quartile, with a ranking in the first (1st) quartile (e.g., the Company's Total Shareholder Return is equal to or greater than the Total Shareholder Return of at least seventy-five percent (75%) of the Performance Peer Group) corresponding to the highest quartile of Total Shareholder Return.

             2.23   Performance Unit or Units

                  Units  of long-term incentive compensation granted to a
             Participant with respect to a particular Performance Cycle.

             2.24   Permanent Disability or Permanently Disabled

                  A  Participant   shall   be   deemed   to  have  become
             Permanently Disabled for purposes of the Plan if the Chief Executive Officer of the Company shall find upon the basis of medical evidence satisfactory to the Chief Executive Officer that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company or any of its Subsidiaries, and that such disability will be permanent and continuous during the remainder of the Participant's life; provided, that with respect to Section 16 Insiders such determination shall be made by the Plan Administrator.

             2.25   Plan Administrator

                  The  Board  of  Directors  or  the  committee appointed
             and/or authorized pursuant to Section 3 to administer the Plan.

             2.26   Restricted Stock

                  Common  Stock granted under the Plan that is subject to
             the requirements of Section 10 and such other restrictions as the Plan Administrator deems appropriate. References to Restricted Stock in this Plan shall include Performance Restricted Stock (as defined in Section 5.2) unless the context otherwise requires.

             2.27   Rule 16b-3

                  Rule  16b-3 of the General Rules and Regulations  under
             the Exchange Act.

             2.28   Section 16 Insider

                  Any person who is selected by the Plan Administrator to
             receive options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Award and/or Performance Units pursuant to the Plan and who is subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

             2.29   Section 162(m)

                  Section 162(m) of the Code, and regulations promulgated
             thereunder.

             2.30   Subsidiary

                  An entity that is designated  by the Plan Administrator
             as a subsidiary for purposes of the Plan and that is a corporation, partnership, joint venture, limited liability company, limited liability partnership, or other entity, in which the Company owns directly or indirectly, fifty percent (50%) or more of the voting power or profit interests, or as to which the Company or one of its affiliates serve as general or managing partner or in a similar capacity. Notwithstanding the foregoing, for purposes of options intended to qualify as incentive stock options, the term
             "Subsidiary" shall mean a corporation (or other entity treated as a corporation for tax purposes) in which the Company directly or indirectly holds more than fifty percent (50%) of the voting power.

             2.31   Total Shareholder Return

                  The  sum of (i) the appreciation or depreciation in the
             price of a share of a company's common stock, and (ii) the dividends and other distributions paid during the applicable Performance Cycle, expressed as a percentage basis of the Fair Market Value of such share on the first day of the applicable Performance Cycle, as calculated in a manner determined by the Plan Administrator.

             2.32   Valuation Date

                  The  date for determining the Adjusted Value of  vested
             Units that will be paid or credited to the Participant or Beneficiary in accordance with Section 9.5 or 9.6. The Valuation Date shall occur on the last day of the applicable Performance Cycle, or such other time as provided in this Plan, or as the Plan Administrator may select. The Valuation Date for each Performance Cycle shall be set forth in the grant of Performance Units and shall be established no later than the date on which the Performance Goals for a particular Performance Cycle are selected, except as otherwise specifically provided herein.


                              SECTION 3   ADMINISTRATION

                 3.1 With respect to  awards  made  under  the  Plan to
             Section 16 Insiders, the Plan shall be administered by the Board of Directors or Compensation Committee of the Board
             of  Directors,  which  shall be constituted  at  all  times so as to meet the non-employee director standards of Rule 16b-3 and the outside director requirements of Section 162(m),
             so   long as  any of the  Company's  equity  securities are
             registered pursuant to Section 12(b) or 12(g) of the Exchange
             Act.  Subject  to   the  Board  of  Directors, and as may be
             required by the foregoing sentence, the Plan shall be administered by the Management Committee.

                  No member  of  the  Board  of  Directors  or  the  Plan
             Administrator shall vote with respect directly to the granting of options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and/or Performance Units hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units to directors, then any option, limited stock appreciation right, stock appreciation right, Restricted Stock, Incentive Award or Performance Unit granted under the Plan to a director for his or her services as such shall be approved by the full Board of Directors.

                  3.2  Except for the terms and conditions explicitly set
             forth in the Plan, the Plan Administrator shall have sole authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to select persons eligible to participate in the Plan, to grant options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units thereunder, to administer the Plan, to make recommendations to the Board of Directors, and to take all such steps and make all such determinations in connection with the Plan and the options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units granted thereunder as it may deem necessary or advisable, which determination shall be final and binding upon all
             Participants, so long as such interpretation and construction with respect to Incentive Stock Options corresponds to any applicable requirements of Section 422 of the Code. The Plan Administrator shall cause the Company at its expense to take any action related to the Plan which may be necessary to comply with the provisions of any federal or state law or any regulations issued thereunder, which the Plan Administrator determines are intended to be complied with.

                  3.3 Each member of any committee acting as Plan Administrator, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of any committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.


                               SECTION 4   ELIGIBILITY

                  To be eligible for selection  by the Plan Administrator
             to participate in the Plan, an individual must be an officer or key management employee of the Company, or of any Subsidiary, as of the date on which the Plan Administrator grants to such individual an option, limited Stock appreciation right, stock appreciation right, Restricted Stock, Incentive Award or Performance Unit or a person who, in the judgment of the Plan Administrator, holds a position of responsibility and is able to contribute substantially to the Company's continued success. Members of the Board of Directors of the Company who are full-time salaried officers shall be eligible to participate. Members of the Board of Directors who are not employees are not eligible to participate in this Plan.


                 SECTION 5   SHARES AND UNITS AVAILABLE FOR THE PLAN

                  5.1  Subject  to  Section  5.5,  the  maximum number of
             shares that may be issued upon settlement of Incentive Awards or Performance Units and exercise of options, limited stock appreciation rights, stock appreciation rights and Restricted Stock granted under the Plan is six million (6,000,000) shares of Common Stock, from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Board of Directors. For purposes of
             Section 5.1, the aggregate number of shares of Common Stock issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units and not returned to the Company upon cancellation, expiration or forfeiture of any such award or delivered (either actually or by attestation) in payment or satisfaction of the purchase price, exercise price or tax obligation of the award.

                  5.2  Notwithstanding  the  foregoing,  and  subject  to
             Section 5.5, the number of shares for which Restricted Stock may be granted pursuant to Section 10 of the Plan may not exceed two million (2,000,000) shares of Common Stock, including the granting or vesting of Restricted Stock that is in compliance with the performance-based requirements of
             Section 162(m) (the "Performance Restricted Stock").

                  5.3 Subject to Section 5.5, the number of Performance Units which may be granted under the Plan is set at five hundred thousand (500,000) Units. Units that have been granted and are fully vested or that still may become fully vested under the terms of the Plan shall reduce the number of outstanding Units that are available for use in making future grants under the Plan.

                  5.4 The maximum number of shares, as calculated in accordance with the provisions of Section 5.1, and maximum dollar amount with respect to which awards under this Plan may be granted to any eligible employee in any one year shall not exceed: (a) one million (1,000,000) in the case of options (and related limited stock appreciation rights or stock appreciation rights) or issuable upon settlement of Performance Units; (b) one million (500,000) in the case of shares of Restricted Stock (whether or not such Restricted Stock is Performance Restricted Stock); and (c) five million dollars ($5,000,000) in cash, Restricted Stock or a combination thereof, in the case of Incentive Awards. With respect to Performance Units, the maximum Units granted to any eligible employee for any Performance Cycle shall not exceed one hundred thousand (100,000) Performance Units. Collectively, the foregoing maximums referred in this
             Section 5.5 shall be referred to as the "Maximum Annual Employee Grant."

                  5.5 In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board of Directors, upon the recommendation of the Plan Administrator, may make appropriate adjustments in the number of shares authorized for the Plan, the Maximum Annual Employee Grant and, with respect to outstanding options, limited stock appreciation rights, stock appreciation rights, and Restricted Stock, the Plan Administrator may make appropriate adjustments in the number of shares and the Option Price, except that any such adjustments for purposes of Sections 5.4 and 6.3 shall be consistent with the requirements under Code Sections 162(m) and 422, respectively.


                              SECTION 6   STOCK OPTIONS

                  6.1 Options may be granted to eligible employees in such number, and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of an option shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such an option to a particular Participant at a particular price. Each option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan, which may (but need not) require the Participant's signature.

                  6.2 An option granted under the Plan may be either an Incentive Stock Option or a Nonqualified Option.

                  6.3 Each provision of the Plan and each Incentive Stock Option granted thereunder shall be construed so that each such option shall qualify as an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded, unless the Participant agrees otherwise. The total number of shares which may be purchased upon the exercise of Incentive Stock Options granted under the Plan shall not exceed the total specified in Section 5.1. Incentive Stock Options, in addition to complying with the other provisions of the Plan relating to options generally, shall be subject to the following conditions:

                  (a) Ten Percent (10%) Stockholders

                       A  Participant  must not,  immediately  before  an
                  Incentive Stock Option is granted to him or her, own stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or of a Subsidiary. This requirement is waived if (i) the Option Price of the Incentive Stock Option to be granted is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the option, determined at the time the option is granted, and (ii) the option is not exercisable more than five (5) years from the date the option is granted.

                  (b) Annual Limitation

                       To the extent that the aggregate Fair Market Value
                  (determined at the time of the grant of the option) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), such options shall be treated as Nonqualified Options.

                  (c) Additional Terms

                       Any other  terms  and  conditions  which  the Plan
                  Administrator determines, upon advice of counsel, must be imposed for the option to be an Incentive Stock Option.

                  6.4 Except as otherwise provided in Section 6.3, all Incentive Stock Options and Nonqualified Options under the Plan shall be granted subject to the following terms and conditions:

                  (a) Option Price

                       The Option Price  shall  be determined by the Plan
                  Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the option is granted.

                  (b) Duration of Options

                       Options  shall  be  exercisable  at such time  and
                  under such conditions as set forth in the option grant, but in no event shall any Incentive Stock Option be exercisable subsequent to the day before the tenth anniversary of the date on which the option is granted, nor shall any other option be exercisable later than the tenth anniversary of the date of its grant.

                  (c) Exercise of Options

                       Subject  to  Section 6.4(j), a Participant may not
                  exercise an option until the Participant has completed one (1) year of continuous employment with the Company or any of its Subsidiaries from and including the date on which the option is granted, or such longer period as the Plan Administrator may determine in a particular case. This requirement is waived in the event of death, Permanent Disability of a Participant or a Change in Control before such period of continuous employment is completed and may be waived or modified in the agreement evidencing the option or by resolution adopted at any time by the Plan Administrator. Thereafter, shares of Common Stock covered by an option may be purchased at one time or in such installments over the balance of the option period as may be provided in the option grant. Any shares not purchased on the applicable installment date may be purchased thereafter at any time prior to the final expiration of the option. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice to the Company setting forth the number of shares with respect to which the option is being exercised.

                  (d) Payment

                       The  purchase  price  of  shares  purchased  under
                  options shall be paid in full to the Company upon the exercise of the option by delivery of consideration equal to the product of the Option Price and the number of shares purchased (the "Purchase Price"). Such consideration may be either (i) in cash or (ii) at the discretion of the Plan Administrator, in Common Stock already owned by the Participant for at least six (6) months, or any combination of cash and Common Stock. The Fair Market Value of such Common Stock as delivered shall be valued as of the day prior to delivery. The Plan Administrator can determine that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws, regulations and state corporate law), an option may also be exercised in a "cashless" exercise by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the Purchase Price. A
                  Participant shall have none of the rights of a stockholder until the shares of Common Stock are issued to the Participant.

                       If specifically authorized in the option grant,  a
                  Participant may elect to pay all or a portion of the Purchase Price by having shares of Common Stock with a Fair Market Value equal to all or a portion of the Purchase Price be withheld from the shares issuable to the Participant upon the exercise of the option; provided that such shall be permitted of a Participant who is a Section 16 Insider only if approved in advance by the Board of Directors or the Compensation Committee, if required by Section 16, and rules promulgated thereunder, of the Exchange Act. The Fair Market Value of such Common Stock as is withheld shall be determined as of the same day as the exercise of the option.

                       Notwithstanding  any  other provision in this Plan
                  to the contrary and unless the Plan Administrator shall otherwise determine, in the event of a "cashless" exercise, and for that purpose only under this Plan, a Participant's compensation shall be equal to the difference between the actual sales price received for the underlying Common Stock and the Option Price. For all other purposes under this Plan, the Fair Market Value shall be the value against which compensation is determined.

                  (e) Restrictions

                       The Plan Administrator shall determine and reflect
                  in the option grant, with respect to each option, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock which may be purchased thereunder, including, but not limited to, restrictions on the transferability of such shares acquired through the exercise of such options for such periods as the Plan Administrator may determine and, further, that in the event a Participant's employment by the Company, or a Subsidiary, terminates during the period in which such shares are nontransferable, the Participant shall be required to sell such shares back to the Company at such prices as the Plan Administrator may specify in the option. In addition, the Plan Administrator may require that a Participant who wants to effectuate a "cashless" exercise of options be required to sell the shares of Common Stock acquired in the associated exercise to the Company, or in the open market through the use of a broker selected by the Company, at such price and on such terms as the Plan Administrator may determine at the time of grant, or otherwise.

                  (f) Nontransferability of Options

                       Options granted under the Plan  and the rights and
                  privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing and only as provided by the Plan Administrator or the Company, as applicable, Nonqualified Options may be transferred to a Participant's immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership (a person who thus acquires this option by such transfer, a "Permitted Transferee"). A transfer of an option may only be effected by the Company at the request of the Participant and shall become effective upon the Permitted Transferee agreeing to such terms as the Plan Administrator may require and only when recorded in the Company's record of outstanding options. In the event an option is transferred as contemplated hereby, the option may not be subsequently transferred by the Permitted Transferee except a transfer back to the Participant or by will or the laws of descent and distribution. A transferred option may be exercised by a Permitted Transferee to the same extent as, and subject to the same terms and conditions as, the Participant (except as otherwise provided herein), as if no transfer had taken place. As used herein, "immediate family" shall mean, with respect to any person, such person's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and shall include adoptive relationships. In the event of exercise of a transferred option by a Permitted Transferee, any amounts due to (or to be withheld by) the Company upon exercise of the option shall be delivered by (or withheld from amounts due to) the Participant, the Participant's estate or the Permitted Transferee, in the reasonable discretion of the Company.

                       In addition, to the extent permitted by applicable
                  law and Rule 16b-3, the Plan Administrator may permit a recipient of a Nonqualified Option to designate in writing during the Participant's lifetime a Beneficiary to receive and exercise the Participant's Nonqualified Options in the event of such Participant's death (as provided in Section 6.4(i)). A designation by a Participant under the Company's Omnibus Compensation Plan dated as of January 1, 1992, as amended, or the Company's 1995 Omnibus Compensation Plan effective as of January 13, 1995, as amended and restated (the "Predecessor Plans"), shall remain in effect under the Plan for any options unless such designation is revoked or changed under the Plan. Except as otherwise provided for herein, if any Participant attempts to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan or such option, or suffers the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, all affected options held by such Participant shall be immediately forfeited.

                  (g) Purchase for Investment

                       The  Plan  Administrator  shall  have the right to
                  require that each Participant or other person who shall exercise an option under the Plan, and each person into whose name shares of Common Stock shall be issued pursuant to the exercise of an option, represent and agree that any and all shares of Common Stock purchased pursuant to such option are being purchased for investment only and not with a view to the distribution or resale thereof and that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the option or by the Plan Administrator. This Section 6.4(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of shares of Common Stock as to which options may from time to time be granted as contemplated in Section 12.

                  (h) Termination of Employment

                       Upon the termination of a Participant's employment
                  for any reason other than death or Permanent Disability, the Participant's option shall be exercisable only to the extent that it was then exercisable and, unless the term of the options expires sooner, such options shall expire according to the following schedule; provided, that the Plan Administrator may at any time determine in a particular case that specific limitations and restrictions under the Plan shall not apply:

                       (i) Retirement

                            The  option  shall expire, unless  exercised,
                       thirty-six (36) months after the Participant's retirement from the Company or any Subsidiary.

                       (ii) Disability

                            The option  shall  expire,  unless exercised,
                       thirty-six (36) months after the Participant's termination on account of Permanent Disability.

                       (iii) Termination

                            Subject to subparagraphs (iv)  and (v) below,
                       the option shall expire, unless exercised, for a period not to exceed thirty-six (36) months, as specified in the grant letter, after a Participant resigns or is terminated as an employee of the Company or any of its Subsidiaries, unless the Chief Executive Officer of the Company shall have determined in a specific case that the option should expire sooner or should terminate when the Participant's employment status ceases; provided, however, that for Section 16 Insiders, such
                       determination   shall   be   made   by   the  Plan
                       Administrator.

                       (iv) Termination Following a Change in Control

                            The option shall expire, unless exercised  or
                       expiring earlier in accordance with its original terms, thirty-six (36) months after a Participant's termination of employment (other than a termination by the Company for Cause or a voluntary termination by the Participant other than for Good Reason) following a Change in
                       Control, provided that said termination of employment occurs within two (2) years following a Change in Control.

                       (v) All Other Terminations

                            Notwithstanding subparagraphs  (iii) and (iv)
                       above, the option shall expire upon termination of employment for Cause and any option intended to qualify as an Incentive Stock Option shall expire, unless exercised, one year after the Participant's termination of employment on account of disability (as defined in Section 22(e)(3) of the Code) and shall expire three (3) months after the Participant's termination of employment other than on account of death, Permanent Disability or termination for Cause.

                  (i) Death of Participant

                       Upon  the  death of a Participant, whether  during
                  the Participant's period of employment or during the thirty-six (36) month period referred to in Sections 6.4(h)(i), (ii) and (iii), the option shall expire, unless the original term of the option expires sooner, twelve (12) months after the date of the Participant's death, unless the option is exercised within such twelve (12) month period by the Participant's Beneficiary, legal representatives, estate or the person or persons to whom the deceased's option rights shall have passed by will or the laws of descent and distribution; provided, that the Plan Administrator may determine in a particular case that specific limitations and restrictions under the Plan shall not apply. Notwithstanding any other Plan provisions pertaining to the times at which options may be exercised, no option shall continue to be exercisable, pursuant to Section 6.4(h) or this Section 6.4(i), at a time that would violate the maximum duration of Section 6.4(b).

                  (j) Change in Control

                       Notwithstanding  other  Plan provisions pertaining
                  to the times at which options may be exercised, all outstanding options, to the extent not then currently exercisable, shall become exercisable in full upon the occurrence of a Change in Control. No option (whether or not intended to be an Incentive Stock Option) shall continue to be exercisable, pursuant to Sections 6.4(h) and 6.4(i), at a time that would violate the maximum duration of Section 6.4(b).

                  (k) Deferral Election

                       A Participant may elect irrevocably (at a time and
                  in a manner determined by the Plan Administrator or the Company, as appropriate) prior to exercising an option granted under the Plan that issuance of shares of
                  Common Stock upon exercise of such option and/or associated stock appreciation right shall be deferred until a pre-specified date in the future or until the Participant ceases to be employed by the Company or any of its Subsidiaries, as elected by the Participant. After the exercise of any such option and prior to the issuance of any deferred shares, the number of shares of Common Stock issuable to the Participant shall be credited to the deferred stock account (or such other account(s) as the management committee shall deem necessary and appropriate) under a memorandum deferred account established pursuant the Company's then-existing Deferred Compensation Plan (as it may be further amended) (the "Deferred Compensation Plan"), and any dividends or other distributions paid on the Common Stock (or its equivalent) shall be deemed reinvested in additional shares of Common Stock (or its equivalent) until all credited deferred shares shall become issuable pursuant to the Participant's election, unless the management committee of the Deferred Compensation Plan shall otherwise determine.


                        SECTION 7   STOCK APPRECIATION RIGHTS

                  7.1 The Plan Administrator may grant stock appreciation rights to Participants in connection with any option granted under the Plan, either at the time of the grant of such option or at any time thereafter during the term of the option. Such stock appreciation rights shall cover the same number of shares covered by the options (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in Section 7.3, be subject to the same terms and conditions as the related options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

                  7.2 Each stock appreciation right shall entitle the holder of the related option to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock valued at Fair Market Value as of the date the right is exercised, or in cash, or partly in shares and partly in cash, at the discretion of the Plan Administrator; provided, however, that payment shall be made solely in cash with respect to a stock appreciation right which is exercised within seven (7) months following a Change in Control. Stock appreciation rights may be exercised from time to time upon actual receipt by the Company of written notice stating the number of shares of Common Stock with respect to which the stock appreciation right is being exercised. The value of any fractional shares shall be paid in cash.

                  7.3 Stock appreciation rights are subject to the following restrictions:

                       (a) Each stock appreciation right shall be exercisable at such time or times as the option to which it relates shall be exercisable, or at such other times as the Plan Administrator may determine. In the event of death or Permanent Disability of a Participant during employment but before the Participant has completed such period of continuous employment, such stock appreciation right shall be exercisable; but only within the period specified in the related option. In the event of a Change in Control, the requirement that a Participant shall have completed a six (6) month period of continuous employment is waived with respect to a Participant who is employed by the Company at the time of the Change in Control but who, within the six
                  (6) month period, voluntarily terminates employment for Good Reason or is terminated by the Company other than for Cause.

                       (b) Except following a Change in Control, each request to exercise a stock appreciation right shall be subject to approval or denial in whole or in part by the Plan Administrator in its sole discretion. Denial or approval of such request shall not require a subsequent request to be similarly treated by the Plan Administrator.

                       (c) The right of a Participant to exercise a stock appreciation right shall be canceled if and to the extent the related option is exercised. To the extent that a stock appreciation right is exercised, the related option shall be deemed to have been surrendered unexercised and canceled.

                       (d) A holder of stock appreciation rights shall have none of the rights of a stockholder until shares of Common Stock, if any, are issued to such holder pursuant to such holder's exercise of such rights.

                       (e) The acquisition of Common Stock pursuant to the exercise of a stock appreciation right shall be subject to the same restrictions as would apply to the acquisition of Common Stock acquired upon exercise of the related option, as set forth in
                       Section 6.4.


                    SECTION 8   LIMITED STOCK APPRECIATION RIGHTS

                  8.1 The Plan Administrator may grant limited stock appreciation rights to Participants in connection with any options granted under the Plan, either at the time of the grant of such option or at any time thereafter during the term of the option. Such limited stock appreciation rights shall cover the same number of shares covered by the options (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in Section 8.3, be subject to the same terms and conditions as the related options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

                  8.2 Each limited stock appreciation right shall entitle the holder of the related option to surrender to the Company the unexercised portion of the related option and to receive from the Company in exchange therefor an amount in cash equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the option, or portion thereof, which is surrendered.

                  8.3 Limited stock appreciation rights are subject to the following restrictions:

                       (a) Each limited stock appreciation right shall be
                  exercisable in full for a period of seven (7) months following the date of a Change in Control regardless of whether the holder is employed by the Company or any of its Subsidiaries on the date the right is exercised. Limited stock appreciation rights shall be exercisable only to the same extent and subject to the same conditions as the options related thereto are exercisable, as provided in Section 6.4(j).

                       (b) The right of a Participant to exercise a limited stock appreciation right shall be canceled if and to the extent the related option is exercised. To the extent that a limited stock appreciation right is exercised, the related option shall be deemed to have been surrendered unexercised and canceled.


                            SECTION 9   PERFORMANCE UNITS

             9.1   Grants of Units

                  Subject to the Maximum Annual Employee Grant, Units may
             be granted to Participants in such number as the Plan Administrator shall determine, taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company or its Subsidiaries, their compensation provided by other incentive plans, their salaries, and such other factors as the Plan Administrator shall deem appropriate. Normally, Units will be granted only at the beginning of each Performance Cycle except in cases where a prorated grant may be made in mid-cycle to a newly eligible Participant or a Participant whose job responsibilities have significantly changed during the cycle.

             9.2   Notice to Participants

                  The Plan Administrator shall notify each Participant in
             writing of the grant of Units to the Participant. Such notice shall set forth the Total Shareholder Return requirements, vesting schedule and other terms and conditions applicable to such Units, and may (but need not) require the Participant's signature.

             9.3   Vesting

                  (a) Vesting Schedule

                       The  Plan  Administrator  shall  adopt  a  vesting
                  schedule for each year of a Performance Cycle. Vesting of Units for each year may (i) occur automatically after a Participant has completed the specified period of continuous employment with the Company or any of its Subsidiaries from the date of grant of such Units, (ii) be contingent upon attaining certain levels of Total Shareholder Return for the year in which the Units are eligible to vest, or (iii) occur at such other times or subject to such other criteria as the Plan Administrator may determine. The Plan Administrator may, in its discretion, alter the vesting guidelines in the event of unusual circumstances provided that to the extent applicable any such discretion shall be exercised in a manner consistent with Section 162(m). Vesting of Units with respect to Participants who begin participation or receive an additional grant of Units during the Performance Cycle will be determined by the Plan Administrator at the time of grant.

                  (b) Change in Control

                       Notwithstanding the foregoing  vesting provisions,
                  upon a Change in Control all unvested Units shall become fully vested on a pro rata basis measured in the next higher whole year between (i) the date of grant and (ii) the date of a Change in Control.

             9.4   Valuation of Performance Units

                  All Performance Units granted to Participants under the
             Plan shall be valued as follows:

                  (a) Initial and Continuing Value

                       Each Performance  Unit shall have an initial value
                  of one hundred dollars ($100) as of the date of the grant of Performance Units. Except where the Adjusted Value of Performance Units is determined as provided under Section 9.4(b), each Performance Unit shall continue to have a dollar value of one hundred dollars ($100) on each date subsequent to the date of grant of the Performance Unit.

                  (b)  Adjusted Value

                       The   determination   of  the  Adjusted  Value  of
                  Performance Units for benefit payments under Sections 9.5(b)(i) and 9.5(b)(ii) as of any relevant Valuation Date shall be made based on the Company's Performance Ranking Position for the applicable Performance Cycle compared to the Performance Ranking Position of the Performance Peer Group, based on the following schedule:


                            Company's
                           Performance            Ajusted
                         Ranking Position          Value
                         ----------------        ---------

                           1st Quartile            $ 150
                           2nd Quartile            $ 100
                           3rd Quartile            $  50
                           4th Quartile            $   0


                  If any company which is a member of the Performance Peer Group that (i) ceases to exist by reason of a liquidation, merger or other transaction; (ii) undergoes a significant alternation in size, through recapitalization or otherwise, such that its total market capitalization as determined from its published financial statements is more than fifty (50%) greater or less than its total market capitalization as of the grant date for the applicable Performance Cycle; or
                  (iii)  otherwise   changes   its   line   of   business
                  significantly to make it inappropriate to use such company in comparison, and if such event(s) occurs after the time the Plan Administrator can alter the Performance Peer Group under Section 2.20 above, then such company shall be considered to remain in the Performance Peer Group, and to have achieved a Total
                  Shareholder Return less than the Company's Total Shareholder Return without regard to any actual Total Shareholder Return actually achieved by such company, provided, however, that the Plan Administrator shall have the authority to reduce the Adjusted Value of Performance Units in such event if it determines that such reduction is appropriate in view of the Company's performance relative to those companies in the Performance Peer Group and not described in clauses
                  (i), (ii) or (iii), above.

             9.5   Entitlement to Payment

                  (a)  Performance Certification

                       The Plan Administrator shall certify  in  writing,
                  prior to payment of the Performance Units pursuant to this Section 9.5, the Company's Performance Ranking Position. In no event will an award be payable under this Section 9 if the Company's Performance Ranking Position is in the fourth (4th) quartile.

                  (b)  Eligibility for Benefit Payments

                       Benefit   payments    with   respect   to   vested
                  Performance Units shall be paid under the following circumstances:

                       (i)  Primary Benefit Payment

                            Upon   the  expiration  of  each  Performance
                       Cycle, all uncanceled Performance Units granted with respect to such Performance Cycle shall vest and benefit payments with respect to such Performance Units shall become payable. A
                       Participant who has remained an employee continuously from the date of the grant of the Performance Units for a Performance Cycle through the last day of such Performance Cycle shall be eligible to receive a benefit payment equal to the Adjusted Value, as provided for in Section 9.4(b), of the Performance Units (the "Primary Benefit") with respect to and as of the close of such Performance Cycle. The Valuation Date for determining such Adjusted Value shall be established by the Plan Administrator at the time the Performance Units are granted. The amount of any benefit payment payable with respect to Performance Units shall be reduced by the amount of any interim benefit payments made pursuant to
                       Section 9.5(b)(ii) with respect to such Performance Units. If the interim benefit payments exceed the Primary Benefit, no payment shall be made.

                       (ii) Interim Benefit Payments

                            The  Plan   Administrator  may  in  its  sole
                       discretion provide for an interim benefit payment to be made to a Participant with respect to Performance Units granted for any particular Performance Cycle. The right to any interim benefit payment shall be set forth in the grant of Performance Units to a Participant, or at such other time as the Plan Administrator shall determine, and must establish the terms and conditions of such interim benefit payment (including the Company's Total Shareholder Return which must be attained during such Performance Period). An interim benefit payment may be provided for after the second year of a Performance Cycle. The interim benefit payment shall be based upon the Adjusted Value of the Performance Units, as provided for in Section 9.4(b) for the period up to the date of the interim payment valuation, and the amount of any such payment shall not exceed fifty percent (50%) of such Adjusted Value for the Performance Units which are vested at the end of the second year; provided, however, that such interim payment will be made only if the Company's Performance Ranking Position is in the first (1st) or second (2nd) quartile. The Valuation Date for determining such Adjusted Value shall be set forth in the grant of Performance Units, or at such other time as determined by the Plan Administrator. The Performance Units which are valued for the interim benefit payment shall also be valued in accordance with Section 9.5(b)(i) or Section 9.7 if applicable, to determine what, if any, additional value the Participant may be entitled to. Interim benefit payments may be made to those Participants who have remained employees continuously from the date of the grant of the applicable Performance Units until the date of the interim benefit payment relating to such Performance Units. The amount of any benefit payment payable with respect to Performance Units pursuant to Sections 9.5(b)(i) and 9.5(d) shall be reduced by the amount of any interim benefit payment made pursuant to this Section 9.5(b)(ii), but not below zero.

                  (c)  Form of Payment

                       A Participant or a Participant's Beneficiary shall
                  be entitled to receive from the Company a benefit payment as provided pursuant to Sections 9.5(b)(i) or 9.5(b)(ii), as applicable, equal to the product of the Adjusted Value and the number of vested Units of a Participant. Such payment shall be made as soon as practicable following the applicable Valuation Date in accordance with this Section 9.5(c).

                       Except as provided in Sections 9.5(d)  and 9.7 (or
                  unless the Plan Administrator otherwise determines at any time that the form of payment should be changed), each benefit payment made to a Participant pursuant to this Section 9, shall be made as follows:

                       (i) Participants employed by the Company holding the position of Chairman of the Board, President or Chief Executive Officer and Participants employed by Company Subsidiaries holding equivalent positions, but not necessarily the same title, shall receive their Performance Unit payout as follows:

                            (A)  50% (fifty percent) in cash and
                            (B)  50% (fifty percent) in Common Stock.

                       (ii) Participants employed by the Company holding the position of Vice Chairman of the Board, Chief Operating Officer, or Executive Vice President and Participants employed by Company Subsidiaries holding equivalent positions, but not necessarily the same title, shall receive their Performance Unit payout as follows:

                            (A)  60% (sixty percent) in cash and
                            (B)  40% (forty percent) in Common Stock.

                       (iii)Participants employed by the Company holding the position of Senior Vice President and Participants employed by Company Subsidiaries holding equivalent positions, but not necessarily the same title, shall receive their Performance Unit payout as follows:

                            (A)  75% (seventy-five percent) in cash and
                            (B)  25%   (twenty-five  percent)  in  Common
                                 Stock.

                  (d)  Retirement, Death,  Disability  or  Termination of
                  Employment

                       Participants (or their Beneficiaries  in  the case
                  of their deaths) who have retired, died, become Permanently Disabled, or who have terminated their employment, prior to the end of a Performance Cycle shall not be entitled to receive payment from the Company or its Subsidiaries for any Units which were not vested as of the time such Participants ceased active employment with the Company or its Subsidiaries. Notwithstanding Section 9.5(c), such Participants (or their Beneficiaries in the case of their deaths) will be entitled to receive a cash payment for vested Units in accordance with Section 9.5(b)(i). No payments shall be made to such Participants (or Beneficiaries) pursuant to Section 9.5(b)(ii). Unless the Plan Administrator otherwise determines, a Participant who is terminated with Cause shall receive no benefit under this Section 9.

             9.6   Deferred Payment

                  Prior  to  the time that Units first vest  pursuant  to
             Section 9.3, the Participant may, subject to the consent of the Management Committee and in accordance with procedures that the Management Committee has approved, elect to have all or a portion (subject to a $1,000 minimum) of the lump-sum cash payment payable pursuant to Section 9.5(c) with respect to such vested Units deferred according to the terms and conditions of the Company's Deferred Compensation Plan.

             9.7   Acceleration of Payment Due to Change In Control

                  Upon a Change in Control, the current Performance Cycle
             shall immediately end and all vested Units (including Units that vest pursuant to Section 9.3(b)) shall be paid in cash to Participants based on a value of one hundred fifty dollars ($150) per Unit. This payment will be reduced to reflect any interim benefit payments made in accordance with
             Section 9.5(b)(ii) and shall be made (i) in a lump sum in cash that is in lieu of any otherwise applicable form and time of payment for such Unites under the Plan and (ii) within ten (10) days after the Change in Control.


                            SECTION 10   RESTRICTED STOCK

                  10.1 Subject to Sections 5.2  and 5.4, Restricted Stock
             (including Performance Restricted Stock) may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of Restricted Stock shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such Restricted Stock to a particular Participant. Each grant shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan, which may (but need not) require the Participant's signature. The Participant receiving a grant of Restricted Stock shall be recorded as a stockholder of the Company. Each Participant who receives a grant of Restricted Stock shall have all the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions; provided, however, that no Participant awarded Restricted Stock shall have any right as a stockholder with respect to any shares subject to the Participant's Restricted Stock grant prior to the date of issuance to the Participant of a certificate or certificates, or the establishment of a book-entry account, for such shares.

                  10.2 Notwithstanding   any   other   provision  to  the
             contrary in this Section 10, before Performance Restricted Stock can be granted or vested, as applicable, the Plan Administrator shall:

                  (a)  Determine   the   Performance   Goals,   if   any,
                  applicable to the particular Performance Period; and

                  (b) Certify in writing that any such Performance Goals for a particular Performance Period have been attained.

                  10.3 A  grant  of  Restricted  Stock  shall  entitle  a
             Participant to receive, on the date or dates designated by the Plan Administrator, or, if later, upon payment to the Company of the par value of the Common Stock, if required, in a manner determined by the Plan Administrator, the number of shares of Common Stock selected by the Plan Administrator. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period (as defined in Section 10.4) expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

                  10.4 During  a  period  of  years following the date of
             grant, as determined by the Plan Administrator, which shall in no event be less than one (1) year (the "Restriction Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or termination of employment on account of Permanent Disability, the transfer to the Company as provided under the Plan, the Plan Administrator's waiver or modification of such restrictions in the agreement evidencing the grant of Restricted Stock, or by resolution of the Plan Administrator adopted at any time.

                  10.5 Except as provided in Sections 10.4, 10.6 or 10.7,
             if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant to the Company. In addition, in the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the terms of the Plan without the Company's prior written consent, such shares shall be forfeited to the Company.

                  10.6 The Restriction Period for any  Participant  shall
             be deemed to end and all restrictions on shares of Restricted Stock shall lapse, upon the Participant's death or termination of employment on account of Permanent Disability or any termination of employment determined by the Plan Administrator to end the Restriction Period.

                  10.7 The  Restriction  Period for any Participant shall
             be deemed to end and all restrictions on shares of Restricted Stock shall terminate immediately upon a Change in Control.

                  10.8 When  the  restrictions  imposed  by  Section 10.4
             expire or otherwise lapse with respect to one or more shares of Restricted Stock, the Company shall deliver to the Participant (or the Participant's legal representative, Beneficiary or heir) one (1) share of Common Stock for each share of Restricted Stock.

                  10.9 Subject  to Section 10.3 (and Section 10.2 in  the
             case of Performance Restricted Stock), a Participant entitled to receive Restricted Stock under the Plan shall be issued a certificate, or have a book-entry account established, for such shares. Such certificate, or book-entry account, shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

                  10.10 Restricted Stock awarded to Participants pursuant
             to  Section  11  in  lieu  of   cash   shall  be  considered
             Performance Restricted Stock for purposes of the Plan.

                  10.11 The Restriction Period for any Participant  shall
             be deemed to end and all restrictions on shares of Restricted Stock awarded pursuant to Sections 11.5(a)(ii), 11.5(b)(ii), and 11.6 (except for Restricted Stock awarded pursuant to Section 11.5(c)) shall lapse upon the Participant's death, retirement, Permanent Disability, or any other involuntary termination without Cause. The Restriction Period shall be deemed to end and all restrictions on a Participant's shares of Restricted Stock awarded pursuant to Section 11.5(c) shall lapse on a pro rata basis measured in years between (i) the amount of time which has elapsed between the Award Date and the Participant's death, retirement, Permanent Disability, or any other involuntary termination without Cause and (ii) the Restriction Period for such shares. All shares of Restricted Stock for which the Restriction Period has not lapsed as described above shall be forfeited to the Company. Notwithstanding the foregoing, the Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders, may determine that such Restriction Period should not lapse or that the Restriction Period on additional shares of Restricted Stock should lapse.

                  10.12 A Participant may elect irrevocably (at a time and
             in the manner determined by the Plan Administrator or the Company, as appropriate), prior to vesting of Restricted Stock, that the Participant relinquishes any and all rights in the shares of Restricted Stock in exchange for an interest in the Deferred Compensation Plan, in which case receipt of such shares shall be deferred until a pre-specified date in the future or until the Participant ceases to be employed by the Company or any of its Subsidiaries, as
             elected by  the  Participant.   At the time the restrictions
             would have otherwise lapsed on the shares of Restricted Stock (as specified at the time of grant, or otherwise if changed by the Plan Administrator), the number of shares of Common Stock issuable to the Participant shall be credited to the deferred stock account (or such other account(s) as
             the  Management   Committee   shall   deem   necessary   and
             appropriate) under a memorandum deferred account established
             pursuant   to   the  Deferred  Compensation  Plan,  and  any
             dividends or other distributions paid on the Common Stock (or its equivalent) shall be deemed reinvested in additional shares of Common Stock (or its equivalent) until all credited deferred shares shall become issuable pursuant to the Participant's election, unless the Management Committee of the Deferred Compensation Plan shall otherwise determine.


                            SECTION 11   INCENTIVE AWARDS

             11.1   Procedures for Incentive Awards

                  Prior  to  the  beginning  of  a particular Performance
             Period, or such other date as the Code may allow, the Plan Administrator shall specify in writing:

                  (a)  the Participants who shall be eligible  to receive
                       an Incentive Award for a Performance Period,
                  (b)  the Performance Goals for such Performance Period,
                       and
                  (c) the maximum Incentive Award amount payable to each Participant if the Performance Goals are met.

                  Any  Participant  chosen  to participate in under  this
             Section 11 for a given Performance Period shall receive the maximum Incentive Award amount if the designated Performance Goals are achieved, subject to the discretion of the Plan Administrator to reduce such award, as described in Section 11.4.

             11.2   Performance Goal Certification

                  An Incentive  Award  shall become payable to the extent
             provided herein in the event that the Plan Administrator certifies in writing prior to payment of the award that the Performance Goal or Goals selected for a particular Performance Period has or have been attained. In no event will an award be payable under this Plan if the threshold level of performance set for each Performance Goal for the applicable Performance Period is not attained.

             11.3   Maximum Incentive Award Payable

                  The maximum Incentive Award payable under this Plan  to
             any Participant for any Performance Period shall be five million dollars ($5,000,000) in cash, Restricted Stock, or a combination of cash and Restricted Stock.

             11.4  Discretion to Reduce Awards; Participant's Performance

                  The  Plan  Administrator,  in  its  sole  and  absolute
             discretion, may reduce the amount of any Incentive Award otherwise payable to a Participant upon attainment of any Performance Goal for the applicable Performance Period. A Participant's individual performance must be satisfactory, regardless of the Company's performance and the attainment of Performance Goals, before he or she may be granted an Incentive Award. In evaluating a Participant's performance, the Plan Administrator shall consider the Performance Goals of the Company and the Participant's responsibilities and accomplishments, and such other factors as it deems appropriate.

             11.5   Required Payment of Incentive Awards

                  The Plan Administrator, or the Management Committee  in
             the case of Participants other than Section 16 Insiders, shall make a determination within thirty (30) days after the Company's financial information is available for a particular Performance Period (the "Award Date") whether the Performance Goals for that Performance Period have been achieved and the amount of the award for each Participant. In the absence of an election by the Participant pursuant to Sections 11.6 or 11.7, the award shall be paid not later than the end of the month following the month in which the Plan Administrator determines the amount of the award and shall be paid as follows:

                  (a) Participants employed by the Company holding the position of Chairman of the Board, President, Chief Executive Officer, Vice Chairman of the Board, Chief Operating Officer, Executive Vice President, or Senior Vice President and Participants employed by Company subsidiaries with equivalent positions thereto, but not necessarily the same titles, shall receive their incentive award as follows:

                        (i)  50% (fifty percent) in cash and
                        (ii) 50% (fifty percent) in Restricted Stock.

                   (b) Participants  employed  by the Company holding
             the position of Vice President  and  Participants employed by
             Company   subsidiaries  with  an equivalent position thereto,
             but not necessarily the same title, shall receive their incentive award as follows:

                       (i)  75% (seventy-five percent) in cash and
                       (ii) 25% (twenty-five percent)in Restricted Stock.

                  (c) Because the Participant bears forfeiture, price fluctuation, and other attendant risks during the Restriction Period (as defined in Section 10.4) associated with the Restricted Stock awarded under this Plan, Participants shall be awarded an additional amount of Restricted Stock equal to the amount of Restricted Stock which a Participant is awarded pursuant to Sections 11.5(a)(ii) or 11.5(b)(ii), as applicable.

             (d) Notwithstanding subsections (a) and (b) above, the Plan Administrator or Management Committee, as appropriate, may determine that a Participant must receive a greater amount of his or her award in Restricted Stock, up to and including the entire award in Restricted Stock. (For purposes of the Plan, such required shares shall be treated as being awarded pursuant to Section 11.5(a)(ii) or Section 11.5(b)(ii), as applicable.) In such event, a Participant shall be entitled to the additional shares of Restricted Stock, awarded pursuant to Section 11.5(c) above.

                  The   value  of  awards  payable  in  Restricted  Stock
             pursuant to this Section 11 shall be calculated by using Fair Market Value.

             11.6   Restricted Stock Election

                  In lieu of receiving all or  any portion of the cash in
             accordance with Sections 11.5(a)(i) or 11.5(b)(i), a Participant may elect to receive additional Restricted Stock with a value equal to the portion of the incentive award which the Participant would otherwise have received in cash, but has elected to receive in Restricted Stock ("Restricted Stock Election"). Participants must make their Restricted Stock Election at such time and in such a manner as prescribed by the Management Committee. If required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, any Restricted Stock Election made by a Participant who is a
             Section 16 Insider shall be made at least six months prior to the Award Date, or at such other time as is allowed by
             Section 16(b) of the Exchange Act. Each Participant who makes the Restricted Stock Election shall be entitled to the additional Restricted Stock granted pursuant to Section 11.5(c) with respect to the amount of the Participant's Restricted Stock Election. Except as provided in Section 10, all shares of Restricted Stock awarded pursuant to the Restricted Stock Election are subject to the same terms and conditions as the Restricted Stock a Participant receives pursuant to Sections 11.5(a)(ii) or 11.5(b)(ii), as applicable.

             11.7   Deferred Payment

                  Each  Participant  may elect to have the payment of all
             or a portion of any Incentive Award made pursuant to Sections 11.5(a)(i) or 11.5(b)(i), as applicable, for the year deferred according to the terms and conditions of the Company's Deferred Compensation Plan. The election shall be irrevocable and shall be made at such time and in such a manner as prescribed by the Management Committee. The election shall apply only to that year. If a Participant has not made an election under this Section, any incentive award granted to the Participant for that year shall be paid pursuant to Sections 11.5 or 11.6, as applicable.

             11.8   Payment Upon Change in Control

                  Notwithstanding  any  other provision of this Plan,  in
             the event of a Change in Control of the Company, the Incentive Award attributable to the Performance Period in which the Change in Control occurs shall become fully vested and distributable, in cash, within 30 days after the date of the Change in Control, in an amount equal to the greater of the annual incentive percentage of Annual Salary established by the Plan Administrator, or the following:

                                      Participants employed by the Company
                                      holding any of the following positions
                                      and Participants employed by Company
                                      subsidiaries with positions equivalent
                                      thereto, but not necessarily with the
         Percentage of Annual Salary  same titles:
         ---------------------------  -------------------------------------

          100% of Annual Salary       Chairman of the Board, President, Chief
                                      Executive Officer, Vice Chairman of the
                                      Board, Chief Operating Officer, or
                                      Executive Vice President

           80% of Annual Salary       Senior Vice President

           60% of Annual Salary       Vice President

                       The term "Annual Salary" as used in this Plan shall mean a Participant's annual base salary (whether actual or illustrative) in effect on the date of a Change in Control.

                  In the event a Change in  Control  is  deemed  to  have
             occurred after the end of a Performance Period, but before the Award Date, each Participant shall be entitled to receive in cash, within 30 days after the date of the Change in Control, those amounts set forth above in this Section
             11.8 for such Performance Period. Such amounts are in addition to the amount to which Participants shall be entitled for the Performance Period in which a Change in Control is deemed to occur.


                    SECTION 12   REGULATORY APPROVALS AND LISTING

                  The  Company  shall  not  be  required   to  issue  any
             certificate for shares of Common Stock upon the exercise of an option or a stock appreciation right granted under the Plan, in payment of an Incentive Award, with respect to a grant of Restricted Stock or Common Stock awarded as payment of vested Units prior to:

                       (a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

                       (b) listing of such shares on any stock exchange on which the Common Stock may then be listed; and

                       (c) completing any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

                  All certificates, or book-entry accounts, for shares of
             Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or State securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates, or notations on such book-entry accounts, to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Plan Administrator determines that application of such provisions are no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company.


                     SECTION 13   EFFECTIVE DATE AND TERM OF PLAN

                  The  Plan  was  adopted by the Board  of  Directors  on
             January 20, 1999, and is subject to approval by the Company's stockholders within the earlier of the date of the Company's next annual meeting of stockholders and twelve
             (12) months after the date the Plan is adopted by the Board of Directors. Subject to the foregoing condition, options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units may be granted pursuant to the Plan from time to time within the period commencing upon adoption of the Plan by the Board of Directors and ending ten (10) years after the earlier of such adoption and the approval of the Plan by the stockholders. Options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units theretofore granted may extend beyond that date and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common
             Stock acquired thereunder. To the extent required to qualify as "performance-based compensation" under Section 162(m), shares of Common Stock underlying options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Common Stock granted, subject to stockholder approval of the Plan may not be vested, paid, exercised or sold until such stockholder approval is obtained.


                           SECTION 14   GENERAL PROVISIONS

                  14.1 Nothing  contained  in the Plan, or in any option,
             limited stock appreciation right, stock appreciation right, Restricted Stock, Incentive Award or Performance Unit granted pursuant to the Plan, shall confer upon any employee any right with respect to continuance of employment by the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of such employee at any time with or without assigning any reason therefor.

                  14.2 Grants,  vesting  or  payment  of  stock  options,
             limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards or Performance Units shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or its Subsidiaries, or required by law or by contractual obligations of the Company or its Subsidiaries. Notwithstanding the preceding sentence, the Restricted Stock awarded pursuant to Section 11.5(c) shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension, or other benefit unless required by contractual obligations of the Company or its subsidiaries.

                  14.3 Unless otherwise provided  in  the Plan, the right
             of a Participant or Beneficiary to the payment of any compensation under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

                  14.4 Leaves of absence for such  periods  and  purposes
             conforming to the personnel policy of the Company, or of its Subsidiaries, as applicable, shall not be deemed terminations or interruptions of employment, unless a Participant commences a leave of absence from which he or she is not expected to return to active employment with the Company or its Subsidiaries. The foregoing notwithstanding, with respect to Incentive Stock Options, employment shall not be deemed to continue beyond the first ninety (90) days of such leave unless the Participant's reemployment rights are guaranteed by statute or contract.

                  14.5 In the event a Participant is transferred from the
             Company to a Subsidiary, or vice versa, or is promoted or given different responsibilities, the stock options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units granted to the Participant prior to such date shall not be affected.

                  14.6 Any amounts (deferred or otherwise) to  be paid to
             Participants pursuant to the Plan are unfunded obligations. Neither the Company nor any Subsidiary is required to segregate any monies from its general funds, to create any trusts or to make any special deposits with respect to this obligation. The Management Committee, in its sole discretion, may direct the Company to share with its subsidiaries the costs of a portion of the incentive awards paid to Participants who are executives of those companies. Beneficial ownership of any investments, including trust investments which the Company may make to fulfill this obligation, shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Management Committee, the Company or any Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's Beneficiary or the Participant's creditors in any assets of the Company or its Subsidiaries whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

                  14.7 The designation of a Beneficiary  shall  be  on  a
             form provided by the Management Committee, executed by the Participant (with the consent of the Participant's spouse, if required by the Management Committee for reasons of community property or otherwise), and delivered to the Management Committee. A Participant may change his or her Beneficiary designation at any time. A designation by a Participant under the Predecessor Plans shall remain in effect under the Plan for any Restricted Stock, Incentive Awards or Performance Units unless such designation is revoked or changed under the Plan. If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of a Participant's account is paid, the balance shall be paid to the Participant's spouse, or if there is no surviving spouse, to the Participant's lineal descendants, pro rata, or if there is no surviving spouse or any lineal descendant, to the Participant's estate. Notwithstanding the foregoing, however, a Participant's Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under plans of this sort and is not preempted by laws which recognize the provisions of this Section 14.7.

                  14.8 The  Plan  shall  be  construed  and  governed  in
             accordance with the laws of the State of Texas, except that it shall be construed and governed in accordance with applicable federal law in the event that such federal law preempts state law.

                  14.9 Appropriate provision  shall be made for all taxes
             required to be withheld in connection with the exercise, grant or other taxable event with respect to options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units under the applicable laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, but not limited to, the required withholding of a sufficient number of shares of Common Stock otherwise issuable to a Participant to satisfy the said required minimum tax withholding obligations. Unless otherwise provided in the grant, a Participant is permitted to deliver shares of Common Stock (including shares acquired pursuant to the exercise of an option or stock appreciation right other than the option or stock appreciation right currently being exercised, to the extent permitted by applicable regulations) for payment of withholding taxes on the exercise of an option, stock appreciation right, or limited stock appreciation right, upon the grant or vesting of Restricted Stock or upon the payout of Incentive Awards or Performance Units. At the election of the Plan Administrator or, subject to approval of the Plan Administrator at its sole discretion, at the election of a Participant, shares of Common Stock may be withheld from the shares issuable to the Participant upon the exercise of an option or stock appreciation right, upon the vesting of the Restricted Stock or upon the payout of Performance Units to satisfy tax withholding obligations. The Fair Market Value of Common Stock as delivered pursuant to this Section 14.9 shall be determined as of the day prior to delivery, and shall be calculated in accordance with
             Section 2.9.

                  Any  Participant  that  makes  a Section 83(b) election
             under the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company with a copy of such election form filed with the Internal Revenue Service.

                  Tax  advice should be obtained by the Participant prior
             to the Participant's (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any shares of Common Stock issued under the Plan.

                  14.10 The Plan  administrator  may  in  its  discretion
             provide financing to a Participant in a principal amount sufficient to pay the purchase price of any award under the Plan and/or to pay the amount of taxes required by law to be withheld with respect to any award. Any such loan shall be subject to all applicable legal requirements and restrictions pertinent thereto, including Regulation G promulgated by the Federal Reserve Board. The grant of an award shall in no way obligate the Company or the Plan Administrator to provide any financing whatsoever in connection therewith.


              SECTION 15   COMPLIANCE WITH RULE 16b-3 AND SECTION 162(m)

                  The Company's intention  is that, so long as any of the
             Company's  equity  securities  are  registered  pursuant  to
             Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 and Section 162(m) and, if any Plan provision is later found not to be in compliance with Rule 16b-3 or Section 162(m), that provision shall be deemed modified as necessary to meet the requirements of Rule 16b-3 and Section 162(m). Notwithstanding the foregoing, and subject to Section 5.2, the Plan Administrator may grant or vest Restricted Stock in a manner which is not in compliance with Section 162(m) if the Plan Administrator determines that it would be in the best interests of the Company.

                  Notwithstanding  anything  in the Plan to the contrary,
             the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are
             Section 16 Insiders without so restricting, limiting or conditioning the Plan with respect to other Participants.


                SECTION 16   AMENDMENT, TERMINATION OR DISCONTINUANCE
                                     OF THE PLAN

                  16.1 Subject to the  Board  of  Directors  and  Section
             16.2, the Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the stockholders of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 12; provided, however, that after a Change in Control no change in any option, limited stock appreciation right, stock appreciation right, Restricted Stock, Incentive Award or Performance Unit theretofore granted may be made without the consent of the Participant which would impair the right of the Participant to acquire or retain Common Stock or cash that the Participant may have acquired as a result of the Plan.

                  16.2 The Plan Administrator  and the Board of Directors
             may  not  amend  the  Plan  without  the   approval  of  the
             stockholders of the Company to

                       (a) materially increase the number of shares, rights, Incentive Awards or Units that may be issued under the Plan to Section 16 Insiders; or

                       (b) lower the Option Price at which options may be granted pursuant to Section 6.4(a) or lower the Option Price of any outstanding options, except as provided by Section 5.5.

                  16.3 The Board of Directors may at any time suspend the
             operation of or terminate the Plan with respect to any shares of Common Stock, rights or Performance Units which are not at that time subject to option, limited stock appreciation right, stock appreciation right or grant of Restricted Stock, Incentive Awards or Performance Units.

                                                   EXHIBIT B


                          EL PASO ENERGY CORPORATION

                             EMPLOYEE STOCK
                              PURCHASE PLAN

                      Effective as of January 20, 1999

                              EL PASO ENERGY CORPORATION
                             EMPLOYEE STOCK PURCHASE PLAN


             1. Purposes

                  This   Employee   Stock  Purchase  Plan  (the  "Plan"),
             effective  as  of  January   20,   1999,  provides  Eligible
             Employees of El Paso Energy Corporation, a Delaware corporation, and its Subsidiaries an opportunity to (i) purchase shares of Common Stock of the Company at a discount from market prices, and (ii) increase ownership of the Company's Common Stock, on the terms and conditions set forth below. It is the intention of the Company that options issued pursuant to the Plan shall constitute stock options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in the Plan in a manner consistent with the requirements of that section of the Code.

             2.   Definitions

                  (a) Board of Directors-means the Board of Directors of
             El Paso Energy Corporation.

                  (b)  Company-means  El  Paso   Energy   Corporation,  a
             Delaware corporation.

                  (c) Compensation-means the total annual cash remuneration (before taxes) which an Eligible Employee receives as salary or wages, including base pay, payments for overtime, shift premium, bonuses, holiday pay, paid time off, short-term disability and other similar remuneration (grossed-up to reflect salary deferrals, if any, under
             Section 401(k) plans, Section 125 cafeteria plans, Section 132 plans and other qualified and nonqualified elective deferrals). Compensation shall not include other cash or non-cash remuneration such as payments under this or any other form of equity or fringe benefit program, expense reimbursements, allowances and payments attributable to foreign assignments, long-term disability and workers' compensation payments, and lump-sum payments due to death, termination of employment or layoff.

                  (d) Code-means the Internal Revenue Code of 1986, as amended.

                  (e) Committee-means the Compensation Committee of the Board of Directors with respect to Participants who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, if required, and the Management Committee (consisting of the Chief Executive Officer and such other senior officers of the Company as he or she may designate) with respect to all other Participants.

                  (f) Common Stock-means the common stock, par value $3.00 per share, of the Company.

                  (g) Eligible Employees-means those employees of the Company and its Subsidiaries who are eligible to participate in the Plan pursuant to Section 4.

                  (h) Exercise Date-means the last Trading Day of each calendar quarter; provided, however, that with respect to the first Offering Period, the first Exercise Date shall be the last Trading Day of the calendar quarter following stockholder approval of the Plan.

                  (i) Exercise Price-means, with respect to any Offering Period, the lesser of (i) 85% of the Fair Market Value of a share of the Company's Common Stock on the Grant Date, and (ii) 85% of the Fair Market Value of such share on the Exercise Date.

                  (j) Fair Market Value-means the average between the highest and lowest quoted selling prices at which the Company Common Stock is sold for a particular date as reported in the NYSE-Composite Transactions by The Wall Street Journal (or such other source as the Committee deems reliable) for such date, or if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

                  (k) Grant Date-means the first Trading Day of the calendar year, or with respect to the 1999 calendar year, the first Trading Day of the Plan's first Offering Period.

                  (l) Offering Period-means any twelve-month period beginning on the first Trading Day of a particular calendar year and ending on the last Trading Day of such calendar year, except that with respect to the 1999 calendar year, the Offering Period shall begin on the effective date of the Plan and end on the last Trading Day of such calendar year.

                  (m) Participating Employee-means an Eligible Employee who elects to participate in the Plan pursuant to
                  Section 5 hereof.

                  (n) Plan Account-means an account maintained by the Company or its designated record keeper/custodian for each Eligible Employee participating in the Plan to which payroll deductions are credited, against which funds used to purchase shares of Common Stock are charged, and to which shares of Common Stock purchased are credited.

                  (o) Subsidiary-means a corporation (or other form of business association that is treated as a corporation for tax purposes) that is designated by the Committee from time to time from among a group consisting of the Company and its subsidiary corporations, for the purposes of participation in the Plan, of which shares (or other ownership interests) having more than fifty percent (50%) of the voting power are owned or controlled, directly or indirectly, by the Company so as to qualify such corporation as a "subsidiary corporation" within the meaning of Section 424(f) of the Code. The participating Subsidiaries are set forth on Appendix A hereto, and are subject to change by the Committee.

                  (p) Trading Day-means any day on which the New York Stock Exchange (or any other established stock exchange or national market system the Committee deems appropriate) is open for trading.

             3.   Common Stock Subject to the Plan

                  (a) Subject to Section 3(b), the Company shall make available two million (2,000,000) shares of its Common Stock for purchase under the Plan from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Committee.

                  (b) In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board of Directors, upon the recommendation of the Committee, may make appropriate adjustments in the number of shares authorized for the Plan and with respect to number of shares credited to each Participating Employee's Plan Account.

             4.   Eligible Employees

                  (a) An "Eligible Employee" is any individual who, as of the beginning of an Offering Period, is a common law employee of the Company or a Subsidiary and whose customary employment with the Company or such Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing while the individual is on a short-term leave, approved by the Company or any Subsidiary, during which the employee receives no Compensation. To the extent required under Section 423 of the Code, where the period of unpaid leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employee relationship will be deemed to have terminated on the 91st day of such leave.

                  (b) No Eligible Employee shall be granted an option to purchase shares of Common Stock on any Grant Date if such employee, immediately after the option is granted, owns stock possessing five percent (5%) or more of the Company's outstanding Common Stock or five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of this Section 4(b), the rules of Code
                  Section 424(d) (relating to attribution of stock ownership) shall apply in determining the stock ownership of an Eligible Employee, and stock which the employee may purchase under outstanding options (whether or not subject to the special tax treatment provided by the Plan) shall be treated as stock owned by such employee.

                  (c) Notwithstanding any other provision of the Plan to the contrary, no Eligible Employee shall be granted an option to purchase shares of Common Stock under the Plan which permits such employee's rights to purchase stock under all employee stock purchase plans that are intended to qualify under Code Section 423 and that are maintained by the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand U.S. dollars ($25,000) (or the equivalent thereof in other currencies) worth of stock determined at the Fair Market Value of the shares on the Grant Date for each calendar year. This paragraph shall be interpreted in accordance with applicable Code rules and regulations.

                  5.Participation in the Plan

                  An Eligible Employee may participate in the Plan by completing and filing with the Company, or its designated record keeper/custodian, an election form or responding to enrollment procedures as set forth in a voice response system which authorizes payroll deductions from the employee's Compensation. Such deductions shall commence with the first pay period in the Offering Period beginning after such form is filed and recorded with the Company or its designated record keeper/custodian and shall continue until the employee ceases participation in the Plan or the Plan is terminated. Notwithstanding the foregoing, with respect to the first Offering Period, payroll deductions will commence in the month immediately following stockholder approval of the Plan.

                  6.Payroll Deductions

                  Payroll deductions shall be made from the Compensation paid to each Participating Employee for each regular payroll period in such amounts as the Participating Employee shall authorize in his or her election form. The minimum payroll deduction shall be ten U.S. dollars ($10) per month up to a maximum of twenty-one thousand two hundred fifty U.S. dollars ($21,250) per calendar year, with such deductions to be made from only the regular base salary payroll processing cycle (and not from bonus or other special payroll processing events). All payroll deductions made for a Participating Employee shall be credited to his or her Plan Account. Unless the Committee otherwise provides, if a Participating Employee's Compensation is insufficient in any pay period to allow the entire payroll deduction contemplated under the Plan, all such available amounts shall be deducted and credited to the Participating Employee's Plan Account for such pay period. Payroll deductions under the Plan shall be made only after all other withholdings, deductions, garnishments and the similar deductions have been made. Notwithstanding any other provision to the contrary, the Committee may allow, subject to such terms and conditions as the Committee determines appropriate, Participating Employees to provide other sources of funds to satisfy such Participating Employees elected contributions, but in no event shall the total annual contribution by a Participating Employee exceed such Participating Employee's Compensation.

                  7.Changes in the Payroll Deductions

                  Subject to Section 8 below, a Participating Employee may change the amount of his or her payroll deduction by filing a new election form with the Company or its designated record keeper/custodian or responding to a voice response enrollment system during an enrollment period, as specified by the Company. The change shall become effective for the next Offering Period. Except as set forth in Section 8, other changes shall not be allowed during an Offering Period.

                  8.Termination of Participation in the Plan

                  (a) Voluntary Cessation of Plan Participation. A Participating Employee, at any time and for any reason, may voluntarily terminate participation in the Plan by written notification, or appropriate procedures set forth in a voice response system or otherwise as the Company may determine, of withdrawal delivered to the appropriate payroll office or designated record keeper/custodian sufficiently in advance, generally ten
                  (10) Trading Days, to process such changes before the next pay period. In such event, any payroll deductions and other funds credited to such Participating Employee's Plan Account shall be used to purchase shares of Common Stock on the next Exercise Date unless such Participating Employee requests to receive such amounts, in a manner determined by the Committee. An employee whose participation in the Plan has voluntarily terminated may not rejoin the Plan until the next Offering Period following the date of such termination.

                  (b) Employment Termination and Death. Unless otherwise provided in this Section 8, a Participating Employee's participation in the Plan shall be terminated involuntarily upon (i) termination of his or her employment with the Company or its Subsidiaries for any reason, or (ii) death of the Participating Employee. In each event, payroll deductions shall cease as of such termination and all payroll deductions and other funds (exclusive of dividends and other distributions, if any) credited to the Participating Employee's Plan Account, but not yet used to purchase shares of Common Stock, shall be refunded, without interest, to the Participating Employee or his or her beneficiary or estate, as applicable, as soon as practicable following such termination. However, if such termination occurs without sufficient time, generally ten (10) Trading Days, to process such termination prior to an Exercise Date, the Committee may allow all payroll deductions, dividends and other distributions credited to such Participating Employee's Plan Account to be used to purchase additional shares of Common Stock on the next Exercise Date.

                  (c) Retirement and Permanent Disability. In the event the Participating Employee retires or becomes permanently disabled, any payroll deductions and other funds credited to such employee's Plan Account shall be used to purchase shares of Common Stock on the next Exercise Date unless the employee requests to receive such amounts, in a manner determined by the Committee and such notice is received sufficiently in advance of the next Exercise Date, generally ten (10) Trading Days, to process such request.

                  In the event a Participating Employee's participation in the Plan is terminated pursuant to this Section 8, then such Participating Employee may allow shares of Common Stock credited to the Participating Employee's (or former employee's) Plan Account to remain therein (at such person's expense, if any), or at any time, request withdrawal of all or a portion of such account in the manner specified in the Plan or by the Committee.

                  9.Purchase of Shares

                  (a) On each Grant Date, each Participating Employee shall be deemed to have been granted an option to purchase up to that number shares of Common Stock as provided in this Section 9.

                  (b) Each option shall be for a number of shares up to the maximum number acquirable through the payroll deductions allowed under Section 6 above, but no more than two thousand (2,000) shares during any one Offering Period. Each option shall be for a term of not more than one year and shall be exercised as provided below.

                  (c) On each Exercise Date, each Participating Employee shall be deemed to have exercised his or her option granted, pursuant to Section 9(a). On each Exercise Date, the Company shall apply the funds (exclusive of dividends and other distributions, if any) credited to each Participating Employee's Plan Account, pursuant to
                  Section 6 above, to the purchase (without commissions or fees) that number of shares of Common Stock determined by dividing the Exercise Price into the balance in the employee's Plan Account on the Exercise Date, subject to the limitations in Sections 4(b) and 4(c).

                  (d) As soon as practicable after each Exercise Date, a statement shall be delivered to each Participating Employee regarding his or her Plan Account, which may include, among other things and to the extent necessary and appropriate, (i) the name, address and federal identification number of the Company and the Participating Employee; (ii) the amounts of payroll deductions or other funds credited to the Plan Account;
                  (iii) the Exercise Price; (iv) the date of purchase or transfer; (v) the number of shares purchased or transferred; (vi) a statement that the purchase of shares is pursuant to a Code Section 423 plan; and
                  (vii) the balance in the Plan Account.

                  10.Rights as a Stockholder

                  (a) As promptly as practicable after each Exercise Date, a Participating Employee shall be treated as the beneficial owner of his or her shares purchased pursuant to the Plan, and such shares shall be credited to a book-entry account maintained for the benefit of the Participating Employee by the record keeper/custodian selected by the Company. A Participating Employee may request that a stock certificate for all or a portion of the shares credited to the Participating Employee's Plan Account be issued, provided the Participating Employee pays any fees associated with the issuance of such stock certificate. A cash payment (less any applicable fees to sell a fractional share) shall be made for any fraction of a share of Common Stock in such account, if necessary to close the account.

                  (b) A Participating Employee shall have all ownership rights with respect to the whole number of shares credited to the Plan Account, including the right to vote such shares of Common Stock and to receive dividends or other distributions, if any. Any dividends or distributions which may be declared thereon by the Board of Directors will be reinvested by the record keeper/custodian in additional shares of Common Stock for the Participating Employee within a reasonable time (as determined by the Committee) following such dividend payment date or distribution date, and shall be invested based upon the Fair Market Value on the date of such investment (without any discount).

                  11.Rights Not Transferable

                  Rights under the Plan are not transferable by a Participating Employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee or by the employee's guardian or legal representative. No rights or payroll deductions of a Participating Employee under the Plan shall be subject to execution, attachment, levy, garnishment or similar process.

                  12.Sale of Shares

                  Should a Participating Employee choose to sell shares purchased under the Plan, such Participating Employee shall be responsible to pay any and all applicable brokerage fees and associated costs related to such sale. Sales requested by a Participating Employee shall occur as soon as administratively feasible after the receipt of such request, but neither the Committee nor the Company nor any Subsidiary shall be liable for any delay in the execution of such request. Participating Employees bear the risk of stock price fluctuation between the time they place the order to sell and the time the shares are actually sold. Additionally, Participating Employees who have requested to sell shares may receive the average of the prices of all shares sold under the Plan for a particular day.

                  13.Application of Funds

                  All funds of Participating Employees received or held by the Company under the Plan before purchase of the shares of Common Stock may be held in bank accounts of the Company or may be used by the Company for general corporate purposes. The Company shall not be obligated to segregate payroll deductions. No interest shall accrue on the payroll deductions which are received and held by the Company under the Plan or credited to the Participating Employee's Plan Account.

                  14.Administration of the Plan

                  The Plan shall be administered by the Committee, which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Without limiting the full discretion of the Committee in the administration of the Plan, the Committee may limit the percentage or dollar amount of Compensation that may be contributed under the Plan, change the frequency of payroll deductions, modify the frequency or number of changes in the amount of payroll deductions to be made during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participating Employee in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares of Common Stock for each Participating Employee properly correspond with amounts withheld from the Participating Employee's Compensation, establish, collect, amend or waive administrative or other fees to be assessed Participating Employees incident to their participation in the Plan (including those fees set forth in Section
                  12), and establish such other limitations or procedures as the Committee determines in its sole discretion are advisable and consistent with the Plan and with the requirements (including any non-discrimination requirements) of the Code. The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code. Every finding, decision and determination made by the Committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

                  15.Amendments to the Plan

                  The Board of Directors may at any time and for any reason terminate or amend the Plan, and/or delegate authority for any amendments to the Committee. Except as provided in Section 16 hereof, no such termination or amendment shall affect options previously granted or adversely affect the rights of any Participating Employee with respect thereto. Without shareholder consent and without regard to whether any Participating Employee rights may have been considered to have been "adversely affected," the Plan may be amended to change the Offering Periods, change the Exercise Dates, increase the Exercise Price or change the amount of allowable payroll deductions. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as required.

             16. Change in Control

                  In the event of a Change in Control of the Company, any
             Offering Period then in progress shall be shortened by setting a new Exercise Date (the "Change of Control Exercise Date") and any Offering Period then in progress shall end on the Change of Control Exercise Date. The Change of Control Exercise Date shall be before the date of the Company's proposed sale or merger. The Committee shall notify each Participating Employee in writing, at least ten (10) Trading Days prior to the Change of Control Exercise Date, that the Exercise Date for the Participating Employee's option has been changed to the Change of Control Exercise Date and that the Participating Employee's option shall be exercised automatically on the Change of Control Exercise Date, unless prior to such date the Participating Employee has withdrawn from the Offering Period, as provided for in Sections 5 and 8 hereof. For purposes of the Plan, a "Change in Control" shall be deemed to occur: (a) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; (b) upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); (c) upon the approval by the Company's stockholders of a merger or
             consolidation,   a   sale,   or   disposition   of   all  or
             substantially all the Company's assets or a plan of liquidation or dissolution of the Company; or (d) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

             17.  Effective Date, Suspension and Termination of the Plan

                  (a) The Board of Directors adopted the Plan effective January 20, 1999, provided that it is approved within twelve months therefrom by the stockholders of the Company. Should the Plan fail to become effective because of lack of approval by the stockholders of the Company, then any credit balances in the respective employees' Plan Accounts shall be returned to the employees for whom such Plan Accounts were established, without the payment of interest.

                  (b) The Plan shall terminate upon the earliest of (i) the termination of the Plan by the Board of Directors, as specified below, (ii) December 31, 2009, or (iii) when no more shares remain to be purchased under the Plan. The Board of Directors may terminate the Plan, but only as of the Trading Day immediately following an Exercise Date. If on an Exercise Date, Participating Employees in the aggregate have options to purchase more shares of Common Stock than are available for purchase under the Plan, each Participating Employee shall be eligible to purchase a reduced number of shares of Common Stock on a pro rata basis and any excess payroll deductions or other monies contributed by such employee shall be returned to such employees, all as provided by rules and regulations adopted by the Committee.

             18.  Costs

                  All costs and expenses  incurred  in  administering the
             Plan shall be paid by the Company, except that any brokerage fees or certificate costs incurred in the sale of the shares of Common Stock by any Participating Employee shall be handled in accordance with Sections 10 and 12 of the Plan, and any administrative or other fees established by the Committee pursuant to Section 14 of the Plan shall be handled as specified by the Committee.

             19.  Purchase for Investment Purposes

                  The Plan  is intended to provide shares of Common Stock
             for investment and not for resale. The Company does not, however, intend to restrict or influence any Participating Employee in the conduct of such employee's own affairs. A Participating Employee may therefore sell shares of Common Stock purchased under the Plan at any time the Participating Employee chooses, subject to compliance with any applicable federal or state securities laws. Because of certain federal tax requirements, each Participating Employee agrees, by enrolling in the Plan, to notify the Company of any sale or other disposition of shares of Common Stock held by the Participating Employee less than two (2) years from the beginning of the Offering Period during which they were purchased or one (1) year from the Exercise Date, whichever is longer, indicating the number of such shares of Common Stock disposed of. The Company shall be entitled to presume that a Participating Employee has disposed of any shares of Common Stock for which the Participating Employee has requested a certificate. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Company may deem advisable under all applicable laws, rules, and regulations, and the Company may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

             20.  Governmental Regulations

                  Notwithstanding  anything  else  in  the  Plan, options
             shall not be exercisable or exercised and shares of Common Stock shall not be issued with respect to an option to purchase unless the exercise of such option and the issuance and delivery of shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed. As a condition to the exercise of an option, the Company may require a Participating Employee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

             21.  Applicable Law

                  The  Plan  shall  be  interpreted under the laws of the
             State of Texas, unless preempted by federal law. The Plan is not to be subject to the Employee Retirement Income Security Act of 1974, as amended, but is intended to comply with Section 423 of the Code. Any provisions required to be set forth in the Plan by such Code section are hereby included as fully as if set forth in the Plan in full.

             22.  Effect on Employment

                  The provisions of the Plan  shall  not affect the right
             of the Company or any Subsidiary or any Participating Employee to terminate his or her employment with the Company or Subsidiary. Any income Participating Employees may realize as a result of participating in the Plan shall not be considered as part of a Participating Employee's salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or its Subsidiaries, or required by law or by contractual obligations of the Company or its Subsidiaries.

             23.  Taxes

                  At  the  time  an  option  to purchase is exercised, in
             whole or in part, or at the time all or a portion of the shares of Common Stock purchased under the Plan are disposed of, the Participating Employee must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the shares of Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participating Employee's Compensation or other wages or amounts payable to the Participating Employee (whether or not such person at the time continues to participate or to be eligible to participate in the Plan, and regardless of whether or not such person at the time continues to be employed by the Company or any Subsidiary) the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to any sale or early disposition of shares of Common Stock by the Participating Employee.

             24.   Loans

                  Subject to applicable laws,  the  Committee  may  allow
             Participating Employees to borrow money against the value of the Common Stock held in such Participating Employee's Plan Account. In such event, the Participating Employee and his or her Plan Account will be subject to certain terms, conditions and restrictions as the Committee, its designated record keeper/custodian, or financial institution may deem necessary or appropriate to secure the shares in the Plan Account as collateral for such loan.

             25.  Beneficiaries

                  A Participating Employee may file with  the  Company or
             its designated record keeper/custodian, a written designation of a beneficiary who is entitled to receive any shares of Common Stock, accumulated payroll deductions, dividends or other distributions, if any, held for the Participating Employee under the Plan, in the event of the employee's death. If the Participating Employee is married and the designated beneficiary is not the spouse, written spousal consent shall be required for such designation to be effective. A Participating Employee may change the designation of a beneficiary at any time by written notice, unless the current designated beneficiary is a spouse, in which case, written spousal consent shall be required. If no beneficiary is designated, the designation is ineffective, or in the event the beneficiary dies before the balance of a Participating Employee's Plan Account is paid, the balance shall be paid to the Participating Employee's spouse or, if there is no surviving spouse, to his or her lineal descendants, pro rata, or, if there is no surviving spouse or any lineal descendant, to the employee's estate.

             26.  Notices

                  All  notices  or  other  communications  by an Eligible
             Employee to the Company or a Subsidiary under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. All notices and other communications to any Eligible Employee or Participating Employee shall be made to the address maintained on the Company's payroll records.

                     SOLICITED BY THE BOARD OF DIRECTORS

                        EL PASO ENERGY CORPORATION

                       ANNUAL MEETING OF STOCKHOLDERS

                              APRIL 22, 1999

The undersigned hereby appoints William A. Wise and Britton White Jr., and each or any of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of El Paso Energy Corporation, held of record by the undersigned on February 24, 1999 at the Annual Meeting of Stockholders to be held at The Windsor Court Hotel, 300 Gravier Street, New Orleans, Louisiana on April 22, 1999, and at any adjournment(s) or postponement(s) of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matter that may properly come before the Annual Meeting, including substitute nominees if any of the named nominees for Director should be unavailable to serve for election, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. THIS PROXY WHEN PROPERLY EXECUTED WILL
BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF
THIS PROXY IS RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE
VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5 AND AGAINST PROPOSAL 6.

[See Reverse Side]                                      [See Reverse Side]
             (IMPORTANT-TO BE SIGNED AND DATED ON REVERSE SIDE)

EL PASO ENERGY CORPORATION
c/o EquiServe
P.O. Box 8040
Boston, MA  02266-8040

        [VOTE BY TELEPHONE]                      [VOTE BY INTERNET]
It's fast, convenient, and immediate!   It's fast, convenient and you vote is
Call Toll-Free on a Touch-Tone Phone    immediately confirmed and posted.
1-877-PRX-VTE (1-877-779-8683)
                                        In addition, after your vote, you will
                                        have the opportunity to sign up and
                                        indicate your consent to receive future
                                        shareholder communications via the
                                        internet, if available.

Follow these four easy steps:           Follow these four easy steps:

1.  Read the accompanying Proxy         1. Read the accompanying Proxy
    Statement and Proxy Card.              Statement and Proxy Card.

2.  Call the toll-free number           2. Go to the Website
    1-877-PRX-VOTE (1-877-779-8683)         http://www.eproxyvote.com/epg

3.  Enter your 14-digit Control Number  3.  Enter your 14-digit Control Number
    located on your Proxy Card above        located on your Proxy Card above
    your name.                              your name.

4.  Follow the recorded instructions.    4. Follow the instructions provided.

Your Vote is important!                     Your vote is important!
Call 1-877-PRX-VOTE (1-877-779-8683)        Go to http://www.eproxyvote.com/epg
anytime!                                    anytime!

[X]  Please mark votes as in this example

[The Board of Directors recommends a vote
  FOR proposals 1,2,3,4 and 5.]
 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
 CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                                             For   Against  Abstain
1.  Election of Directors.                      (2) Approval of El Paso Energy Corporation
     Nominees: (01) Byron Allumbaugh (2) Juan       1999 Omnibus Incentive Compensation Plan. [   ]   [   ]    [   ]
     Carlos Braniff, (03) Peter T. Flawn,
     (04) James F. Gibbons, (05) Ben F. Love,   (3) Approval of El Paso Energy Corporation
     (06) Kenneth L. Smalley, (07) Malcolm          Employee Stock Purchase Plan              [   ]   [   ]    [   ]
     Wallop, (08) William A. Wise

     FOR ALL NOMINEES LISTED ABOVE  [    ]      (4) Approval of Amendment to Restated
     WITHHOLD AUTHORITY TO VOTE FOR                 Certificate of Incorporation of
      ALL NOMINEES LISTED ABOVE     [    ]          El Paso Natural Gas Company to
                                                    to eliminate the provision relating
     [   ]____________________________              to Section 251(g) of the Delaware
           For all nominees except as noted         General Corporation Law.                  [   ]   [   ]    [   ]
           above
                                                (5) Ratification of the appointment of
                                                    PricewaterhouseCoopers LLP as
                                                    Independent Certified Public Accountants
                                                    of the Company for fiscal year 1999.      [   ]   [   ]    [   ]

                                                ---------------------------------------------------------------------
                                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 6.
                                                ---------------------------------------------------------------------
                                                                                               For   Against  Abstain
                                                (6) Approval of Stockholder Proposal relating
                                                    to Corporate Democracy                    [   ]   [   ]    [   ]
                                                ---------------------------------------------------------------------
                                                MARK HERE FOR ADDRESS CHANGE [    ]    MARK HERE FOR COMMENDS  [   ]
                                                AND NOTE AT LEFT

                                                Please sign exactly as your name appears.  If acting as attorney, executor, trustee or in other representative capacity, sign name and title.  If a corporation, please sign full corporate name by
                                                President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.  If held jointly, both parties must sign and date.

Signature: ______________________ Date:   Signature: __________________ Date:______________

                           CONFIDENTIAL VOTING INSTRUCTIONS
                              EL PASO ENERGY CORPORATION
                     ANNUAL MEETING OF STOCKHOLDERS - APRIL 22, 1999 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


           TO:  BANKERS TRUST COMPANY, TRUSTEE UNDER EL PASO
                ENERGY CORPORATION BENEFITS PROTECTION TRUST

           The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of
           El Paso Energy Corporation, credited to my account under the referenced Plan at the close of business on February 24, 1999, the record date, at the Annual Meeting of Stockholders to be held at The Windsor Court Hotel, 300 Gravier Street, New Orleans, Louisiana 70130, on April 22, 1999, and at any adjournment(s) or postponement(s) of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the meeting, including substitute nominees if any of the named nominees for Director should be unavailable to serve, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

           If this proxy is completed, dated, signed and returned in the accompanying envelope to the Trustee by April 12, 1999, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. If this proxy is returned to the Trustee without direction being given, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5 and AGAINST proposal 6.

PLEASE MARK YOUR CHOICE LIKE THIS [X]
IN DARK INK AND SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.


1.  Election of Directors - Nominees:
    Byron Allumbaugh, Juan Carlos Braniff,  For All Nominees Withhold Authority
    Peter T. Flawn, James F. Gibbons            [    ]       to Vote for all
    Ben F. Love, Kenneth L. Smalley,                         nominees  [   ]
    Malcolm Wallop,  William A. Wise
                                          [   ]____________________________
                                         For all nominees except as noted above

                                              For    Against  Abstain
2.  Approval of El Paso Energy Corporation
    1999 Omnibus Incentive Compensation Plan. [   ]   [   ]    [   ]


3.  Approval of El Paso Energy Corporation    For    Against  Abstain
    Employee Stock Purchase Plan              [   ]   [   ]    [   ]

4.  Approval of Amendment to Restated
    Certificate of Incorporation of
    El Paso Natural Gas Company to
    to eliminate the provision relating
    to Section 251(g) of the Delaware         For    Against  Abstain
    General Corporation Law.                  [   ]   [   ]    [   ]

5.  Ratification of the appointment of
    PricewaterhouseCoopers LLP as
    Independent Certified Public Accountants   For    Against  Abstain
    of the Company for fiscal year 1999.      [   ]   [   ]    [   ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 6.


6. Approval of Stockholder Proposal relating   For    Against  Abstain
   to Corporate Democracy                      [   ]   [   ]    [   ]

                             If  acting as attorney, executor, trustee or
                             in other  representative capacity, sign name
                             and title.  If a corporation, please sign in
                             full corporate  name  by  President or other
                             authorized   officer.    If  a  partnership,
                             please   sign   in   partnership   name   by
                             authorized person.

                             IMPORTANT:   Please  mark,  sign,  date, and
                             return this proxy card promptly using the enclosed envelope.

Shares held as of
 December 31, 1998:

                                 SIGNATURE
                                 DATE

                           CONFIDENTIAL VOTING INSTRUCTIONS
                             EL PASO ENERGY CORPORATION
                       ANNUAL MEETING OF STOCKHOLDERS - April 22, 1999
                        SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          TO:  BANKERS TRUST COMPANY, TRUSTEE UNDER EL PASO
               ENERGY CORPORATION RETIREMENT SAVINGS PLAN

          The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Energy Corporation credited to my account under the referenced Plan at the close of business on February 24, 1999, the record date, at the Annual Meeting of Stockholders to be held at The Windsor Court Hotel, 300 Gravier Street, New Orleans, Louisiana 70130 on April 22, 1999, and at any adjournment(s) or postponement(s) of such meeting for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

          If this proxy is completed, dated, signed and returned in the accompanying envelope to the Trustee by April 12, 1999, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. If this proxy is returned to the Trustee without direction being given, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5 and AGAINST proposal 6.

PLEASE MARK YOUR CHOICE LIKE THIS [X]
IN DARK INK AND SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.


1.  Election of Directors - Nominees:
    Byron Allumbaugh, Juan Carlos Braniff,  For All Nominees Withhold Authority
    Peter T. Flawn, James F. Gibbons,            [    ]       to Vote for all
    Ben F. Love, Kenneth L. Smalley                           nominees  [   ]
    Malcolm Wallop, William A. Wise

                                          [   ]____________________________
                                        For all nominees except as noted above

                                              For    Against  Abstain
2.  Approval of El Paso Energy Corporation
    1999 Omnibus Incentive Compensation Plan. [   ]   [   ]    [   ]


3.  Approval of El Paso Energy Corporation    For    Against  Abstain
    Employee Stock Purchase Plan              [   ]   [   ]    [   ]

4.  Approval of Amendment to Restated
    Certificate of Incorporation of
    El Paso Natural Gas Company to
    to eliminate the provision relating
    to Section 251(g) of the Delaware         For    Against  Abstain
    General Corporation Law.                  [   ]   [   ]    [   ]

5.  Ratification of the appointment of
    PricewaterhouseCoopers LLP as
    Independent Certified Public Accountants   For    Against  Abstain
    of the Company for fiscal year 1999.      [   ]   [   ]    [   ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 6.


6. Approval of Stockholder Proposal relating   For    Against  Abstain
   to Corporate Democracy                      [   ]   [   ]    [   ]

                             If  acting as attorney, executor, trustee or
                             in other  representative capacity, sign name
                             and title.  If a corporation, please sign in
                             full corporate  name  by  President or other
                             authorized   officer.    If  a  partnership,
                             please   sign   in   partnership   name   by
                             authorized person.

                             IMPORTANT:   Please  mark,  sign,  date, and
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                             enclosed envelope.

Shares held as of
December 31, 1998:

                                 SIGNATURE
                                 DATE